UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 through October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2013

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

DECEMBER 4, 2013 (Unaudited)

Dear Shareholder:

Despite periods of heightened volatility, developed market equities, in aggregate, posted outstanding returns for the twelve months ended October 31, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. While it signaled a potential policy shift, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Many central banks overseas also maintained accommodative monetary policies aimed at stimulating their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio.”

Positive investor sentiment was interrupted several times during the reporting period, triggered by a number of factors including uncertainties regarding the U.S. “fiscal cliff” and sequestration, geopolitical issues, the Fed’s plans to begin “tapering” its asset purchase program, the partial federal government shutdown and the raising of the debt ceiling. Yet, market declines proved to be only temporary setbacks. All told, U.S. stocks rose sharply and achieved record highs on a number of occasions during the twelve months ended October 31, 2013. Overseas, developed international stocks also rallied sharply, while emerging market equities generated less robust returns given concerns regarding China’s economy and rising U.S. interest rates.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. U.S. Treasury security yields continued to be low from a historical perspective, but ended the period sharply higher than when the reporting period began. Still, U.S. Treasury yields fell from their reporting period peak in early September

2013 as the Fed chose to delay tapering its asset purchases. The yield for 10-year U.S. Treasury securities ended October 31, 2013 at 2.57%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.31% and 3.63%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market generated a negative return for the reporting period. High yield bonds (also known as “junk bonds”), in contrast, posted a solid gain, whereas emerging market debt securities declined.

Maintaining a Long-Term Perspective

While the global economy is far from robust, it is still on a growth path. Despite some recent mixed data, the expansion in the U.S. appears to be sustainable. In addition, Europe has finally emerged from its lengthy recession. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, there have been some encouraging signs of late that its economy can avoid a “hard landing.”

We are encouraged by the stock market’s resiliency despite periods of elevated volatility. In addition, equity market correlations appear to be moderating, which could create a more favorable environment for active managers. Also, given the overall weakness in the bond market, valuations in a number of fixed income sectors have become more attractive.

As the market’s periodic gyrations have demonstrated, it is critically important to maintain a long-term focus for your investment portfolio. Furthermore, having a well-diversified investment portfolio that is allocated among a number of asset classes can potentially lessen the impact of market declines.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

Developed Markets

The global financial markets experienced periods of volatility during the reporting period. This volatility was triggered by a number of factors, including mixed economic data, geopolitical issues, expectations for future central bank monetary policies and, in the U.S., the impact of the fiscal cliff, sequestration and partial government shutdown. Global developed equity markets were generally highly resilient during the reporting period given overall robust investor demand and continued accommodative monetary policy. All told, the MSCI Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) returned 26.88% for the twelve months ended October 31, 2013.

Emerging Markets

While emerging market stocks generated a positive return, they underperformed international developed equities during the reporting period. For the twelve months ended October 31, 2013, the MSCI Emerging Markets Index (net of foreign withholding taxes) gained 6.53%. Headwinds facing emerging market stocks included concerns regarding the trajectory of growth in China, generally weakening commodity prices and rising U.S. interest rates.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.04%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	6.53%

Net Assets as of 10/31/2013 (In Thousands)	$1,029,586

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the consumer discretionary sector and in the financials sector contributed to relative performance. The Fund’s security selection in the information technology sector detracted from relative performance, as did security selection in the consumer staples sector.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Great Wall Motor Co., Ltd. and Turk Hava Yollari. The Fund’s holdings in SJM Holdings Limited, which was not held by the Benchmark, also contributed to relative performance. Great Wall Motor Co., Ltd., a Chinese automobile manufacturer, reported a sharp increase in sales during the reporting period. Shares of Turkish airline Turk Hava Yollari benefited from strong growth in passenger volume. SJM Holdings Limited, an operator of casinos in Macao (near Hong Kong), reported solid gains in revenue and earnings.

Individual detractors from relative performance included Benchmark holdings Tencent Holdings Ltd., a Chinese online social media company, and Naspers Limited, a South Africa-based multinational media company. Both companies reported strong operating results during the reporting period, and the Fund not having a position in either company negatively impacted relative performance. Also detracting from relative performance was the Fund’s overweight position in Korea Zinc Co., Ltd, which manufactures non-ferrous metal products. The company’s shares slid as commodity prices fell.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, at the end of the reporting period the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	5.5%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.2
3.	China Construction Bank Corp., Class H (China)	2.4
4.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.4
5.	China Mobile Ltd. (Hong Kong)	2.3
6.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	2.2
7.	Hyundai Motor Co. (South Korea)	2.0
8.	Lukoil OAO, ADR (Russia)	1.9
9.	CNOOC Ltd. (China)	1.8
10.	Cia de Bebidas das Americas (Preference Shares), ADR (Brazil)	1.7

PORTFOLIO COMPOSITION BY COUNTRY*
China	17.4%
South Korea	15.2
Brazil	12.9
Taiwan	11.7
Russia	9.7
India	6.5
Hong Kong	5.4
Turkey	4.9
South Africa	4.3
Poland	4.3
Indonesia	1.8
United Arab Emirates	1.5
Hungary	1.0
Others (each less than 1.0%)	2.0
Short-Term Investment	1.4

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		6.67%	15.79%	(0.16)%
With Sales Charge*		1.10	14.53	(1.11)
CLASS C SHARES	2/28/08
Without CDSC		6.25	15.24	(0.66)
With CDSC**		5.25	15.24	(0.66)
CLASS R5 SHARES	2/28/08	7.21	16.32	0.29
SELECT CLASS SHARES	2/28/08	7.04	16.10	0.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.47%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	6.53%

Net Assets as of 10/31/2013 (In Thousands)	$3,411,693

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s stock selection in the consumer discretionary, financials and materials sectors detracted from relative performance. An overweight position and stock selection in the information technology sector contributed to relative performance, as did stock selection in the consumer staples and energy sectors.

Individual detractors from relative performance included the Fund’s overweight positions in Astra International Tbk PT and Kumba Iron Ore Ltd. Shares of Astra International Tbk PT, an Indonesian automotive distributor, declined as company earnings were hurt by rising labor costs and increased competition. South African issuer Kumba Iron Ore Ltd., a supplier of iron ore to the global steel industry, was hurt by falling commodity prices. Also detracting from relative performance was the Fund’s underweight position relative to the Benchmark in Tencent Holdings Ltd., a Chinese online social media company. The company’s shares rose as the firm reported strong operating results during the twelve-month period.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Magnit

OAO, Tata Consultancy Services Ltd. and Delta Electronics, Inc. Shares of Russian food retailer Magnit OAO benefited from the company’s strong sales. Tata Consultancy Services Ltd. is an Indian information technology services and consulting firm. Its shares rallied as the company won a number of large new contracts and announced a special dividend payment. Delta Electronics, Inc., a Taiwan-based power management solutions provider, reported better-than-expected earnings, which helped boost the stock.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	4.0%
2.	Housing Development Finance Corp. (India)	3.6
3.	AIA Group Ltd. (Hong Kong)	2.7
4.	Hyundai Motor Co. (South Korea)	2.6
5.	Tata Consultancy Services Ltd. (India)	2.5
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.4
7.	MTN Group Ltd. (South Africa)	2.1
8.	CNOOC Ltd. (China)	2.0
9.	Infosys Ltd., ADR (India)	2.0
10.	Bidvest Group Ltd. (South Africa)	2.0

PORTFOLIO COMPOSITION BY COUNTRY*
India	15.9%
South Africa	14.8
Brazil	10.7
South Korea	7.6
Hong Kong	7.2
China	6.5
Taiwan	5.6
Russia	4.2
Thailand	3.5
United Kingdom	3.3
Indonesia	3.3
Turkey	3.0
Mexico	2.7
Luxembourg	1.9
Colombia	1.5
Peru	1.4
Malaysia	1.0
Cyprus	1.0
Others (each less than 1.0%)	0.8
Short-Term Investment	4.1

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		5.03%	13.41%	12.49%
With Sales Charge*		(0.49)	12.20	11.88
CLASS B SHARES	9/28/01
Without CDSC		4.57	12.86	12.04
With CDSC**		(0.43)	12.61	12.04
CLASS C SHARES	2/28/06
Without CDSC		4.51	12.84	11.93
With CDSC***		3.51	12.84	11.93
INSTITUTIONAL CLASS SHARES	11/15/93	5.47	13.87	12.98
SELECT CLASS SHARES	9/10/01	5.29	13.68	12.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Global Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.73%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	25.77%

Net Assets as of 10/31/2013 (In Thousands)	$107,684

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the industrial cyclical, transport services and consumer cyclicals and banks-capital markets sectors detracted from relative performance, as did an underweight position in the automotive sector. Contributing to relative performance were underweight positions and security selection in the basic industries and technology-software sectors, as well as security selection in the utilities sector.

Individual detractors from relative performance included the Fund’s overweight positions in Merck & Co., Inc., Pearson Plc and Daito Trust Construction Co., Ltd. Shares of Merck & Co., Inc., a pharmaceutical company, underperformed during the period. Having been a strong performer in the prior twelve-month period ending October 31, 2012, the stock declined during the reporting period, as test results for some of the company’s experimental treatments proved disappointing. Pearson Plc, a British multinational publishing and education company, forecasted weaker-than-expected operating profits as the shift to digital and e-based learning materials undermined demand for college textbooks in its key North American education division. Shares of Daito Trust Construction Co., Ltd., a building construction and real estate company, underperformed, held back by questions about how successful Japanese Prime Minister Abe’s government will be in terms of stimulating domestic demand.

Individual contributors to relative performance included the Fund’s overweight positions in Electricite de France SA, ConocoPhillips and BASF SE. Shares of Electricite de France SA, a French power generator, moved higher, driven in part by the prospect that economic activity in the euro zone would improve. The company was also recently granted permission to raise tariffs, even as it continues to cut costs and pay down debt. Shares of ConocoPhillips, an oil and gas producer, performed well on the back of better-than-expected production and earnings results. The company also continued to seek to revamp its portfolio of assets, focusing on its most profitable holdings. Shares of BASF SE, a German chemical company, rallied as cost cuts, recent acquisitions and a focus on more profitable businesses boosted company profits.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Microsoft Corp.	2.8%
2.	Australia & New Zealand Banking Group Ltd. (Australia)	2.6
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
4.	Vodafone Group plc (United Kingdom)	2.5
5.	Swiss Re AG (Switzerland)	2.4
6.	ConocoPhillips	2.3
7.	Johnson & Johnson	2.3
8.	Eni S.p.A. (Italy)	2.2
9.	Time Warner, Inc.	2.0
10.	Singapore Telecommunications Ltd. (Singapore)	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
United States	31.9%
United Kingdom	10.7
France	10.2
Japan	6.8
Switzerland	5.5
Germany	5.5
Australia	5.2
Sweden	3.3
Singapore	2.6
Netherlands	2.5
Italy	2.2
China	1.9
Canada	1.9
Brazil	1.7
Denmark	1.5
Others (each less than 1.0%)	3.0
Short-Term Investment	3.6

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		21.40%	7.34%
With Sales Charge*		15.04	5.19
CLASS C SHARES	2/28/11
Without CDSC		20.74	6.80
With CDSC**		19.74	6.80
CLASS R2 SHARES	2/28/11	21.12	7.08
CLASS R5 SHARES	2/28/11	21.94	7.82
SELECT CLASS SHARES	2/28/11	21.73	7.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Equity Income Funds Index, from February 28, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses incurred by the Fund. The performance of the Lipper Global Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. The

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Equity Income Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2013 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.80%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	15.79%

Net Assets as of 10/31/2013 (In Thousands)	$1,895,199

INVESTMENT OBJECTIVE**

The Fund seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) modestly outperformed the MSCI World Index1 (net of foreign withholding taxes) (the “Benchmark”) for the period February 28, 2013 through October 31, 2013 (the “reporting period”). The Fund’s security selection in the health care, banks (banks and finance) and utilities sectors contributed to the Fund’s relative performance. The Fund’s security selection in the property, industrial cyclical and technology-semiconductor sectors detracted from the Fund’s relative performance.

Individual contributors to the Fund’s relative performance for the reporting period included the Fund’s overweight positions versus the Benchmark in Electricite de France SA, Biogen Idec, Inc. and Air Products and Chemicals, Inc. Shares of Electricite de France SA, a French power generator, rose amid ongoing cost cutting and growing demand abroad for its nuclear expertise. Biogen Idec, Inc.‘s shares benefited from the biotechnology company’s news of improving revenue growth, which was boosted by robust sales for its AVONEX drug. Air Products and Chemicals, Inc. sells gases and chemicals for industrial use. Its shares rallied as the company raised its quarterly dividend. In addition, in July 2013, activist investor William Ackman’s firm Pershing Square Capital Management announced that it had acquired nearly a 10% position in the company.

Individual detractors from the Fund’s relative performance for the reporting period included its underweight positions versus the Benchmark in The Boeing Co. and Gilead Sciences, Inc., along with an overweight position in Broadcom Corp. Shares of The Boeing Co., a U.S.-based defense and aerospace company, moved sharply higher on record sales of its 777 and 787 passenger jets. Gilead Sciences, Inc. is a U.S. biotechnology company that discovers, develops and commercializes therapeutics. Its shares rallied as the company increased its revenue outlook and reported successful results from a trial of an experimental cancer drug. Shares of Broadcom Corp., a U.S. semiconductor company in the wireless and broadband communication business, fell sharply due to a poor earnings report and weaker outlook.

HOW WAS THE FUND POSITIONED?

The Fund seeks to outperform the Benchmark over time while maintaining similar risk characteristics. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Benchmark. However, the Fund modestly overweights securities in the Benchmark that it considers undervalued, while modestly underweighting or not holding securities in the Benchmark that it considers overvalued. Under normal circumstances, while the Fund anticipates that it will only own a portion, which may represent a minority, of the securities included in the Benchmark, it seeks to achieve similar sector, geographic and risk characteristics to the Benchmark. By owning a large number of securities within the Benchmark, with an emphasis on those that appear undervalued, the Fund seeks returns that modestly exceed those of the Benchmark over the long term with a modest level of tracking error to the Benchmark.

1	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Apple, Inc. (United States)	1.5%
2.	Google, Inc., Class A (United States)	1.2
3.	Exxon Mobil Corp. (United States)	1.2
4.	Johnson & Johnson (United States)	1.1
5.	Microsoft Corp. (United States)	1.0
6.	Wells Fargo & Co. (United States)	1.0
7.	Procter & Gamble Co. (The) (United States)	0.8
8.	Chevron Corp. (United States)	0.8
9.	Nestle S.A. (Switzerland)	0.8
10.	Roche Holding AG (Switzerland)	0.8

PORTFOLIO COMPOSITION BY COUNTRY*
United States	50.9%
Japan	8.3
United Kingdom	8.0
Switzerland	4.5
France	3.8
Germany	3.6
Australia	3.2
Canada	3.1
Netherlands	1.9
Spain	1.7
Hong Kong	1.2
Others (each less than 1.0%)	5.3
Short-Term Investment	4.5

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Research Enhanced Index Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2013 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/13
Without Sales Charge		15.53%
With Sales Charge*		9.48
CLASS C SHARES	2/28/13
Without CDSC		15.20
With CDSC**		14.20
CLASS R2 SHARES	2/28/13	15.33
SELECT CLASS SHARES	2/28/13	15.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Global Research Enhanced Index Fund and MSCI World Index from February 28, 2013 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.23%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%

Net Assets as of 10/31/2013 (In Thousands)	$2,004,954

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the financials, energy and information technology sectors was the major detractor from relative performance. Security selection in the consumer discretionary sector also lagged but was partially offset by the Fund’s overweight position in the sector, which was additive to relative performance. The Fund’s underweight position in the utilities sector contributed positively to relative performance.

Individual detractors from the Fund’s relative performance included its overweight positions versus the Benchmark in Tullow Oil plc and Standard Chartered plc. Shares of Tullow Oil plc fell sharply as new projects yielded disappointing results. Standard Chartered plc, a British multinational banking and financial services company that derives a significant portion of its earnings from emerging markets, saw earnings slow at its key business units. Also detracting from relative performance was Benchmark holding Softbank Corp., a Japanese telecommunications firm. The company’s shares rallied sharply in response to its majority purchase of Sprint Corp, as well as increased domestic market share gains, and not having a position in the stock detracted from relative return.

Contributing to relative performance versus the Benchmark were the Fund’s overweight positions in Daikin Industries, Ltd., WPP plc and Sands China Ltd. Shares of Daikin Industries, Ltd., a Japanese multinational air conditioning manufacturer, performed strongly on the back of market share gains in China, a weaker yen and improving economic conditions in Japan. WPP plc, a British advertising and public relations company, reported solid revenue growth, as economic conditions in the key U.S. and UK markets continued to improve. Shares of Sands China Ltd., a developer and operator of casinos in Macao (near Hong Kong), rose to record highs as increased capacity and growing consumer affluence in Asia continued to fuel revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	BG Group plc (United Kingdom)	2.2
4.	Toyota Motor Corp. (Japan)	2.2
5.	Nestle S.A. (Switzerland)	2.1
6.	Novartis AG (Switzerland)	2.0
7.	Roche Holding AG (Switzerland)	2.0
8.	Standard Chartered plc (United Kingdom)	2.0
9.	Vodafone Group plc (United Kingdom)	1.9
10.	Prudential plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.1%
Japan	16.9
Switzerland	14.0
France	12.0
Germany	9.6
Netherlands	5.5
Hong Kong	3.7
China	3.2
Australia	2.1
South Korea	1.6
Belgium	1.4
Others (each less than 1.0%)	3.8
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		20.85%	11.82%	7.17%
With Sales Charge*		14.51	10.63	6.60
CLASS B SHARES	2/28/02
Without CDSC		20.26	11.24	6.71
With CDSC**		15.26	10.98	6.71
CLASS C SHARES	1/31/03
Without CDSC		20.25	11.25	6.60
With CDSC***		19.25	11.25	6.60
CLASS R2 SHARES	11/3/08	20.58	11.53	7.03
CLASS R5 SHARES	5/15/06	21.42	12.31	7.61
CLASS R6 SHARES	11/30/10	21.47	12.34	7.63
SELECT CLASS SHARES	1/1/97	21.23	12.11	7.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to its inception date were based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.18%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index	29.17%

Net Assets as of 10/31/2013 (In Thousands)	$598,976

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index1 (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2013. The Fund’s exposure to emerging market securities, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging market securities underperformed international developed markets securities during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely the return of a portfolio follows the return of an index to which it is benchmarked) of this strategy during the reporting period can be attributed to the Fund not owning all the names in the Benchmark and the Fund’s exposure to emerging market securities.

HOW WAS THE FUND POSITIONED?

Effective February 28, 2013, the Fund’s portfolio management team changed. The Fund’s portfolio managers constructed the Fund with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund sought returns that modestly exceed those of the Benchmark over the long term with a modest level of risk relative to the Benchmark, and attempted to provide broad international exposure for investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Eni S.p.A. (Italy)	1.8%
2.	Banco Santander S.A. (Spain)	1.4
3.	Bayer AG (Germany)	1.3
4.	Toyota Motor Corp. (Japan)	1.2
5.	Siemens AG (Germany)	1.2
6.	SAP AG (Germany)	1.1
7.	BASF SE (Germany)	1.1
8.	Allianz SE (Germany)	1.1
9.	Anheuser-Busch InBev N.V. (Belgium)	1.0
10.	Telefonica S.A. (Spain)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.1%
Germany	12.9
France	8.8
United Kingdom	8.2
Italy	7.3
Spain	5.9
Australia	4.8
Netherlands	3.5
Switzerland	2.9
Belgium	2.2
Sweden	1.6
Austria	1.5
Finland	1.4
Norway	1.4
Hong Kong	1.1
Portugal	1.1
Denmark	1.0
Others (each less than 1.0%)	11.0
Short-Term Investment	3.3

[1]	MSCI EAFE Gross Domestic Product (“GDP”) Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		25.84%	10.60%	7.36%
With Sales Charge*		19.20	9.41	6.78
CLASS B SHARES	1/14/94
Without CDSC		25.13	9.83	6.74
With CDSC**		20.13	9.55	6.74
CLASS C SHARES	11/4/97
Without CDSC		25.09	9.83	6.60
With CDSC***		24.09	9.83	6.60
CLASS R2 SHARES	11/3/08	25.52	10.31	7.08
SELECT CLASS SHARES	10/28/92	26.18	10.87	7.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 To 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date were based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Multi-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.60%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%

Net Assets as of 10/31/2013 (In Thousands)	$1,437,767

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the energy and technology-hardware sectors detracted from its relative performance. The Fund’s security selection in the telecommunications and basic industries sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included its out-of-Benchmark positions in Hon Hai Precision Industry Co., Ltd. and Belle International Holdings Limited. An overweight position in Tullow Oil plc was also negative for performance. Shares of Hon Hai Precision Industry Co., Ltd. fell due to concerns about slowing sales of Apple products. Apple is the largest client of the Taiwanese consumer electronics manufacturer. Shares of Belle International Holdings Limited, a Chinese footwear retailer, fell sharply in the wake of slower Chinese growth and a poor profit report. Tullow Oil plc is engaged in the exploration, development and production of natural gas and oil. The company’s shares fell sharply as new projects yielded disappointing results.

Individual contributors to the Fund’s relative performance included its overweight positions versus the Benchmark in Softbank Corp. and Sands China Ltd., as well as out-of-Benchmark holding Valeo SA. Shares of Softbank Corp., a

Japanese telecommunications firm, rallied sharply in response to the company’s majority purchase of Sprint Corp., as well as increased domestic market share gains. Shares of Sands China Ltd., a developer and operator of casinos in Macao (near Hong Kong), rose to record highs as increased capacity and growing consumer affluence in Asia continued to fuel revenue growth. Shares of Valeo SA, a French automotive parts manufacturer, rose on growing exports to China and North America and the prospect of an improving European economy.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	HSBC Holdings plc (United Kingdom)	2.7%
2.	Roche Holding AG (Switzerland)	2.6
3.	Novartis AG (Switzerland)	2.6
4.	Bayer AG (Germany)	2.3
5.	Vodafone Group plc (United Kingdom)	2.3
6.	BG Group plc (United Kingdom)	1.9
7.	British American Tobacco plc (United Kingdom)	1.9
8.	Toyota Motor Corp. (Japan)	1.8
9.	Japan Tobacco, Inc. (Japan)	1.7
10.	Honda Motor Co., Ltd. (Japan)	1.7

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	21.1%
Japan	19.2
Germany	11.9
France	11.3
Switzerland	9.3
Netherlands	4.7
Hong Kong	4.3
Sweden	3.4
Australia	2.1
Denmark	1.7
South Korea	1.6
Belgium	1.3
Canada	1.2
Finland	1.1
China	1.1
Spain	1.1
Others (each less than 1.0%)	2.2
Short-Term Investment	1.4

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		25.09%	11.54%	7.34%
With Sales Charge*		18.53	10.35	6.77
CLASS B SHARES	9/10/01
Without CDSC		24.45	10.98	6.91
With CDSC**		19.45	10.72	6.91
CLASS C SHARES	7/31/07
Without CDSC		24.41	10.99	6.80
With CDSC***		23.41	10.99	6.80
CLASS R6 SHARES	11/30/10	25.71	12.09	7.93
INSTITUTIONAL CLASS SHARES	2/26/97	25.60	12.02	7.90
SELECT CLASS SHARES	9/10/01	25.38	11.82	7.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date were based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Unconstrained Equity Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.49%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%
Morgan Stanley Capital International (“MSCI”) All Country World Index, ex-U.S. (net of foreign withholding taxes)	20.29%

Net Assets as of 10/31/2013 (In Thousands)	$4,296

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve-month period ended October 31, 2013. The Fund’s underweight position versus the Benchmark in Japan, in particular its lack of exposure to Japanese companies that cater to domestic Japanese demand, was a major detractor from relative performance. The Fund’s exposure to emerging market equities, which are not represented in the Benchmark and underperformed their developed country counterparts, also weighed on performance. Stock selection in the UK and Pacific (ex-Japan) regions contributed to relative return. From a sector perspective, stock selection in the financials and information technology sectors detracted from relative performance. Stock selection and an overweight position versus the Benchmark in the consumer discretionary sector contributed positively to relative return, as did lack of any exposure to the utilities sector.

Individual detractors from the Fund’s relative performance included overweight positions versus the Benchmark in HDFC Bank, Nitto Denko Corp. and Rio Tinto Plc. Shares of HDFC Bank struggled, as did Indian banks in general, as the Reserve Bank of India raised interest rates and tightened lenders’ access to cash in an effort to stabilize the rupee. Shares of Nitto Denko Corp., a Japanese chemical and materials company, underperformed as operating profits rose less than expected and management’s full year projections fell short of Wall Street estimates. Shares of Rio Tinto Plc, one of the world’s leading mining companies, fell as concerns about global growth, particularly in China, weighed on commodity prices.

Individual contributors to the Fund’s relative performance included its overweight positions versus the Benchmark in Prudential Plc and Sands China Ltd. Shares of Prudential Plc, a UK-based insurance group, performed well as growth in the company’s Asian operations stimulated earnings, enabling the company to raise dividends. Shares of Sands China Ltd., a developer and operator of casinos in Macao (near Hong Kong), rose to record highs as increased capacity and growing consumer affluence in Asia continued to fuel revenue growth. Also contributing to relative performance was the Fund’s position in out-of-Benchmark holding Atresmedia Corporacion De Medios De Comunicacion Sa. Shares of Atresmedia Corporacion De Medios De Comunicacion Sa, a Spanish television broadcaster, performed well as Spain’s economy emerged from recession and the company received the go-ahead to merge with smaller rival, La Sexta.

HOW WAS THE FUND POSITIONED?

The Fund primarily invested in equity securities of international companies and was generally unconstrained by any particular capitalization, style or sector. The Fund invested in companies across capitalization sizes, sectors and geographic locations, including emerging markets.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Cie Financiere Richemont S.A. (Switzerland)	3.3%
2.	Prudential plc (United Kingdom)	3.2
3.	Standard Chartered plc (United Kingdom)	3.2
4.	Rio Tinto plc (United Kingdom)	3.0
5.	Roche Holding AG (Switzerland)	3.0
6.	HSBC Holdings plc (United Kingdom)	3.0
7.	Cheung Kong Holdings Ltd. (Hong Kong)	2.9
8.	Kering (France)	2.8
9.	Toyota Motor Corp. (Japan)	2.7
10.	UBS AG (Switzerland)	2.6

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	26.6%
France	11.9
Japan	11.3
Switzerland	10.8
Germany	10.4
Canada	4.7
Hong Kong	4.7
South Korea	4.4
Spain	3.9
United States	2.4
India	2.2
Sweden	2.2
Russia	2.0
Belgium	1.5
South Africa	1.0

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Unconstrained Equity Fund

FUND SUMMARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/11
Without Sales Charge		22.23%	19.51%
With Sales Charge*		15.80	16.20
CLASS C SHARES	11/30/11
Without CDSC		21.61	18.90
With CDSC**		20.61	18.90
CLASS R2 SHARES	11/30/11	21.92	19.20
CLASS R5 SHARES	11/30/11	22.76	20.03
CLASS R6 SHARES	11/30/11	22.80	20.08
SELECT CLASS SHARES	11/30/11	22.49	19.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI EAFE Index and the MSCI All Country World Index, ex-U.S. from November 30, 2011 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.72%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	27.79%

Net Assets as of 10/31/2013 (In Thousands)	$3,076,523

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s security selection in the technology-hardware, transport services and consumer cyclicals and energy sectors detracted from relative performance. Contributing to relative performance versus the Benchmark was security selection in the basic industries, property and insurance sectors.

Individual detractors from relative performance included the Fund’s out-of-Benchmark positions in China Shenhua Energy Co., Ltd., First Quantum Minerals Ltd. and Nitto Denko Corp. Shares of China Shenhua Energy Co., Ltd., a coal mining and energy company, fell on the back of weak coal prices and moderating economic growth in the People’s Republic of China. First Quantum Minerals Ltd. is a mining company. Its shares struggled as concerns about growth, particularly in China, weighed on commodity prices. Shares of Nitto Denko Corp., a Japanese chemical and materials company, underperformed as operating profits rose less than expected and management’s full year projections fell short of estimates.

Individual contributors to relative performance included the Fund’s out-of-Benchmark position in European Aeronautic Defence and Space Company N.V. and overweight positions relative to the Benchmark in Electricite de France SA, and Sumitomo Mitsui Financial Group, Inc. European Aeronautic

Defence and Space Company N.V. is an aerospace company. Its shares rose on the back of strong orders for commercial aircraft. Shares of Electricite de France SA, a French power generator, rose during the reporting period, driven in part by the prospect that economic activity in the euro zone would improve. The company was also recently granted permission to raise tariffs, even as it continues to cut costs and pay down debt. Sumitomo Mitsui Financial Group, Inc. is a Japanese banking and financial services company. Its shares moved sharply higher as economic prospects for Japan improved in the wake of the election of a new pro-growth government.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the U.S.-dollar denominated Benchmark.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	HSBC Holdings plc (United Kingdom)	3.4%
2.	Vodafone Group plc (United Kingdom)	3.3
3.	Royal Dutch Shell plc, Class A (Netherlands)	2.9
4.	BNP Paribas S.A. (France)	2.4
5.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.3
6.	Eni S.p.A. (Italy)	2.3
7.	Bayer AG (Germany)	2.0
8.	Toyota Motor Corp. (Japan)	1.9
9.	Novartis AG (Switzerland)	1.8
10.	Swiss Re AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	21.2%
United Kingdom	16.7
France	15.5
Germany	11.4
Switzerland	6.1
Netherlands	4.6
Italy	3.9
Hong Kong	2.9
Sweden	2.6
Australia	2.4
Spain	1.5
Belgium	1.3
China	1.3
Finland	1.1
Denmark	1.1
South Korea	1.0
Others (each less than 1.0%)	2.6
Short-Term Investment	2.8

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		26.13%	11.00%	8.63%
With Sales Charge*		19.55	9.82	8.05
CLASS B SHARES	9/28/01
Without CDSC		25.64	10.46	8.20
With CDSC**		20.64	10.19	8.20
CLASS C SHARES	7/11/06
Without CDSC		25.58	10.46	8.10
With CDSC***		24.58	10.46	8.10
CLASS R2 SHARES	11/3/08	25.91	10.73	8.50
CLASS R6 SHARES	11/30/10	26.84	11.52	9.14
INSTITUTIONAL CLASS SHARES	11/4/93	26.72	11.46	9.11
SELECT CLASS SHARES	9/10/01	26.46	11.27	8.88

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance of Class C Shares prior to its inception date is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date were based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.90%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	26.88%

Net Assets as of 10/31/2013 (In Thousands)	$657,879

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) modestly outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2013. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. Security selection in the industrials and health care sectors was a key contributor to performance relative to the Benchmark. Security selection and an overweight position versus the Benchmark in the consumer discretionary sector also contributed to results. Detracting from relative performance was security selection in the financials, information technology and energy sectors.

Individual contributors to performance relative to the Benchmark included the Fund’s overweights in easyJet plc, ITV Plc and AXA S.A. Shares of European discount airline company easyJet plc benefited from stronger profits. The company increased its efforts to attract more passengers by offering preferred seating, flexible tickets and higher frequencies on key routes. Shares of ITV Plc, a British media company, rose on strong revenue. The company has been reducing its dependence on advertising by investing more in content creation. Shares of AXA S.A., a French insurance company, rallied as Europe’s economy stabilized and began to show signs of strength. The prospect of higher interest rates in the U.S. also helped to boost the stock.

Individual detractors from performance relative to the Benchmark included the Fund’s positioning in Daimler Ag, Petroleo Brasiliero Sa Pfd and Nokia Oyj. The Fund was underweight shares in Daimler Ag, a German automobile manufacturer, which benefited from an improving European economy and expansion in China, now the world’s largest automobile market. Shares of out-of-Benchmark holding Petroleo Brasiliero Sa Pfd, a Brazilian energy company, struggled amid weak commodity prices and concerns about government intervention in the company’s operations. The Fund had no position in Benchmark holding Nokia Oyj, a Finnish telecommunications company, whose shares moved sharply higher after it agreed to sell its core cell phone operations to Microsoft.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Vodafone Group plc (United Kingdom)	1.9%
2.	Roche Holding AG (Switzerland)	1.8
3.	Royal Dutch Shell plc, Class B (Netherlands)	1.7
4.	Novartis AG (Switzerland)	1.6
5.	Toyota Motor Corp. (Japan)	1.6
6.	HSBC Holdings plc (United Kingdom)	1.4
7.	Bayer AG (Germany)	1.4
8.	Total S.A. (France)	1.3
9.	Nestle S.A. (Switzerland)	1.3
10.	BHP Billiton Ltd. (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	19.5%
United Kingdom	19.4
Switzerland	12.1
France	10.4
Germany	9.6
Netherlands	5.6
Australia	5.5
Sweden	2.7
Spain	2.2
Hong Kong	1.7
Finland	1.4
China	1.3
Others (each less than 1.0%)	6.4
Short-Term Investment	2.2

*	Percentages indicated are based on total investments as of October 31, 2013. The Fund’s portfolio composition is subject to change.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		26.25%	11.15%	6.24%
With Sales Charge*		19.63	9.95	5.67
CLASS C SHARES	2/28/06
Without CDSC		25.60	10.60	5.83
With CDSC**		24.60	10.60	5.83
CLASS R2 SHARES	11/3/08	26.02	10.88	6.11
INSTITUTIONAL CLASS SHARES	4/30/01	26.90	11.72	6.79
SELECT CLASS SHARES	2/28/06	26.56	11.44	6.59

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/03 TO 10/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2003 to October 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of certain mutual funds within the Fund’s designated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Brazil — 12.7%
981	Banco do Brasil S.A. (m)	13,029
218	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), ADR (m)	10,986
482	Cia de Bebidas das Americas (Preference Shares), ADR (m)	17,924
1,224	Embraer S.A. (m)	8,930
1,135	Even Construtora e Incorporadora S.A. (m)	4,229
272	Ez Tec Empreendimentos e Participacoes S.A. (m)	3,999
317	Grendene S.A. (m)	2,869
1,451	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	22,365
115	M. Dias Branco S.A. (m)	5,377
281	Petroleo Brasileiro S.A., ADR (m)	4,906
390	Porto Seguro S.A. (m)	4,899
584	Sul America S.A. (m)	4,272
517	Telefonica Brasil S.A., ADR (m)	11,462
1,206	Tim Participacoes S.A. (m)	6,147
555	Vale S.A., ADR (m)	8,881

		130,275

	China — 17.4%
32,182	Bank of China Ltd., Class H (m)	15,110
31,296	China Construction Bank Corp., Class H (m)	24,349
6,079	China Merchants Bank Co., Ltd., Class H (m)	12,088
3,737	China Minsheng Banking Corp., Ltd., Class H (m)	4,282
18,705	China Petroleum & Chemical Corp., Class H (m)	15,142
6,447	China Shanshui Cement Group Ltd. (m)	2,296
9,035	CNOOC Ltd. (m)	18,377
6,580	Dongyue Group (m)	3,106
406	Giant Interactive Group, Inc., ADR (m)	3,595
1,817	Great Wall Motor Co., Ltd., Class H (m)	10,680
3,296	Guangzhou R&F Properties Co., Ltd., Class H (m)	5,775
34,627	Industrial & Commercial Bank of China Ltd., Class H (m)	24,274
11,780	Lenovo Group Ltd. (m)	12,619
141	NetEase, Inc., ADR (m)	9,530
134	Perfect World Co., Ltd., ADR (m)	2,348
1,373	Ping An Insurance Group Co. of China Ltd., Class H (m)	10,827
172	WuXi PharmaTech Cayman, Inc., ADR (a) (m)	5,033

		179,431

	Hong Kong — 5.4%
12,458	Bosideng International Holdings Ltd. (m)	2,876
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (i)	—
2,288	China Mobile Ltd. (m)	23,771

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
7,260	Geely Automobile Holdings Ltd. (m)	3,660
23,223	Shenzhen International Holdings Ltd. (m)	2,845
6,552	Shougang Fushan Resources Group Ltd. (m)	2,206
3,932	SJM Holdings Ltd. (m)	12,714
9,368	Skyworth Digital Holdings Ltd. (m)	4,544
4,872	Truly International Holdings (m)	3,091

		55,707

	Hungary — 1.0%
474	OTP Bank plc (m)	9,829

	India — 6.5%
364	HCL Technologies Ltd. (m)	6,496
1,036	Housing Development Finance Corp. (m)	14,391
328	Infosys Ltd., ADR (m)	17,404
1,955	Oil & Natural Gas Corp., Ltd. (m)	9,343
283	Oil India Ltd. (m)	2,179
230	Punjab National Bank (m)	2,035
939	Rural Electrification Corp. Ltd. (m)	2,962
402	Tata Motors Ltd., ADR (m)	12,597

		67,407

	Indonesia — 1.8%
7,158	Bank Rakyat Indonesia Persero Tbk PT (m)	5,023
5,351	Indofood Sukses Makmur Tbk PT (m)	3,153
48,435	Telekomunikasi Indonesia Persero Tbk PT (m)	10,075

		18,251

	Mexico — 0.6%
3,366	Compartamos S.A.B. de C.V. (m)	6,558

	Netherlands — 0.4%
263	VimpelCom Ltd., ADR (m)	3,778

	Poland — 4.3%
240	Eurocash S.A. (m)	3,684
257	KGHM Polska Miedz S.A. (m)	10,383
1,407	Polskie Gornictwo Naftowe i Gazownictwo S.A. (m)	2,587
1,147	Powszechna Kasa Oszczednosci Bank Polski S.A. (m)	15,189
79	Powszechny Zaklad Ubezpieczen S.A. (m)	11,982

		43,825

	Qatar — 0.5%
118	Industries Qatar QSC (m)	5,185

	Russia — 9.7%
282	CTC Media, Inc. (m)	3,570
296	Lukoil OAO, ADR (m)	19,375
19	Magnit OJSC (m)	5,210
777	MMC Norilsk Nickel OJSC, ADR (m)	11,731

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Russia — Continued
308	Mobile Telesystems OJSC (m)	3,264
494	Mobile Telesystems OJSC, ADR (m)	11,269
1,637	Rosneft OAO, Reg.S, GDR (m)	12,914
967	Sberbank of Russia (m)	3,101
1,310	Sberbank of Russia, ADR (m)	16,703
307	Tatneft OAO, ADR (m)	12,599

		99,736

	South Africa — 4.3%
827	African Bank Investments Ltd. (m)	1,401
634	AVI Ltd. (m)	3,728
668	Clicks Group Ltd. (m)	4,164
3,564	FirstRand Ltd. (m)	12,794
466	Imperial Holdings Ltd. (m)	9,906
386	MTN Group Ltd. (m)	7,673
156	Tiger Brands Ltd. (m)	4,563

		44,229

	South Korea — 15.2%
258	DGB Financial Group, Inc. (m)	4,140
20	GS Home Shopping, Inc. (m)	4,547
93	Halla Visteon Climate Control Corp. (m)	3,484
40	Hyosung Corp. (m)	2,726
87	Hyundai Motor Co. (m)	20,639
173	Kangwon Land, Inc. (m)	4,759
253	Kia Motors Corp. (m)	14,722
170	KT&G Corp. (m)	12,385
193	Partron Co. Ltd. (m)	3,106
41	Samsung Electronics Co., Ltd. (m)	56,301
28	SK Holdings Co., Ltd. (m)	5,057
260	SK Hynix, Inc. (a) (m)	7,837
30	SK Telecom Co., Ltd. (m)	6,592
901	Woori Finance Holdings Co., Ltd. (m)	10,677

		156,972

	Taiwan — 11.7%
976	Catcher Technology Co., Ltd. (m)	5,675
1,330	Chicony Electronics Co., Ltd. (m)	3,316
2,157	Chipbond Technology Corp. (m)	4,359
8,584	Fubon Financial Holding Co., Ltd. (m)	12,580
4,083	Hon Hai Precision Industry Co., Ltd. (m)	10,381
886	Hon Hai Precision Industry Co., Ltd., Reg.S, GDR (m)	4,394
1,021	Huaku Development Co., Ltd. (m)	2,859
3,292	Inventec Corp. (m)	2,947
2,083	Kenda Rubber Industrial Co., Ltd. (m)	4,096
4,608	Lite-On Technology Corp. (m)	8,067
4,579	Pou Chen Corp. (m)	5,578

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
2,036	Realtek Semiconductor Corp. (m)	4,733
1,769	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	32,566
542	TPK Holding Co., Ltd. (m)	3,805
6,412	Uni-President Enterprises Corp. (m)	12,210
2,501	Vanguard International Semiconductor Corp. (m)	2,703

		120,269

	Thailand — 0.5%
7,221	Krung Thai Bank PCL, NVDR (m)	4,723

	Turkey — 4.9%
706	Arcelik A.S. (m)	4,499
2,589	Eregli Demir ve Celik Fabrikalari TAS (m)	3,579
208	Ford Otomotiv Sanayi A.S. (m)	2,927
257	Koza Altin Isletmeleri A.S. (m)	4,547
632	Tofas Turk Otomobil Fabrikasi A.S. (m)	4,177
360	Tupras Turkiye Petrol Rafinerileri A.S. (m)	8,145
1,007	Turk Hava Yollari (m)	3,928
532	Turkcell Iletisim Hizmetleri A.S. (a) (m)	3,300
1,035	Turkiye Halk Bankasi A.S. (m)	8,313
2,760	Turkiye Is Bankasi, Class C (m)	7,541

		50,956

	United Arab Emirates — 1.5%
5,608	Air Arabia PJSC (m)	2,213
948	Dragon Oil plc (m)	8,976
1,062	First Gulf Bank PJSC (m)	4,692

		15,881

	Total Common Stocks (Cost $957,829)	1,013,012

Preferred Stock — 0.3%
	Brazil — 0.3%
425	Banco do Estado do Rio Grande do Sul S.A., Class B (m) (Cost $3,586)	3,063

Short-Term Investment — 1.4%
	Investment Company — 1.4%
14,082	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $14,082)	14,082

	Total Investments — 100.1% (Cost $975,497)	1,030,157
	Liabilities in Excess of Other Assets — (0.1)%	(571)

	NET ASSETS — 100.0%	$1,029,586

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	20.4%
Oil, Gas & Consumable Fuels	11.1
Semiconductors & Semiconductor Equipment	10.5
Automobiles	6.7
Wireless Telecommunication Services	6.4
Metals & Mining	4.0
Computers & Peripherals	3.2
Insurance	3.1
Diversified Financial Services	2.9
Food Products	2.8
Electronic Equipment, Instruments & Components	2.4
Food & Staples Retailing	2.3

INDUSTRY	PERCENTAGE
IT Services	2.3%
Diversified Telecommunication Services	2.1
Beverages	1.7
Hotels, Restaurants & Leisure	1.7
Household Durables	1.7
Thrifts & Mortgage Finance	1.4
Tobacco	1.2
Textiles, Apparel & Luxury Goods	1.1
Industrial Conglomerates	1.0
Distributors	1.0
Others (each less than 1.0%)	7.6
Short Term Investment	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Brazil — 9.9%
6,256	CCR S.A. (m)	52,025
1,427	Cia de Bebidas das Americas (Preference Shares), ADR (m)	53,073
1,280	Cielo S.A. (m)	38,843
2,098	Itau Unibanco Holding S.A. (Preference Shares), ADR (m)	32,337
956	Lojas Renner S.A. (m)	28,812
850	Marcopolo S.A. (m)	2,125
2,002	Ultrapar Participacoes S.A. (m)	53,340
3,411	Vale S.A. (Preference Shares), ADR (m)	49,938
2,184	WEG S.A. (m)	28,364

		338,857

	China — 6.5%
33,803	CNOOC Ltd. (m)	68,754
27,255	Sun Art Retail Group Ltd. (m)	44,642
596	Tencent Holdings Ltd. (m)	32,500
4,110	Tsingtao Brewery Co., Ltd., Class H (m)	33,659
11,458	Wynn Macau Ltd. (m)	43,986

		223,541

	Colombia — 1.5%
2,419	Pacific Rubiales Energy Corp. (m)	50,043

	Cyprus — 1.0%
392	Eurasia Drilling Co., Ltd., Reg. S, GDR (m)	16,581
1,078	Globaltrans Investment plc, Reg. S, GDR (m)	16,387

		32,968

	Hong Kong — 7.3%
18,562	AIA Group Ltd. (m)	94,255
5,177	China Mobile Ltd. (m)	53,797
854	Jardine Matheson Holdings Ltd. (m)	46,555
7,585	Sands China Ltd. (m)	53,929

		248,536

	India — 16.0%
1,689	ACC Ltd. (m)	31,155
5,472	Ambuja Cements Ltd. (m)	16,738
1,900	Asian Paints Ltd. (m)	16,649
1,467	HDFC Bank Ltd., ADR (m)	53,193
8,798	Housing Development Finance Corp. (m)	122,247
48	Infosys Ltd. (m)	2,538
1,284	Infosys Ltd., ADR (m)	68,123
10,793	ITC Ltd. (m)	58,745
1,478	Kotak Mahindra Bank Ltd. (m)	18,088
1,785	Larsen & Toubro Ltd. (m)	28,258
3,843	Mahindra & Mahindra Financial Services Ltd. (m)	17,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — Continued
1,894	Mahindra & Mahindra Ltd. (m)	27,327
2,524	Tata Consultancy Services Ltd. (m)	86,708

		547,419

	Indonesia — 3.3%
87,490	Astra International Tbk PT (m)	51,583
87,388	Bank Rakyat Indonesia Persero Tbk PT (m)	61,331

		112,914

	Luxembourg — 1.9%
1,387	Tenaris S.A., ADR (m)	64,931

	Malaysia — 1.0%
5,935	Public Bank Bhd (m)	34,446

	Mexico — 2.7%
11,517	Fibra Uno Administracion S.A. de C.V. (m)	35,822
4,092	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	26,116
11,957	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	31,085

		93,023

	Panama — 0.5%
113	Copa Holdings S.A., Class A (m)	16,853

	Peru — 1.5%
364	Credicorp Ltd. (m)	49,763

	Poland — 0.3%
644	Eurocash S.A. (m)	9,892

	Russia — 4.2%
759	Magnit OJSC, Reg. S, GDR (m)	48,775
2,735	Mobile Telesystems OJSC (m)	28,971
10,507	Sberbank of Russia (m)	33,696
2,445	Sberbank of Russia, ADR (m)	31,183

		142,625

	South Africa — 14.9%
6,827	African Bank Investments Ltd. (m)	11,561
799	African Rainbow Minerals Ltd. (m)	15,288
2,552	Bidvest Group Ltd. (m)	68,005
820	Capitec Bank Holdings Ltd. (m)	17,483
14,912	FirstRand Ltd. (m)	53,533
680	Imperial Holdings Ltd. (m)	14,453
684	Kumba Iron Ore Ltd. (m)	28,588
1,285	Massmart Holdings Ltd. (m)	20,599
2,263	Mr Price Group Ltd. (m)	35,612
3,654	MTN Group Ltd. (m)	72,633
2,526	Remgro Ltd. (m)	51,444
3,547	Shoprite Holdings Ltd. (m)	64,947

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Africa — Continued
7,033	Woolworths Holdings Ltd. (m)	52,900

		507,046

	South Korea — 7.6%
118	Hyundai Mobis (m)	33,311
376	Hyundai Motor Co. (m)	89,623
99	Samsung Electronics Co., Ltd. (m)	136,520

		259,454

	Taiwan — 5.6%
12,734	Delta Electronics, Inc. (m)	66,223
5,800	President Chain Store Corp. (m)	42,305
4,563	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	83,998

		192,526

	Thailand — 3.5%
3,916	Advanced Info Service PCL, NVDR (m)	32,070
8,942	Siam Commercial Bank PCL (The) (m)	47,412
11,532	Total Access Communication PCL, NVDR (m)	41,653

		121,135

	Turkey — 3.0%
6,113	KOC Holding A.S. (m)	29,939
3,378	TAV Havalimanlari Holding A.S. (m)	24,439
11,918	Turkiye Garanti Bankasi A.S. (m)	47,788

		102,166

	United Kingdom — 3.4%
1,228	SABMiller plc (m)	64,045
2,113	Standard Chartered plc (m)	50,740

		114,785

	Total Common Stocks (Cost $2,758,496)	3,262,923

Preferred Stocks — 0.9%
	Brazil — 0.9%
1,184	Itau Unibanco Holding S.A. (m)	18,281
4,129	Marcopolo S.A. (m)	10,653

	Total Preferred Stocks (Cost $24,691)	28,934

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.1%
	Investment Company — 4.1%
141,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $141,356)	141,356

	Total Investments — 100.6% (Cost $2,924,543)	3,433,213
	Liabilities in Excess of Other Assets — (0.6)%	(21,520)

	NET ASSETS — 100.0%	$3,411,693

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.7%
Food & Staples Retailing	7.6
Wireless Telecommunication Services	6.7
Semiconductors & Semiconductor Equipment	6.4
IT Services	5.7
Oil, Gas & Consumable Fuels	5.0
Automobiles	4.9
Beverages	4.4
Industrial Conglomerates	4.2
Diversified Financial Services	3.9
Thrifts & Mortgage Finance	3.6
Hotels, Restaurants & Leisure	2.9
Insurance	2.7
Metals & Mining	2.7
Multiline Retail	2.4
Energy Equipment & Services	2.4
Transportation Infrastructure	2.2
Electronic Equipment, Instruments & Components	1.9
Tobacco	1.7
Construction Materials	1.4
Machinery	1.2
Real Estate Investment Trusts (REITs)	1.0
Specialty Retail	1.0
Auto Components	1.0
Others (each less than 1.0%)	4.3
Short-Term Investment	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Australia — 5.2%
86	Australia & New Zealand Banking Group Ltd. (m)	2,768
261	Goodman Group (m)	1,248
230	Transurban Group (m)	1,546

		5,562

	Belgium — 0.8%
5	Solvay S.A. (m)	856

	Brazil — 1.7%
20	Cia de Bebidas das Americas (Preference Shares), ADR (m)	730
117	Cia Energetica de Minas Gerais, ADR (m)	1,053

		1,783

	Canada — 1.9%
29	Bank of Montreal (m)	2,041

	China — 1.9%
323	China Shenhua Energy Co., Ltd., Class H (m)	981
286	Wynn Macau Ltd. (m)	1,098

		2,079

	Denmark — 1.5%
176	TDC A/S (m)	1,585

	Finland — 0.2%
16	UPM-Kymmene OYJ (m)	254

	France — 10.2%
51	AXA S.A. (m)	1,276
18	BNP Paribas S.A. (m)	1,308
54	Electricite de France S.A. (m)	1,900
68	GDF Suez (m)	1,693
11	Schneider Electric S.A. (m)	915
21	Total S.A. (m)	1,269
6	Unibail-Rodamco SE (m)	1,588
16	Vinci S.A. (m)	1,046

		10,995

	Germany — 5.5%
16	BASF SE (m)	1,635
18	Daimler AG (m)	1,505
122	Deutsche Telekom AG (m)	1,913
19	ProSiebenSat.1 Media AG (m)	890

		5,943

	Hong Kong — 0.8%
72	Hutchison Whampoa Ltd. (m)	897

	Italy — 2.2%
93	Eni S.p.A. (m)	2,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 6.9%
55	Japan Tobacco, Inc. (m)	2,001
55	Seven & I Holdings Co., Ltd. (m)	2,047
27	Sumitomo Mitsui Financial Group, Inc. (m)	1,315
31	Toyota Motor Corp. (m)	2,029

		7,392

	Netherlands — 2.5%
82	Royal Dutch Shell plc, Class A (m)	2,738

	Norway — 0.9%
39	Telenor ASA (m)	930

	Singapore — 2.6%
84	Keppel Corp., Ltd. (m)	733
681	Singapore Telecommunications Ltd. (m)	2,068

		2,801

	Sweden — 3.3%
38	Electrolux AB, Series B, (m)	932
51	Swedbank AB, Class A (m)	1,327
113	Telefonaktiebolaget LM Ericsson, Class B (m)	1,348

		3,607

	Switzerland — 5.6%
20	Novartis AG (m)	1,519
7	Roche Holding AG (m)	1,807
30	Swiss Re AG (a) (m)	2,653

		5,979

	Taiwan — 0.3%
296	Siliconware Precision Industries Co. (m)	360

	United Kingdom — 10.7%
72	British Sky Broadcasting Group plc (m)	1,075
218	Centrica plc (m)	1,231
233	Direct Line Insurance Group plc (m)	839
69	GlaxoSmithKline plc (m)	1,822
147	HSBC Holdings plc (m)	1,607
56	Pearson plc (m)	1,168
56	Persimmon plc (a) (m)	1,124
739	Vodafone Group plc (m)	2,706

		11,572

	United States — 32.0%
96	Applied Materials, Inc. (m)	1,716
32	Bristol-Myers Squibb Co. (m)	1,697
7	Chevron Corp. (m)	887
85	Cisco Systems, Inc. (m)	1,915
19	CME Group, Inc. (m)	1,408
34	ConocoPhillips (m)	2,472

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United States — Continued
26	Dow Chemical Co. (The) (m)	1,043
14	Home Depot, Inc. (The) (m)	1,074
27	Johnson & Johnson (m)	2,465
28	Lorillard, Inc. (m)	1,417
48	Masco Corp. (m)	1,013
20	McDonald’s Corp. (m)	1,889
18	Merck & Co., Inc. (m)	799
20	MetLife, Inc. (m)	933
85	Microsoft Corp. (m)	2,991
27	PACCAR, Inc. (m)	1,486
15	Sempra Energy (m)	1,386
31	Time Warner, Inc. (m)	2,154
10	United Technologies Corp. (m)	1,077
28	Verizon Communications, Inc. (m)	1,393
35	Wells Fargo & Co. (m)	1,489
19	Williams Cos., Inc. (The) (m)	682
37	Xcel Energy, Inc. (m)	1,073

		34,459

	Total Common Stocks (Cost $91,573)	104,202

Short-Term Investment — 3.7%
	Investment Company — 3.7%
3,942	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,942)	3,942

	Total Investments — 100.4% (Cost $95,515)	108,144
	Liabilities in Excess of Other Assets — (0.4)%	(460)

	NET ASSETS — 100.0%	$107,684

Percentages indicated are based on net assets.
Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.0%
Oil, Gas & Consumable Fuels	10.5
Pharmaceuticals	9.3
Diversified Telecommunication Services	7.3
Insurance	5.3
Media	4.9
Multi-Utilities	4.0
Electric Utilities	3.7
Automobiles	3.3
Chemicals	3.3
Tobacco	3.2
Communications Equipment	3.0
Software	2.8
Hotels, Restaurants & Leisure	2.8
Real Estate Investment Trusts (REITs)	2.6
Wireless Telecommunication Services	2.5
Semiconductors & Semiconductor Equipment	1.9
Household Durables	1.9
Food & Staples Retailing	1.9
Industrial Conglomerates	1.5
Transportation Infrastructure	1.4
Machinery	1.4
Diversified Financial Services	1.3
Aerospace & Defense	1.0
Specialty Retail	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,294,561	CAD	Citibank, N.A.	12/20/13	$2,219	$2,198	$(21)
676,791	CHF	TD Bank Financial Group	12/20/13	725	746	21
662,170	EUR	Citibank, N.A.	12/20/13	900	899	(1)
211,568	EUR	Societe Generale	12/20/13	285	287	2
278,609	GBP	Royal Bank of Canada	12/20/13	449	447	(2)
124,026	GBP	Societe Generale	12/20/13	198	199	1
196,374	GBP	State Street Corp.	12/20/13	316	315	(1)
287,304	GBP	Westpac Banking Corp.	12/20/13	457	460	3
2,076,922	HKD	BNP Paribas	12/20/13	268	268	— (h)
1,819,316	HKD	State Street Corp.	12/20/13	235	235	— (h)
139,559,395	JPY	Credit Suisse International	12/20/13	1,424	1,420	(4)
55,559,217	JPY	Royal Bank of Canada	12/20/13	572	565	(7)
241,873	NZD	Merrill Lynch International	12/20/13	197	199	2
				$8,245	$8,238	$(7)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,835,317	AUD	Merrill Lynch International	12/20/13	$1,705	$1,729	$(24)
2,165,679	CHF	Morgan Stanley	12/20/13	2,339	2,388	(49)
935,948	DKK	Goldman Sachs International	12/20/13	168	171	(3)
308,263	EUR	Barclays Bank plc	12/20/13	420	418	2
192,158	EUR	BNP Paribas	12/20/13	260	260	— (h)
317,666	EUR	HSBC Bank, N.A.	12/20/13	435	432	3
342,317	EUR	Royal Bank of Canada	12/20/13	465	465	— (h)
727,229	EUR	State Street Corp.	12/20/13	983	987	(4)
4,245,110	EUR	Westpac Banking Corp.	12/20/13	5,707	5,765	(58)
144,563	GBP	BNP Paribas	12/20/13	232	232	— (h)
2,724,767	GBP	Goldman Sachs International	12/20/13	4,332	4,367	(35)
403,960	GBP	Morgan Stanley	12/20/13	649	647	2
231,073	GBP	Royal Bank of Scotland	12/20/13	368	371	(3)
2,251,352	HKD	BNP Paribas	12/20/13	291	291	— (h)
12,166,419	HKD	Credit Suisse International	12/20/13	1,569	1,569	— (h)
30,130,325	JPY	Royal Bank of Canada	12/20/13	311	306	5
3,435,056	NOK	Morgan Stanley	12/20/13	581	576	5
12,996,076	SEK	Morgan Stanley	12/20/13	2,005	2,003	2
638,041	SGD	BNP Paribas	12/20/13	511	514	(3)
1,931,139	SGD	Credit Suisse International	12/20/13	1,532	1,555	(23)
				$24,863	$25,046	$(183)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.1%
	Australia — 3.2%
51	AGL Energy Ltd. (m)	752
14	ALS Ltd. (m)	128
119	Amcor Ltd. (m)	1,220
106	AMP Ltd. (m)	477
16	APA Group (m)	94
108	Asciano Ltd. (m)	591
159	Aurizon Holdings Ltd. (m)	721
173	Australia & New Zealand Banking Group Ltd. (m)	5,534
178	BHP Billiton Ltd. (m)	6,283
77	Brambles Ltd. (m)	678
19	Coca-Cola Amatil Ltd. (m)	227
99	Commonwealth Bank of Australia (m)	7,163
50	Computershare Ltd. (m)	508
4	Crown Ltd. (m)	56
35	CSL Ltd. (m)	2,307
328	Dexus Property Group (m)	336
78	Echo Entertainment Group Ltd. (m)	196
302	Federation Centres Ltd. (m)	708
154	Fortescue Metals Group Ltd. (m)	757
139	Goodman Group (m)	664
217	GPT Group (m)	756
239	Incitec Pivot Ltd. (m)	602
102	Insurance Australia Group Ltd. (m)	593
74	Lend Lease Group (m)	793
13	Macquarie Group Ltd. (m)	605
438	Mirvac Group (m)	719
120	National Australia Bank Ltd. (m)	4,000
18	Newcrest Mining Ltd. (m)	178
30	Origin Energy Ltd. (m)	418
74	QBE Insurance Group Ltd. (m)	1,037
12	Ramsay Health Care Ltd. (m)	445
34	Rio Tinto Ltd. (m)	2,048
75	Santos Ltd. (m)	1,067
7	Seek Ltd. (m)	85
13	Stockland (m)	49
115	Suncorp Group Ltd. (m)	1,455
188	Telstra Corp., Ltd. (m)	918
61	Toll Holdings Ltd. (m)	332
77	Transurban Group (m)	515
71	Wesfarmers Ltd. (m)	2,888
146	Westfield Group (m)	1,493
237	Westfield Retail Trust (m)	691
158	Westpac Banking Corp. (m)	5,134
50	Woodside Petroleum Ltd. (m)	1,832
68	Woolworths Ltd. (m)	2,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
15	WorleyParsons Ltd. (m)	322

		60,626

	Austria — 0.1%
14	Andritz AG (m)	850
161	Telekom Austria AG (m)	1,326

		2,176

	Belgium — 0.5%
29	Anheuser-Busch InBev N.V. (m)	2,966
24	Solvay S.A. (m)	3,694
32	UCB S.A. (m)	2,119

		8,779

	Bermuda — 0.3%
38	Axis Capital Holdings Ltd. (m)	1,812
3	Everest Re Group Ltd. (m)	445
33	Genpact Ltd. (a) (m)	662
75	Marvell Technology Group Ltd. (m)	905
5	PartnerRe Ltd. (m)	536
19	RenaissanceRe Holdings Ltd. (m)	1,797

		6,157

	Canada — 3.1%
9	Agnico-Eagle Mines Ltd. (m)	271
8	Agrium, Inc. (m)	669
7	Alimentation Couche Tard, Inc., Class B (m)	476
16	ARC Resources Ltd. (m)	416
34	Bank of Montreal (m)	2,400
62	Bank of Nova Scotia (m)	3,741
55	Barrick Gold Corp. (m)	1,061
13	BCE, Inc. (m)	587
75	Bombardier, Inc., Class B (m)	343
30	Brookfield Asset Management, Inc., Class A (m)	1,175
21	Cameco Corp. (m)	407
22	Canadian Imperial Bank of Commerce (m)	1,854
23	Canadian National Railway Co. (m)	2,543
58	Canadian Natural Resources Ltd. (m)	1,854
25	Canadian Oil Sands Ltd. (m)	491
9	Canadian Pacific Railway Ltd. (m)	1,308
41	Cenovus Energy, Inc. (m)	1,206
19	Crescent Point Energy Corp. (m)	727
37	Eldorado Gold Corp. (m)	250
40	Enbridge, Inc. (m)	1,738
39	Encana Corp. (m)	704
24	First Quantum Minerals Ltd. (m)	461
10	Fortis, Inc. (m)	310

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Canada — Continued
8		Franco-Nevada Corp. (m)	356
44		Goldcorp, Inc. (m)	1,110
15		Great-West Lifeco, Inc. (m)	469
18		Husky Energy, Inc. (m)	508
16		Imperial Oil Ltd. (m)	706
7		Intact Financial Corp. (m)	437
62		Kinross Gold Corp. (m)	313
11		Lululemon Athletica, Inc. (a) (m)	734
17		Magna International, Inc. (m)	1,440
96		Manulife Financial Corp. (m)	1,701
5		Metro, Inc. (m)	325
9		National Bank of Canada (m)	757
16		Pembina Pipeline Corp. (m)	515
45		Potash Corp. of Saskatchewan, Inc. (m)	1,409
18		Power Corp. of Canada (m)	542
13		Power Financial Corp. (m)	428
20		Rogers Communications, Inc., Class B (m)	929
78		Royal Bank of Canada (m)	5,247
7		Saputo, Inc. (m)	345
20		Shaw Communications, Inc., Class B (m)	482
11		Shoppers Drug Mart Corp. (m)	639
19		Silver Wheaton Corp. (m)	435
8		SNC-Lavalin Group, Inc. (m)	346
32		Sun Life Financial, Inc. (m)	1,071
85		Suncor Energy, Inc. (m)	3,076
57		Talisman Energy, Inc. (m)	709
31		Teck Resources Ltd., Class B (m)	828
8		Tim Hortons, Inc. (m)	492
49		Toronto-Dominion Bank (The) (m)	4,517
38		TransCanada Corp. (m)	1,691
42		Yamana Gold, Inc. (m)	412

			57,961

		China — 0.0% (g)
16		AAC Technologies Holdings, Inc. (m)	69
75		MGM China Holdings Ltd. (m)	259

			328

		Colombia — 0.0% (g)
—	(h)	Pacific Rubiales Energy Corp. (m)	1

		Denmark — 0.7%
—	(h)	AP Moeller - Maersk A/S, Class B (m)	1,364
13		Carlsberg A/S, Class B (m)	1,257
115		Danske Bank A/S (a) (m)	2,694
37		Novo Nordisk A/S, Class B (m)	6,164
167		TDC A/S (m)	1,507

			12,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Finland — 0.2%
42	Nokian Renkaat OYJ (m)	2,109
160	UPM-Kymmene OYJ (m)	2,544

		4,653

	France — 3.8%
16	Air Liquide S.A. (m)	2,129
25	AtoS (m)	2,151
230	AXA S.A. (m)	5,722
70	BNP Paribas S.A. (m)	5,180
43	Bouygues S.A. (m)	1,659
60	Cie de St-Gobain (m)	3,146
28	Cie Generale des Etablissements Michelin (m)	2,867
96	Electricite de France S.A. (m)	3,366
81	European Aeronautic Defence and Space Co. N.V. (m)	5,573
140	GDF Suez (m)	3,459
20	Lafarge S.A. (m)	1,410
9	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,707
63	Orange S.A. (m)	868
25	Renault S.A. (m)	2,194
57	Sanofi (m)	6,041
69	Schneider Electric S.A. (m)	5,787
74	Societe Generale S.A. (m)	4,181
23	Sodexo (m)	2,234
66	Thales S.A. (m)	4,071
117	Total S.A. (m)	7,189
4	Unibail-Rodamco SE (m)	1,041

		71,975

	Germany — 3.4%
39	Allianz SE (m)	6,487
69	BASF SE (m)	7,121
70	Bayer AG (m)	8,651
28	Bayerische Motoren Werke AG (m)	3,176
16	Brenntag AG (m)	2,723
26	Continental AG (m)	4,814
44	Daimler AG (m)	3,595
63	Deutsche Bank AG (m)	3,048
129	Deutsche Telekom AG (m)	2,024
110	E.ON SE (m)	1,999
46	HeidelbergCement AG (m)	3,585
6	Linde AG (m)	1,210
47	Metro AG (m)	2,222
8	Muenchener Rueckversicherungs AG (m)	1,600
17	RWE AG (m)	629
83	SAP AG (m)	6,510
28	Siemens AG (m)	3,532

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
25	ThyssenKrupp AG (a) (m)	630

		63,556

	Hong Kong — 1.2%
639	AIA Group Ltd. (m)	3,247
235	BOC Hong Kong Holdings Ltd. (m)	767
115	Cheung Kong Holdings Ltd. (m)	1,796
90	Cheung Kong Infrastructure Holdings Ltd. (m)	626
56	CLP Holdings Ltd. (m)	447
156	Galaxy Entertainment Group Ltd. (a) (m)	1,164
62	Hang Seng Bank Ltd. (m)	1,027
273	HKT Trust/HKT Ltd. (m)	253
248	Hong Kong & China Gas Co., Ltd. (m)	578
39	Hong Kong Exchanges and Clearing Ltd. (m)	624
154	Hutchison Whampoa Ltd. (m)	1,919
67	Kerry Properties Ltd. (m)	291
92	Li & Fung Ltd. (m)	130
154	Link REIT (The) (m)	775
8	Michael Kors Holdings Ltd. (a) (m)	616
186	MTR Corp., Ltd. (m)	719
123	Noble Group Ltd. (m)	102
254	NWS Holdings Ltd. (m)	397
80	Orient Overseas International Ltd. (m)	413
106	Power Assets Holdings Ltd. (m)	883
191	Sands China Ltd. (m)	1,359
416	Sino Land Co., Ltd. (m)	583
76	SJM Holdings Ltd. (m)	246
77	Sun Hung Kai Properties Ltd. (m)	1,009
133	Wharf Holdings Ltd. (m)	1,119
89	Wheelock & Co., Ltd. (m)	454
172	Yue Yuen Industrial Holdings Ltd. (m)	471

		22,015

	Ireland — 0.5%
16	Accenture plc, Class A (m)	1,209
54	Eaton Corp. plc (m)	3,841
2	Mallinckrodt plc (a) (m)	76
103	Shire plc (m)	4,567

		9,693

	Italy — 0.9%
78	Assicurazioni Generali S.p.A. (m)	1,821
367	Enel S.p.A. (m)	1,621
236	Eni S.p.A. (m)	6,000
918	Intesa Sanpaolo S.p.A. (m)	2,277
1,163	Telecom Italia S.p.A. (m)	1,134
468	UniCredit SpA (m)	3,514

		16,367

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 8.3%
71	77 Bank Ltd. (The) (m)	351
23	Aeon Co., Ltd. (m)	310
19	Aisin Seiki Co., Ltd. (m)	776
60	Ajinomoto Co., Inc. (m)	840
1	Alfresa Holdings Corp. (m)	55
28	ANA Holdings, Inc. (m)	58
25	Arcs Co., Ltd. (m)	474
10	Asahi Group Holdings Ltd. (m)	260
128	Asahi Kasei Corp. (m)	974
42	Astellas Pharma, Inc. (m)	2,364
106	Bank of Yokohama Ltd. (The) (m)	585
44	Bridgestone Corp. (m)	1,512
52	Canon, Inc. (m)	1,641
12	Central Japan Railway Co. (m)	1,543
21	Chubu Electric Power Co., Inc. (m)	317
22	Chugoku Electric Power Co., Inc. (The) (m)	340
67	Citizen Holdings Co., Ltd. (m)	481
34	Coca-Cola West Co., Ltd. (m)	698
69	Dai-ichi Life Insurance Co., Ltd. (The) (m)	986
10	Daiichi Sankyo Co., Ltd. (m)	182
22	Daikin Industries Ltd. (m)	1,277
114	Dainippon Screen Manufacturing Co., Ltd. (a) (m)	655
6	Daito Trust Construction Co., Ltd. (m)	562
49	Daiwa House Industry Co., Ltd. (m)	982
43	Daiwa Securities Group, Inc. (m)	393
122	Denki Kagaku Kogyo KK (m)	512
14	Denso Corp. (m)	683
23	Dentsu, Inc. (m)	869
5	Disco Corp. (m)	322
51	DMG Mori Seiki Co., Ltd. (m)	831
28	East Japan Railway Co. (m)	2,467
25	Electric Power Development Co., Ltd. (m)	799
8	FANUC Corp. (m)	1,315
3	Fast Retailing Co., Ltd. (m)	1,043
14	Fuji Heavy Industries Ltd. (m)	383
12	Fuji Media Holdings, Inc. (m)	231
188	Fujitsu Ltd. (a) (m)	808
37	Fukuoka Financial Group, Inc. (m)	167
236	Furukawa Electric Co., Ltd. (m)	547
74	Gunma Bank Ltd. (The) (m)	428
3	Hajime Construction Co. Ltd. (m)	181
7	Hirose Electric Co., Ltd. (m)	1,129
1	Hisamitsu Pharmaceutical Co., Inc. (m)	27
338	Hitachi Ltd. (m)	2,364
279	Hokuhoku Financial Group, Inc. (m)	575

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
114	Honda Motor Co., Ltd. (m)	4,532
31	Ibiden Co., Ltd. (m)	532
99	Inpex Corp. (m)	1,141
21	Isetan Mitsukoshi Holdings Ltd. (m)	318
24	Isuzu Motors Ltd. (m)	149
18	ITOCHU Corp. (m)	220
23	Itochu Techno-Solutions Corp. (m)	891
6	Japan Exchange Group, Inc. (m)	128
91	Japan Tobacco, Inc. (m)	3,282
39	JFE Holdings, Inc. (m)	887
298	JX Holdings, Inc. (m)	1,472
56	Kansai Electric Power Co., Inc. (The) (a) (m)	713
14	Kao Corp. (m)	453
179	Kawasaki Heavy Industries Ltd. (m)	699
37	KDDI Corp. (m)	2,015
72	Keio Corp. (m)	499
1	Keyence Corp. (m)	257
9	Kintetsu World Express, Inc. (m)	347
30	Kirin Holdings Co., Ltd. (m)	438
205	Kobe Steel Ltd. (a) (m)	362
51	Komatsu Ltd. (m)	1,112
7	Konica Minolta, Inc. (m)	54
108	Kubota Corp. (m)	1,599
21	Kyocera Corp. (m)	1,070
63	Kyowa Hakko Kirin Co., Ltd. (m)	696
46	Kyushu Electric Power Co., Inc. (a) (m)	649
6	LIXIL Group Corp. (m)	134
11	Mabuchi Motor Co., Ltd. (m)	558
9	Makita Corp. (m)	460
111	Marubeni Corp. (m)	869
74	Marui Group Co., Ltd. (m)	705
57	Mazda Motor Corp. (a) (m)	257
39	Medipal Holdings Corp. (m)	529
1	Miraca Holdings, Inc. (m)	36
79	Mitsubishi Corp. (m)	1,604
131	Mitsubishi Electric Corp. (m)	1,440
46	Mitsubishi Estate Co., Ltd. (m)	1,315
94	Mitsubishi Gas Chemical Co., Inc. (m)	768
264	Mitsubishi Heavy Industries Ltd. (m)	1,678
9	Mitsubishi Logistics Corp. (m)	125
7	Mitsubishi Motors Corp. (a) (m)	82
887	Mitsubishi UFJ Financial Group, Inc. (m)	5,649
166	Mitsui & Co., Ltd. (m)	2,373
222	Mitsui Chemicals, Inc. (m)	590
74	Mitsui Fudosan Co., Ltd. (m)	2,451
35	Mitsui Mining & Smelting Co., Ltd. (m)	89

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
165	Mitsui OSK Lines Ltd. (m)	698
1,016	Mizuho Financial Group, Inc. (m)	2,133
13	MS&AD Insurance Group Holdings (m)	323
4	Murata Manufacturing Co., Ltd. (m)	305
34	NGK Spark Plug Co., Ltd. (m)	776
21	Nikon Corp. (m)	390
3	Nintendo Co., Ltd. (m)	304
37	Nippon Meat Packers, Inc. (m)	542
6	Nippon Paper Industries Co., Ltd. (m)	100
677	Nippon Steel & Sumitomo Metal Corp. (m)	2,234
34	Nippon Telegraph & Telephone Corp. (m)	1,757
159	Nishi-Nippon City Bank Ltd. (The) (m)	430
154	Nissan Motor Co., Ltd. (m)	1,544
22	Nitto Denko Corp. (m)	1,164
17	NKSJ Holdings, Inc. (m)	427
287	Nomura Holdings, Inc. (m)	2,117
26	Nomura Research Institute Ltd. (m)	886
129	North Pacific Bank Ltd. (m)	561
60	NSK Ltd. (m)	641
48	NTT DOCOMO, Inc. (m)	763
23	NTT Urban Development Corp. (m)	297
21	Olympus Corp. (a) (m)	678
21	Omron Corp. (m)	813
34	Onward Holdings Co., Ltd. (m)	281
96	ORIX Corp. (m)	1,665
4	Otsuka Corp. (m)	480
50	Otsuka Holdings Co., Ltd. (m)	1,433
127	Panasonic Corp. (m)	1,300
129	Resona Holdings, Inc. (m)	670
77	Ricoh Co., Ltd. (m)	813
6	Rinnai Corp. (m)	441
1	Ryohin Keikaku Co., Ltd. (m)	80
11	Sanrio Co., Ltd. (m)	626
2	Santen Pharmaceutical Co., Ltd. (m)	86
22	Sanwa Holdings Corp. (m)	141
5	SBI Holdings, Inc. (m)	56
7	Secom Co., Ltd. (m)	446
32	Sega Sammy Holdings, Inc. (m)	823
28	Seiko Epson Corp. (m)	459
77	Sekisui Chemical Co., Ltd. (m)	895
31	Sekisui House Ltd. (m)	445
40	Seven & I Holdings Co., Ltd. (m)	1,462
2	Shimamura Co., Ltd. (m)	236
10	Shin-Etsu Chemical Co., Ltd. (m)	577
37	Shinko Electric Industries Co., Ltd. (m)	327
7	Shiseido Co., Ltd. (m)	115

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
3	SMC Corp. (m)	605
69	SoftBank Corp. (m)	5,116
70	Sony Corp. (m)	1,225
245	Sumitomo Bakelite Co., Ltd. (m)	883
202	Sumitomo Chemical Co., Ltd. (m)	740
90	Sumitomo Corp. (m)	1,176
26	Sumitomo Electric Industries Ltd. (m)	393
82	Sumitomo Mitsui Financial Group, Inc. (m)	3,973
208	Sumitomo Mitsui Trust Holdings, Inc. (m)	1,027
12	Sumitomo Realty & Development Co., Ltd. (m)	568
47	Sumitomo Rubber Industries Ltd. (m)	657
16	Sundrug Co., Ltd. (m)	778
28	Suzuken Co., Ltd. (m)	1,015
21	Suzuki Motor Corp. (m)	531
2	Sysmex Corp. (m)	113
58	T&D Holdings, Inc. (m)	696
6	Taisho Pharmaceutical Holdings Co., Ltd. (m)	442
32	Taiyo Yuden Co., Ltd. (m)	408
5	Takashimaya Co., Ltd. (m)	48
35	Takeda Pharmaceutical Co., Ltd. (m)	1,682
4	Terumo Corp. (m)	208
12	Tohoku Electric Power Co., Inc. (a) (m)	143
55	Tokio Marine Holdings, Inc. (m)	1,790
37	Tokyo Electric Power Co., Inc. (a) (m)	196
245	Tokyo Gas Co., Ltd. (m)	1,329
117	Tokyu Corp. (m)	797
125	Tokyu Fudosan Holdings Corp. (a) (m)	1,228
301	Toshiba Corp. (m)	1,279
10	Toyo Suisan Kaisha Ltd. (m)	318
9	Toyota Industries Corp. (m)	415
176	Toyota Motor Corp. (m)	11,431
1	Tsumura & Co. (m)	19
7	Unicharm Corp. (m)	437
9	West Japan Railway Co. (m)	381
17	Yakult Honsha Co., Ltd. (m)	879
9	Yamaha Motor Co., Ltd. (m)	142
16	Yamato Holdings Co., Ltd. (m)	342
23	Zeon Corp. (m)	274

		157,948

	Luxembourg — 0.1%
121	ArcelorMittal (m)	1,911

	Netherlands — 1.8%
343	Aegon N.V. (m)	2,729
23	ASML Holding N.V. (m)	2,216
131	ING Groep N.V., CVA (a) (m)	1,665

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
154	Koninklijke Ahold N.V. (m)	2,919
169	Koninklijke KPN N.V. (a) (m)	539
124	Koninklijke Philips N.V. (m)	4,389
261	Royal Dutch Shell plc, Class A (m)	8,694
149	Royal Dutch Shell plc, Class B (m)	5,144
178	TNT Express N.V. (m)	1,645
130	Unilever N.V., CVA (m)	5,163

		35,103

	New Zealand — 0.0% (g)
234	Telecom Corp. of New Zealand Ltd. (m)	453

	Norway — 0.1%
34	Statoil ASA (m)	798
86	Telenor ASA (m)	2,076

		2,874

	Portugal — 0.2%
843	EDP - Energias de Portugal S.A. (m)	3,103

	Singapore — 0.8%
84	Avago Technologies Ltd. (m)	3,828
247	CapitaMalls Asia Ltd. (m)	401
10	City Developments Ltd. (m)	83
134	DBS Group Holdings Ltd. (m)	1,807
199	Genting Singapore plc (m)	243
280	Global Logistic Properties Ltd. (m)	695
1,446	Golden Agri-Resources Ltd. (m)	698
399	Hutchison Port Holdings Trust, Class U (m)	291
11	Jardine Cycle & Carriage Ltd. (m)	324
125	Keppel Corp., Ltd. (m)	1,091
90	Keppel Land Ltd. (m)	268
176	Oversea-Chinese Banking Corp., Ltd. (m)	1,472
31	Sembcorp Industries Ltd. (m)	133
46	Singapore Airlines Ltd. (m)	386
101	Singapore Exchange Ltd. (m)	596
38	Singapore Press Holdings Ltd. (m)	130
499	Singapore Telecommunications Ltd. (m)	1,515
52	United Overseas Bank Ltd. (m)	871
110	Wilmar International Ltd. (m)	306

		15,138

	Spain — 1.7%
36	Amadeus IT Holding S.A., Class A (m)	1,333
374	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,375
547	Banco Santander S.A. (a) (m)	4,853
540	Bankia S.A. (a) (m)	809
380	Distribuidora Internacional de Alimentacion S.A. (m)	3,460

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — Continued
593	Iberdrola S.A. (m)	3,720
21	Inditex S.A. (m)	3,451
173	Repsol S.A. (m)	4,645
322	Telefonica S.A. (m)	5,663

		32,309

	Sweden — 0.8%
134	Electrolux AB, Series B, (m)	3,296
350	Nordea Bank AB (m)	4,475
27	Svenska Handelsbanken AB, Class A (m)	1,221
87	Swedbank AB, Class A (m)	2,268
129	Tele2 AB, Class B (m)	1,549
181	Telefonaktiebolaget LM Ericsson, Class B (m)	2,161

		14,970

	Switzerland — 4.5%
72	ACE Ltd. (m)	6,884
50	Cie Financiere Richemont S.A., Class A (m)	5,107
82	Credit Suisse Group AG (a) (m)	2,543
641	Glencore Xstrata plc (a) (m)	3,488
56	Holcim Ltd. (a) (m)	4,138
206	Nestle S.A. (m)	14,842
38	Noble Corp. (m)	1,415
163	Novartis AG (m)	12,614
53	Roche Holding AG (m)	14,520
60	Swiss Re AG (a) (m)	5,235
9	Syngenta AG (m)	3,752
19	TE Connectivity Ltd. (m)	958
7	Transocean Ltd. (m)	342
46	Tyco International Ltd. (m)	1,671
210	UBS AG (a) (m)	4,062
59	Wolseley plc (m)	3,154
2	Zurich Insurance Group AG (a) (m)	660

		85,385

	United Kingdom — 8.0%
405	3i Group plc (m)	2,418
53	Anglo American plc (m)	1,259
7	Aon plc (m)	520
89	ARM Holdings plc (m)	1,397
119	Associated British Foods plc (m)	4,318
52	AstraZeneca plc (m)	2,731
952	Barclays plc (m)	4,005
191	BG Group plc (m)	3,900
128	BHP Billiton plc (m)	3,965
1,076	BP plc (m)	8,351
141	British American Tobacco plc (m)	7,799

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
813	BT Group plc (m)	4,920
15	Bunzl plc (m)	334
80	Burberry Group plc (m)	1,976
510	Centrica plc (m)	2,884
182	Diageo plc (m)	5,814
90	easyJet plc (m)	1,896
61	Ensco plc, Class A (m)	3,542
188	GlaxoSmithKline plc (m)	4,967
1,062	HSBC Holdings plc (m)	11,641
137	Imperial Tobacco Group plc (m)	5,107
95	InterContinental Hotels Group plc (m)	2,781
1,357	ITV plc (m)	4,150
432	J Sainsbury plc (m)	2,734
2,958	Lloyds Banking Group plc (a) (m)	3,659
218	Marks & Spencer Group plc (m)	1,761
342	Meggitt plc (m)	3,139
128	Pearson plc (m)	2,671
71	Petrofac Ltd. (m)	1,673
211	Prudential plc (m)	4,322
21	Randgold Resources Ltd. (m)	1,526
88	Rio Tinto plc (m)	4,446
249	Rolls-Royce Holdings plc (a) (m)	4,588
105	SABMiller plc (m)	5,472
13	SSE plc (m)	304
123	Standard Chartered plc (m)	2,962
131	Standard Life plc (m)	740
196	Tate & Lyle plc (m)	2,487
331	Tesco plc (m)	1,930
34	Tullow Oil plc (m)	511
2,781	Vodafone Group plc (m)	10,188
48	Whitbread plc (m)	2,641
286	William Hill plc (m)	1,837
308	WM Morrison Supermarkets plc (m)	1,391

		151,657

	United States — 50.9%
10	3M Co. (m)	1,220
178	Abbott Laboratories (m)	6,499
30	Actavis plc (a) (m)	4,586
93	Adobe Systems, Inc. (a) (m)	5,035
3	Aflac, Inc. (m)	172
15	AGCO Corp. (m)	856
24	Air Products & Chemicals, Inc. (m)	2,622
301	Alcoa, Inc. (m)	2,792
34	Alexion Pharmaceuticals, Inc. (a) (m)	4,179
43	Allergan, Inc. (m)	3,869

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United States — Continued
11		Alliance Data Systems Corp. (a) (m)	2,584
26		Amazon.com, Inc. (a) (m)	9,601
16		Ameren Corp. (m)	575
8		American Campus Communities, Inc. (m)	264
17		American Express Co. (m)	1,427
38		American Water Works Co., Inc. (m)	1,633
3		Amgen, Inc. (m)	293
61		Anadarko Petroleum Corp. (m)	5,805
51		Apartment Investment & Management Co., Class A (m)	1,431
53		Apple, Inc. (m)	27,892
196		Applied Materials, Inc. (m)	3,503
131		Archer-Daniels-Midland Co. (m)	5,339
188		AT&T, Inc. (m)	6,797
10		AutoNation, Inc. (a) (m)	502
7		AutoZone, Inc. (a) (m)	3,069
6		Avery Dennison Corp. (m)	279
7		Avnet, Inc. (m)	264
25		Axiall Corp. (m)	965
16		Baker Hughes, Inc. (m)	954
42		Ball Corp. (m)	2,066
952		Bank of America Corp. (m)	13,297
54		Baxter International, Inc. (m)	3,533
47		Berkshire Hathaway, Inc., Class B (a) (m)	5,422
33		Biogen Idec, Inc. (a) (m)	8,101
8		BioMarin Pharmaceutical, Inc. (a) (m)	477
2		Boeing Co. (The) (m)	313
1		BorgWarner, Inc. (m)	123
11		Boston Properties, Inc. (m)	1,163
92		Brandywine Realty Trust (m)	1,308
206		Bristol-Myers Squibb Co. (m)	10,839
94		Broadcom Corp., Class A (m)	2,508
20		CA, Inc. (m)	645
26		Camden Property Trust (m)	1,672
56		Cameron International Corp. (a) (m)	3,086
81		Capital One Financial Corp. (m)	5,562
—	(h)	Catamaran Corp. (a) (m)	1
15		Caterpillar, Inc. (m)	1,285
71		CBL & Associates Properties, Inc. (m)	1,397
88		CBS Corp. (Non-Voting), Class B (m)	5,187
55		Celgene Corp. (a) (m)	8,099
26		Cerner Corp. (a) (m)	1,440
4		CF Industries Holdings, Inc. (m)	768
29		Cheniere Energy, Inc. (a) (m)	1,134
129		Chevron Corp. (m)	15,481
20		Cigna Corp. (m)	1,509

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — Continued
500	Cisco Systems, Inc. (m)	11,258
6	CIT Group, Inc. (a) (m)	291
281	Citigroup, Inc. (m)	13,709
29	Citrix Systems, Inc. (a) (m)	1,652
107	CMS Energy Corp. (m)	2,951
250	Coca-Cola Co. (The) (m)	9,897
34	Coca-Cola Enterprises, Inc. (m)	1,410
46	Cognizant Technology Solutions Corp., Class A (a) (m)	4,024
26	Colgate-Palmolive Co. (m)	1,651
258	Comcast Corp., Class A (m)	12,222
62	Comerica, Inc. (m)	2,684
39	ConocoPhillips (m)	2,845
89	Corning, Inc. (m)	1,519
2	Costco Wholesale Corp. (m)	283
40	Crown Holdings, Inc. (a) (m)	1,759
246	CSX Corp. (m)	6,421
144	CVS Caremark Corp. (m)	8,941
33	DaVita HealthCare Partners, Inc. (a) (m)	1,845
21	Deere & Co. (m)	1,694
37	Delta Air Lines, Inc. (m)	979
22	Denbury Resources, Inc. (a) (m)	427
32	Digital Realty Trust, Inc. (m)	1,542
44	DISH Network Corp., Class A (m)	2,122
158	Dow Chemical Co. (The) (m)	6,239
69	Dr. Pepper Snapple Group, Inc. (m)	3,275
44	DTE Energy Co. (m)	3,061
32	E.I. du Pont de Nemours & Co. (m)	1,974
104	eBay, Inc. (a) (m)	5,473
67	Edison International (m)	3,307
153	EMC Corp. (m)	3,690
115	Emerson Electric Co. (m)	7,721
30	EOG Resources, Inc. (m)	5,351
33	Extra Space Storage, Inc. (m)	1,504
247	Exxon Mobil Corp. (m)	22,108
83	Facebook, Inc., Class A (a) (m)	4,149
16	FedEx Corp. (m)	2,151
18	Fidelity National Information Services, Inc. (m)	879
17	Flowserve Corp. (m)	1,149
77	Fluor Corp. (m)	5,732
118	Freeport-McMoRan Copper & Gold, Inc. (m)	4,342
23	Freescale Semiconductor Ltd. (a) (m)	355
13	Gap, Inc. (The) (m)	492
29	General Dynamics Corp. (m)	2,513
434	General Electric Co. (m)	11,334
137	General Mills, Inc. (m)	6,924

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United States — Continued
183		General Motors Co. (a) (m)	6,751
38		Gilead Sciences, Inc. (a) (m)	2,681
41		Goldman Sachs Group, Inc. (The) (m)	6,540
22		Google, Inc., Class A (a) (m)	22,280
67		Halliburton Co. (m)	3,554
—	(h)	Harris Corp. (m)	2
64		Hartford Financial Services Group, Inc. (m)	2,143
61		HCP, Inc. (m)	2,529
182		Hewlett-Packard Co. (m)	4,440
34		Highwoods Properties, Inc. (m)	1,315
11		HollyFrontier Corp. (m)	527
137		Home Depot, Inc. (The) (m)	10,679
100		Honeywell International, Inc. (m)	8,643
77		Host Hotels & Resorts, Inc. (m)	1,423
40		Humana, Inc. (m)	3,701
91		Intel Corp. (m)	2,232
17		IntercontinentalExchange, Inc. (a) (m)	3,269
53		International Business Machines Corp. (m)	9,574
40		International Paper Co. (m)	1,801
2		Intuitive Surgical, Inc. (a) (m)	914
117		Invesco Ltd. (m)	3,964
223		Johnson & Johnson (m)	20,640
109		Johnson Controls, Inc. (m)	5,051
1		KBR, Inc. (m)	30
44		Kimberly-Clark Corp. (m)	4,781
93		Kimco Realty Corp. (m)	1,991
11		KLA-Tencor Corp. (m)	717
59		Kroger Co. (The) (m)	2,515
10		L-3 Communications Holdings, Inc. (m)	1,018
46		Lam Research Corp. (a) (m)	2,519
33		Lennar Corp., Class A (m)	1,186
36		Lincoln National Corp. (m)	1,634
12		LinkedIn Corp., Class A (a) (m)	2,731
31		Lorillard, Inc. (m)	1,586
143		Lowe’s Cos., Inc. (m)	7,105
75		Macy’s, Inc. (m)	3,447
88		Marathon Oil Corp. (m)	3,112
60		Marathon Petroleum Corp. (m)	4,280
26		Marriott International, Inc., Class A (m)	1,166
97		Marsh & McLennan Cos., Inc. (m)	4,436
172		Masco Corp. (m)	3,636
9		MasterCard, Inc., Class A (m)	6,749
37		McDonald’s Corp. (m)	3,579
11		McGraw Hill Financial, Inc. (m)	792
25		McKesson Corp. (m)	3,897
139		Merck & Co., Inc. (m)	6,266

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
145		MetLife, Inc. (m)	6,879
15		Mettler-Toledo International, Inc. (a) (m)	3,791
—	(h)	Micron Technology, Inc. (a) (m)	7
548		Microsoft Corp. (m)	19,373
215		Mondelez International, Inc., Class A (m)	7,232
5		Monsanto Co. (m)	512
176		Morgan Stanley (m)	5,048
21		Mosaic Co. (The) (m)	981
7		National Fuel Gas Co. (m)	515
15		NetApp, Inc. (m)	564
76		NextEra Energy, Inc. (m)	6,452
130		NiSource, Inc. (m)	4,093
37		Nordstrom, Inc. (m)	2,233
70		Norfolk Southern Corp. (m)	6,009
6		NYSE Euronext (m)	255
83		Occidental Petroleum Corp. (m)	8,014
18		Omnicom Group, Inc. (m)	1,253
313		Oracle Corp. (m)	10,484
9		O’Reilly Automotive, Inc. (a) (m)	1,137
25		Owens-Illinois, Inc. (a) (m)	783
108		PACCAR, Inc. (m)	5,982
9		Parker Hannifin Corp. (m)	1,067
126		PepsiCo, Inc. (m)	10,613
13		Perrigo Co. (m)	1,751
3		PetSmart, Inc. (m)	202
230		Pfizer, Inc. (m)	7,069
145		Philip Morris International, Inc. (m)	12,899
30		Phillips 66 (m)	1,954
63		PNC Financial Services Group, Inc. (The) (m)	4,627
28		Post Properties, Inc. (m)	1,260
5		priceline.com, Inc. (a) (m)	5,101
193		Procter & Gamble Co. (The) (m)	15,573
46		Prudential Financial, Inc. (m)	3,723
129		PulteGroup, Inc. (m)	2,270
142		QUALCOMM, Inc. (m)	9,891
58		Questar Corp. (m)	1,382
6		Range Resources Corp. (m)	476
146		Regions Financial Corp. (m)	1,409
—	(h)	Rock Tenn Co., Class A (m)	4
25		Ross Stores, Inc. (m)	1,936
53		Royal Caribbean Cruises Ltd. (m)	2,224
31		SanDisk Corp. (m)	2,166
122		Schlumberger Ltd. (m)	11,422
10		Sealed Air Corp. (m)	293
53		Sempra Energy (m)	4,848
7		Sherwin-Williams Co. (The) (m)	1,233

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
28	Simon Property Group, Inc. (m)	4,351
5	Snap-on, Inc. (m)	541
44	Southwest Airlines Co. (m)	760
13	Splunk, Inc. (a) (m)	838
33	SPX Corp. (m)	3,008
7	St. Jude Medical, Inc. (m)	404
45	Starbucks Corp. (m)	3,649
14	Starwood Hotels & Resorts Worldwide, Inc. (m)	1,031
92	State Street Corp. (m)	6,439
8	Stryker Corp. (m)	583
8	Superior Energy Services, Inc. (a) (m)	217
7	SVB Financial Group (a) (m)	690
72	Target Corp. (m)	4,684
72	TD Ameritrade Holding Corp. (m)	1,965
55	Teradyne, Inc. (a) (m)	953
18	Textron, Inc. (m)	512
47	Thermo Fisher Scientific, Inc. (m)	4,629
20	Thomson Reuters Corp. (m)	752
36	Time Warner Cable, Inc. (m)	4,315
131	Time Warner, Inc. (m)	9,033
111	TJX Cos., Inc. (m)	6,734
18	Toll Brothers, Inc. (a) (m)	583
7	Travelers Cos., Inc. (The) (m)	578
14	TRW Automotive Holdings Corp. (a) (m)	1,047
8	Twenty-First Century Fox, Inc., Class A (m)	283
19	Tyson Foods, Inc., Class A (m)	539
10	UGI Corp. (m)	405
57	Union Pacific Corp. (m)	8,659
22	United Continental Holdings, Inc. (a) (m)	756
9	United Parcel Service, Inc., Class B (m)	928
47	United States Steel Corp. (m)	1,175
102	United Technologies Corp. (m)	10,795
127	UnitedHealth Group, Inc. (m)	8,649
13	URS Corp. (m)	731
24	V.F. Corp. (m)	5,163
35	Valeant Pharmaceuticals International, Inc. (a) (m)	3,750
62	Valero Energy Corp. (m)	2,532
37	Ventas, Inc. (m)	2,420
218	Verizon Communications, Inc. (m)	11,034
38	Vertex Pharmaceuticals, Inc. (a) (m)	2,711
4	Viacom, Inc., Class B (m)	322
40	Visa, Inc., Class A (m)	7,843
10	VMware, Inc., Class A (a) (m)	778
18	W.W. Grainger, Inc. (m)	4,825
56	Wal-Mart Stores, Inc. (m)	4,273

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
135		Walt Disney Co. (The) (m)	9,281
419		Wells Fargo & Co. (m)	17,882
83		Williams Cos., Inc. (The) (m)	2,974
156		Xcel Energy, Inc. (m)	4,506
48		Xilinx, Inc. (m)	2,181
47		Yum! Brands, Inc. (m)	3,153
—	(h)	Zoetis, Inc. (m)	—	(h)

			964,932

		Total Common Stocks (Cost $1,644,253)	1,803,056

Preferred Stocks — 0.3%
		Germany — 0.3%
52		Henkel AG & Co. KGaA (m)	5,582

		United Kingdom — 0.0% (g)
21,417		Rolls-Royce Holdings plc (a) (m)	34

		Total Preferred Stocks (Cost $4,985)	5,616

Short-Term Investment — 4.5%
		Investment Company — 4.5%
85,564		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $85,564)	85,564

		Total Investments — 99.9% (Cost $1,734,802)	1,894,236
		Other Assets in Excess of Liabilities — 0.1%	963

		NET ASSETS — 100.0%	$1,895,199

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	7.8%
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	6.8
Insurance	4.3
Media	2.8
Food Products	2.7
Software	2.4
Metals & Mining	2.3
Diversified Telecommunication Services	2.3
Chemicals	2.2
Beverages	2.2
Aerospace & Defense	2.2
IT Services	2.1
Food & Staples Retailing	2.1
Computers & Peripherals	2.1
Capital Markets	2.1
Specialty Retail	2.0
Diversified Financial Services	1.9
Automobiles	1.8
Internet Software & Services	1.8

INDUSTRY	PERCENTAGE
Real Estate Investment Trusts (REITs)	1.7%
Road & Rail	1.7
Electric Utilities	1.6
Tobacco	1.6
Biotechnology	1.5
Hotels, Restaurants & Leisure	1.5
Household Products	1.5
Energy Equipment & Services	1.4
Machinery	1.3
Industrial Conglomerates	1.3
Multi-Utilities	1.3
Semiconductors & Semiconductor Equipment	1.3
Communications Equipment	1.2
Auto Components	1.2
Health Care Providers & Services	1.1
Wireless Telecommunication Services	1.1
Electrical Equipment	1.1
Others (each less than 1.0%)	10.7
Short-Term Investment	4.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
60	TOPIX Index	12/12/13	$7,319	$(50)
102	S&P/TSX 60 Index	12/19/13	14,989	717
35	SPI 200 Index	12/19/13	4,479	156
284	Dow Jones Euro STOXX 50 Index	12/20/13	11,796	326
482	E-mini S&P 500	12/20/13	42,199	1,081
27	FTSE 100 Index	12/20/13	2,904	36

				$2,266

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.2%
	Australia — 2.1%
630	BHP Billiton Ltd. (m)	22,259
317	Rio Tinto Ltd. (m)	19,092

		41,351

	Belgium — 1.4%
274	Anheuser-Busch InBev N.V. (m)	28,445

	China — 3.1%
21,433	China Construction Bank Corp., Class H (m)	16,676
8,387	CNOOC Ltd. (m)	17,059
24,396	Industrial & Commercial Bank of China Ltd., Class H (m)	17,102
1,571	Ping An Insurance Group Co. of China Ltd., Class H (m)	12,388

		63,225

	France — 12.0%
462	Accor S.A. (m)	20,634
960	AXA S.A. (m)	23,922
272	BNP Paribas S.A. (m)	20,098
109	Essilor International S.A. (m)	11,654
9	Groupe Fnac (a) (m)	258
132	Imerys S.A. (m)	10,575
100	Kering (m)	22,641
258	Lafarge S.A. (m)	17,789
119	LVMH Moet Hennessy Louis Vuitton S.A. (m)	22,928
123	Pernod-Ricard S.A. (m)	14,804
319	Sanofi (m)	34,021
156	Schneider Electric S.A. (m)	13,144
168	Technip S.A. (m)	17,573
166	Total S.A. (m)	10,181

		240,222

	Germany — 7.1%
170	Allianz SE (m)	28,586
250	Bayer AG (m)	31,022
163	Fresenius Medical Care AG & Co. KGaA (m)	10,805
80	Linde AG (m)	15,167
16	Osram Licht AG (a) (m)	805
436	SAP AG (m)	34,109
170	Siemens AG (m)	21,719

		142,213

	Hong Kong — 3.7%
5,818	Belle International Holdings Ltd. (m)	8,204
1,986	Cheung Kong Holdings Ltd. (m)	31,015
4,874	Hang Lung Properties Ltd. (m)	16,051
2,706	Sands China Ltd. (m)	19,240

		74,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.5%
302	HDFC Bank Ltd., ADR (m)	10,958

	Indonesia — 0.4%
14,658	Astra International Tbk PT (m)	8,642

	Israel — 0.7%
387	Teva Pharmaceutical Industries Ltd., ADR (m)	14,364

	Japan — 16.9%
413	Astellas Pharma, Inc. (m)	22,995
315	Canon, Inc. (m)	9,933
347	Daikin Industries Ltd. (m)	19,935
241	East Japan Railway Co. (m)	20,919
94	FANUC Corp. (m)	15,062
697	Honda Motor Co., Ltd. (m)	27,841
717	Japan Tobacco, Inc. (m)	25,958
870	Komatsu Ltd. (m)	19,086
1,360	Kubota Corp. (m)	20,137
300	Makita Corp. (m)	15,176
789	Mitsubishi Corp. (m)	15,952
95	Nidec Corp. (m)	9,239
270	Nitto Denko Corp. (m)	14,175
258	Shin-Etsu Chemical Co., Ltd. (m)	14,582
89	SMC Corp. (m)	20,721
1,030	Sumitomo Corp. (m)	13,405
684	Toyota Motor Corp. (m)	44,336
1,855	Yahoo! Japan Corp. (m)	8,653

		338,105

	Netherlands — 5.5%
284	Akzo Nobel N.V. (m)	20,607
88	ASML Holding N.V. (m)	8,365
1,976	ING Groep N.V., CVA (a) (m)	25,110
1,670	Royal Dutch Shell plc, Class A (m)	55,643

		109,725

	South Korea — 1.6%
42	Hyundai Mobis (m)	11,791
30	Samsung Electronics Co., Ltd., Reg. S., GDR (m)	20,647

		32,438

	Spain — 0.9%
1,479	Banco Bilbao Vizcaya Argentaria S.A. (m)	17,288

	Sweden — 0.6%
459	Atlas Copco AB, Class A (m)	12,721

	Switzerland — 14.0%
841	ABB Ltd. (a) (m)	21,439
177	Cie Financiere Richemont S.A., Class A (m)	18,081
828	Credit Suisse Group AG (a) (m)	25,770

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
3,798	Glencore Xstrata plc (a) (m)	20,671
194	Holcim Ltd. (a) (m)	14,410
586	Nestle S.A. (m)	42,267
512	Novartis AG (m)	39,716
143	Roche Holding AG (m)	39,582
3	SGS S.A. (m)	6,448
1,402	UBS AG (a) (m)	27,111
89	Zurich Insurance Group AG (a) (m)	24,608

		280,103

	Taiwan — 0.7%
747	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	13,752

	United Kingdom — 23.0%
351	Aggreko plc (m)	9,051
6,505	Barclays plc (m)	27,368
2,201	BG Group plc (m)	44,896
589	BHP Billiton plc (m)	18,160
416	British American Tobacco plc (m)	22,940
815	Burberry Group plc (m)	20,016
2,364	Centrica plc (m)	13,373
4,764	HSBC Holdings plc (m)	52,088
462	Imperial Tobacco Group plc (m)	17,237
2,079	Marks & Spencer Group plc (m)	16,761
1,366	Meggitt plc (m)	12,537
1,702	Prudential plc (m)	34,805
358	Rio Tinto plc (m)	18,090
1,631	Standard Chartered plc (m)	39,152
2,714	Tesco plc (m)	15,830
579	Tullow Oil plc (m)	8,745
556	Unilever plc (m)	22,556
10,343	Vodafone Group plc (m)	37,882
1,408	WPP plc (m)	29,904

		461,391

	Total Common Stocks (Cost $1,491,174)	1,889,453

Preferred Stocks — 2.5%
	Germany — 2.5%
184	Henkel AG & Co. KGaA (m)	19,824
117	Volkswagen AG (m)	29,648

	Total Preferred Stocks (Cost $32,506)	49,472

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.1%
	Investment Company — 3.1%
61,450	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $61,450)	61,450

	Total Investments — 99.8% (Cost $1,585,130)	2,000,375
	Other Assets in Excess of Liabilities — 0.2%	4,579

	NET ASSETS — 100.0%	$2,004,954

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.0%
Pharmaceuticals	9.1
Oil, Gas & Consumable Fuels	6.8
Insurance	6.2
Automobiles	5.5
Machinery	5.1
Metals & Mining	4.9
Textiles, Apparel & Luxury Goods	4.2
Tobacco	3.3
Food Products	3.2
Chemicals	3.2
Capital Markets	2.6
Real Estate Management & Development	2.4
Electrical Equipment	2.2
Beverages	2.2
Construction Materials	2.1
Semiconductors & Semiconductor Equipment	2.1
Hotels, Restaurants & Leisure	2.0
Wireless Telecommunication Services	1.9
Software	1.7
Media	1.5
Trading Companies & Distributors	1.5
Diversified Financial Services	1.3
Industrial Conglomerates	1.1
Road & Rail	1.0
Building Products	1.0
Household Products	1.0
Others (each less than 1.0%)	7.8
Short-Term Investment	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.6%
	Australia — 4.7%
24	AGL Energy Ltd. (m)	350
10	ALS Ltd. (m)	96
81	Alumina Ltd. (a) (m)	79
36	Amcor Ltd. (m)	372
86	AMP Ltd. (m)	386
28	APA Group (m)	163
33	Asciano Ltd. (m)	183
6	ASX Ltd. (m)	209
79	Aurizon Holdings Ltd. (m)	358
72	Australia & New Zealand Banking Group Ltd. (m)	2,308
14	Bendigo and Adelaide Bank Ltd. (m)	144
449	BGP Holdings plc (a) (i)	—
84	BHP Billiton Ltd. (m)	2,958
25	Boral Ltd. (m)	119
46	Brambles Ltd. (m)	407
4	Caltex Australia Ltd. (m)	70
71	CFS Retail Property Trust Group (m)	139
20	Coca-Cola Amatil Ltd. (m)	247
2	Cochlear Ltd. (m)	97
42	Commonwealth Bank of Australia (m)	3,043
15	Computershare Ltd. (m)	153
14	Crown Ltd. (m)	221
14	CSL Ltd. (m)	922
157	Dexus Property Group (m)	161
24	Echo Entertainment Group Ltd. (m)	60
45	Federation Centres Ltd. (m)	105
2	Flight Centre Ltd. (m)	86
58	Fortescue Metals Group Ltd. (m)	283
74	Goodman Group (m)	354
112	GPT Group (m)	389
18	Harvey Norman Holdings Ltd. (m)	56
14	Iluka Resources Ltd. (m)	137
126	Incitec Pivot Ltd. (m)	316
61	Insurance Australia Group Ltd. (m)	357
5	Leighton Holdings Ltd. (m)	85
10	Macquarie Group Ltd. (m)	470
120	Mirvac Group (m)	197
54	National Australia Bank Ltd. (m)	1,807
18	Newcrest Mining Ltd. (m)	179
13	Orica Ltd. (m)	251
32	Origin Energy Ltd. (m)	445
35	QBE Insurance Group Ltd. (m)	490
4	Ramsay Health Care Ltd. (m)	161
13	Rio Tinto Ltd. (m)	783
28	Santos Ltd. (m)	401
13	Sonic Healthcare Ltd. (m)	195

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
48	SP AusNet (m)	57
96	Stockland (m)	365
38	Suncorp Group Ltd. (m)	483
6	Sydney Airport (m)	26
24	Tabcorp Holdings Ltd. (m)	82
82	Telstra Corp., Ltd. (m)	403
23	Toll Holdings Ltd. (m)	126
20	Treasury Wine Estates Ltd. (m)	89
27	Wesfarmers Ltd. (m)	1,085
64	Westfield Group (m)	656
73	Westpac Banking Corp. (m)	2,365
16	Whitehaven Coal Ltd. (a) (m)	24
20	Woodside Petroleum Ltd. (m)	720
30	Woolworths Ltd. (m)	974
7	WorleyParsons Ltd. (m)	147

		28,394

	Austria — 1.5%
18	Andritz AG (m)	1,137
50	Erste Group Bank AG (m)	1,752
193	IMMOFINANZ AG (a) (m)	846
37	OMV AG (m)	1,777
13	Raiffeisen Bank International AG (m)	483
63	Telekom Austria AG (m)	514
15	Verbund AG (m)	357
10	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	531
28	Voestalpine AG (m)	1,312

		8,709

	Belgium — 2.1%
58	Anheuser-Busch InBev N.V. (m)	6,018
5	Belgacom S.A. (m)	124
2	Colruyt S.A. (m)	121
3	Delhaize Group S.A. (m)	194
6	Groupe Bruxelles Lambert S.A. (m)	543
12	KBC Groep N.V. (m)	666
16	Solvay S.A. (m)	2,516
38	UCB S.A. (m)	2,498
3	Umicore S.A. (m)	164

		12,844

	Bermuda — 0.1%
14	Seadrill Ltd. (m)	661

	Brazil — 0.2%
12	BM&FBovespa S.A. (m)	68
6	BRF S.A. (m)	146

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Brazil — Continued
2		Natura Cosmeticos S.A. (m)	44
35		Petroleo Brasileiro S.A. (m)	303
24		Vale S.A. (m)	385

			946

		Chile — 0.5%
4,284		Banco Santander Chile (m)	263
8		CAP S.A. (m)	163
68		Cencosud S.A. (m)	279
185		Empresa Nacional de Electricidad S.A. (m)	283
70		Empresas CMPC S.A. (m)	208
29		Empresas COPEC S.A. (m)	431
531		Enersis S.A. (m)	178
19		Enersis S.A., ADR (m)	305
9		ENTEL Chile S.A. (m)	138
12		Latam Airlines Group S.A. (m)	196
40		S.A.C.I. Falabella (m)	397

			2,841

		China — 0.7%
556		Bank of China Ltd., Class H (m)	261
99		BYD Co., Ltd., Class H (a) (m)	488
326		China Construction Bank Corp., Class H (m)	254
82		China Life Insurance Co., Ltd., Class H (m)	216
119		CNOOC Ltd. (m)	242
452		Datang International Power Generation Co., Ltd., Class H (m)	207
184		Huaneng Power International, Inc., Class H (m)	192
460		Industrial & Commercial Bank of China Ltd., Class H (m)	322
16		MGM China Holdings Ltd. (m)	54
197		PetroChina Co., Ltd., Class H (m)	224
22		Ping An Insurance Group Co. of China Ltd., Class H (m)	170
10		Tencent Holdings Ltd. (m)	529
84		Tingyi Cayman Islands Holding Corp. (m)	237
24		Wynn Macau Ltd. (m)	91
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	51
155		Yanzhou Coal Mining Co., Ltd., Class H (m)	161
247		Zhejiang Expressway Co., Ltd., Class H (m)	228

			3,927

		Denmark — 1.0%
—	(h)	AP Moeller - Maersk A/S, Class A (m)	208
—	(h)	AP Moeller - Maersk A/S, Class B (m)	610
5		Carlsberg A/S, Class B (m)	491
30		Danske Bank A/S (a) (m)	691
8		DSV A/S (m)	220

SHARES		SECURITY DESCRIPTION	VALUE($)

		Denmark — Continued
17		Novo Nordisk A/S, Class B (m)	2,821
11		Novozymes A/S, Class B (m)	449
52		TDC A/S (m)	473

			5,963

		Finland — 1.4%
24		Fortum OYJ (m)	543
3		Kesko OYJ, Class B (m)	89
8		Kone OYJ, Class B (m)	689
7		Metso OYJ (m)	294
5		Neste Oil OYJ (m)	102
210		Nokia OYJ (a) (m)	1,598
6		Nokian Renkaat OYJ (m)	317
6		Pohjola Bank plc, Class A (m)	118
23		Sampo, Class A (m)	1,083
34		Stora Enso OYJ, Class R (m)	319
98		UPM-Kymmene OYJ (m)	1,556
35		Wartsila OYJ Abp (m)	1,543

			8,251

		France — 8.7%
7		Accor S.A. (m)	320
15		Air Liquide S.A. (m)	2,049
10		Alstom S.A. (m)	389
3		Arkema S.A. (m)	366
84		AXA S.A. (m)	2,082
47		BNP Paribas S.A. (m)	3,493
10		Bouygues S.A. (m)	382
7		Cap Gemini S.A. (m)	487
28		Carrefour S.A. (m)	1,013
3		Casino Guichard Perrachon S.A. (m)	311
2		Christian Dior S.A. (m)	471
19		Cie de St-Gobain (m)	1,012
8		Cie Generale des Etablissements Michelin (m)	790
48		Credit Agricole S.A. (a) (m)	582
6		Danone (m)	412
9		Edenred (m)	306
12		Electricite de France S.A. (m)	416
1		Essilor International S.A. (m)	156
2		Eurazeo (m)	115
51		European Aeronautic Defence and Space Co. N.V. (m)	3,525
1		Fonciere Des Regions (m)	101
60		GDF Suez (m)	1,480
1		Gecina S.A. (m)	121
21		Groupe Eurotunnel S.A. (m)	199
—	(h)	Groupe Fnac (a) (m)	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	France — Continued
1	ICADE (m)	88
1	Iliad S.A. (m)	206
1	Imerys S.A. (m)	110
3	Kering (m)	735
9	Lafarge S.A. (m)	628
5	Lagardere S.C.A (m)	188
11	Legrand S.A. (m)	644
2	L’Oreal S.A. (m)	383
7	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,386
85	Orange S.A. (m)	1,167
1	Pernod Ricard S.A. (m)	173
9	Peugeot S.A. (a) (m)	117
9	Publicis Groupe S.A. (m)	707
27	Renault S.A. (m)	2,360
4	Rexel S.A. (m)	112
11	Safran S.A. (m)	700
49	Sanofi (m)	5,196
20	Schneider Electric S.A. (m)	1,672
57	SCOR SE (m)	2,023
1	Societe BIC S.A. (m)	150
33	Societe Generale S.A. (m)	1,881
5	Sodexo (m)	469
12	Suez Environnement Co. (m)	202
5	Technip S.A. (m)	514
95	Total S.A. (m)	5,835
5	Unibail-Rodamco SE (m)	1,436
5	Vallourec S.A. (m)	309
22	Vinci S.A. (m)	1,399
10	Vivendi S.A. (m)	254
1	Wendel S.A. (m)	178
1	Zodiac Aerospace (m)	214

		52,024

	Germany — 11.5%
14	Adidas AG (m)	1,631
37	Allianz SE (m)	6,153
2	Axel Springer AG (m)	140
59	BASF SE (m)	6,165
62	Bayer AG (m)	7,714
22	Bayerische Motoren Werke AG (m)	2,540
2	Beiersdorf AG (m)	228
4	Brenntag AG (m)	595
50	Commerzbank AG (a) (m)	636
19	Continental AG (m)	3,526
34	Daimler AG (m)	2,750
56	Deutsche Bank AG (m)	2,729

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
14	Deutsche Boerse AG (m)	1,036
18	Deutsche Lufthansa AG (a) (m)	347
25	Deutsche Post AG (m)	854
190	Deutsche Telekom AG (m)	2,989
121	E.ON SE (m)	2,204
6	Fresenius Medical Care AG & Co. KGaA (m)	380
3	Fresenius SE & Co. KGaA (m)	431
12	GEA Group AG (m)	511
2	Hannover Rueck SE (m)	121
9	HeidelbergCement AG (m)	699
8	Henkel AG & Co. KGaA (m)	757
2	Hochtief AG (m)	161
1	Hugo Boss AG (m)	180
72	Infineon Technologies AG (m)	693
12	K+S AG (m)	298
2	Lanxess AG (m)	139
11	Linde AG (m)	2,060
4	Merck KGaA (m)	686
10	Metro AG (m)	452
12	Muenchener Rueckversicherungs AG (m)	2,556
4	Osram Licht AG (a) (m)	199
34	RWE AG (m)	1,243
2	Salzgitter AG (m)	102
86	SAP AG (m)	6,692
53	Siemens AG (m)	6,753
5	Suedzucker AG (m)	164
26	ThyssenKrupp AG (a) (m)	675
6	United Internet AG (m)	236
2	Volkswagen AG (m)	434

		68,859

	Greece — 0.4%
205	OPAP S.A. (m)	2,551

	Hong Kong — 1.1%
146	AIA Group Ltd. (m)	742
3	ASM Pacific Technology Ltd. (m)	27
109	Belle International Holdings Ltd. (m)	154
56	BOC Hong Kong Holdings Ltd. (m)	183
14	Cathay Pacific Airways Ltd. (m)	28
40	Cheung Kong Holdings Ltd. (m)	627
20	Cheung Kong Infrastructure Holdings Ltd. (m)	139
41	China Mobile Ltd. (m)	425
17	CLP Holdings Ltd. (m)	136
32	First Pacific Co., Ltd. (m)	36
62	Galaxy Entertainment Group Ltd. (a) (m)	463
35	Hang Lung Properties Ltd. (m)	115

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Hong Kong — Continued
33	Hang Seng Bank Ltd. (m)	553
15	Henderson Land Development Co., Ltd. (m)	91
36	HKT Trust/HKT Ltd. (m)	33
20	Hong Kong Exchanges and Clearing Ltd. (m)	316
8	Hopewell Holdings Ltd. (m)	26
29	Hutchison Whampoa Ltd. (m)	364
9	Hysan Development Co., Ltd. (m)	42
11	Kerry Properties Ltd. (m)	46
94	Li & Fung Ltd. (m)	133
37	Link REIT (The) (m)	186
20	MTR Corp., Ltd. (m)	78
92	Noble Group Ltd. (m)	76
23	NWS Holdings Ltd. (m)	36
3	Orient Overseas International Ltd. (m)	14
54	PCCW Ltd. (m)	25
22	Power Assets Holdings Ltd. (m)	183
38	Sands China Ltd. (m)	267
20	Shangri-La Asia Ltd. (m)	37
225	Sino Land Co., Ltd. (m)	316
26	SJM Holdings Ltd. (m)	84
10	Swire Pacific Ltd., Class A (m)	120
48	Wharf Holdings Ltd. (m)	407
3	Wing Hang Bank Ltd. (m)	36
10	Yue Yuen Industrial Holdings Ltd. (m)	28

		6,572

	Hungary — 0.7%
146	Magyar Telekom Telecommunications plc (m)	200
16	MOL Hungarian Oil and Gas plc (m)	1,099
86	OTP Bank plc (m)	1,785
54	Richter Gedeon Nyrt. (m)	1,022

		4,106

	India — 0.5%
18	Bharat Heavy Electricals Ltd. (m)	41
22	Housing Development Finance Corp. (m)	299
5	ICICI Bank Ltd., ADR (m)	200
19	IDFC Ltd. (m)	32
6	Infosys Ltd. (m)	345
123	ITC Ltd., Reg. S., GDR (m)	666
68	Jaiprakash Associates Ltd. (m)	53
5	Larsen & Toubro Ltd., Reg. S., GDR (m)	76
8	Mahindra & Mahindra Ltd. (m)	112
30	NTPC Ltd. (m)	73
23	Oil & Natural Gas Corp., Ltd. (m)	112
9	Ranbaxy Laboratories Ltd., Reg. S., GDR (a) (m)	56
19	Reliance Industries Ltd. (m)	284

SHARES		SECURITY DESCRIPTION	VALUE($)

		India — Continued
5		Reliance Industries Ltd., GDR (e) (m)	152
41		Sesa Sterlite Ltd. (m)	133
21		Sun Pharmaceutical Industries Ltd. (m)	206
25		Tata Motors Ltd. (m)	155
48		Tata Power Co., Ltd. (m)	63
48		UPL Ltd. (m)	128

			3,186

		Ireland — 0.7%
83		CRH plc (m)	2,015
41		Elan Corp. plc (a) (m)	682
22		Elan Corp. plc, ADR (a) (m)	361
10		Kerry Group plc, Class A (m)	661
1		Prothena Corp. plc (a) (m)	30
10		Shire plc (m)	432

			4,181

		Israel — 0.6%
66		Bank Hapoalim BM (m)	354
63		Bank Leumi Le-Israel BM (a) (m)	242
97		Bezeq Israeli Telecommunication Corp., Ltd. (m)	168
—	(h)	Delek Group Ltd. (m)	80
23		Israel Chemicals Ltd. (m)	186
—	(h)	Israel Corp., Ltd. (The) (a) (m)	59
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
2		Mellanox Technologies Ltd. (a) (m)	66
6		Mizrahi Tefahot Bank Ltd. (m)	74
3		NICE Systems Ltd. (m)	119
42		Teva Pharmaceutical Industries Ltd. (m)	1,569
17		Teva Pharmaceutical Industries Ltd., ADR (m)	630

			3,547

		Italy — 7.0%
150		Assicurazioni Generali S.p.A. (m)	3,512
40		Atlantia S.p.A. (m)	867
902		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	285
266		Banco Popolare SC (a) (m)	528
280		Enel Green Power S.p.A. (m)	682
999		Enel S.p.A. (m)	4,410
425		Eni S.p.A. (m)	10,797
12		Exor S.p.A. (m)	463
142		Fiat S.p.A (a) (m)	1,112
71		Finmeccanica S.p.A. (a) (m)	523
1,804		Intesa Sanpaolo S.p.A. (m)	4,397
20		Luxottica Group S.p.A. (m)	1,096
1		Mediaset S.p.A. (a) (m)	7
75		Mediobanca S.p.A. (m)	687

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Italy — Continued
38	Pirelli & C. S.p.A. (m)	534
31	Prysmian S.p.A. (m)	756
43	Saipem S.p.A. (m)	1,015
274	Snam S.p.A. (m)	1,411
2,452	Telecom Italia S.p.A. (m)	2,393
215	Terna Rete Elettrica Nazionale S.p.A. (m)	1,066
616	UniCredit S.p.A. (m)	4,627
141	Unione di Banche Italiane ScpA (m)	971

		42,139

	Japan — 19.9%
40	77 Bank Ltd. (The) (m)	198
1	ABC-Mart, Inc. (m)	60
20	Acom Co., Ltd. (a) (m)	78
3	AEON Financial Service Co., Ltd. (m)	93
4	Aeon Mall Co., Ltd. (m)	111
7	Air Water, Inc. (m)	100
9	Aisin Seiki Co., Ltd. (m)	353
30	Ajinomoto Co., Inc. (m)	420
2	Alfresa Holdings Corp. (m)	115
17	Amada Co., Ltd. (m)	147
55	ANA Holdings, Inc. (m)	115
28	Aozora Bank Ltd. (m)	81
33	Asahi Glass Co., Ltd. (m)	206
18	Asahi Group Holdings Ltd. (m)	475
156	Asahi Kasei Corp. (m)	1,191
27	Astellas Pharma, Inc. (m)	1,488
15	Bank of Kyoto Ltd. (The) (m)	132
41	Bank of Yokohama Ltd. (The) (m)	226
3	Benesse Holdings, Inc. (m)	107
31	Bridgestone Corp. (m)	1,048
11	Brother Industries Ltd. (m)	130
3	Calbee, Inc. (m)	84
53	Canon, Inc. (m)	1,672
12	Casio Computer Co., Ltd. (m)	111
13	Central Japan Railway Co. (m)	1,621
50	Chiba Bank Ltd. (The) (m)	356
8	Chiyoda Corp. (m)	101
29	Chubu Electric Power Co., Inc. (m)	434
13	Chugai Pharmaceutical Co., Ltd. (m)	313
9	Chugoku Bank Ltd. (The) (m)	129
15	Chugoku Electric Power Co., Inc. (The) (m)	224
17	Coca-Cola West Co., Ltd. (m)	353
30	Cosmo Oil Co., Ltd. (a) (m)	53
8	Credit Saison Co., Ltd. (m)	214
37	Dai Nippon Printing Co., Ltd. (m)	392

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
13	Daicel Corp. (m)	113
14	Daido Steel Co., Ltd. (m)	81
10	Daihatsu Motor Co., Ltd. (m)	194
44	Dai-ichi Life Insurance Co., Ltd. (The) (m)	631
10	Daiichi Sankyo Co., Ltd. (m)	184
12	Daikin Industries Ltd. (m)	713
7	Dainippon Sumitomo Pharma Co., Ltd. (m)	94
23	Daiwa House Industry Co., Ltd. (m)	467
83	Daiwa Securities Group, Inc. (m)	762
5	Dena Co., Ltd. (m)	113
21	Denki Kagaku Kogyo KK (m)	90
23	Denso Corp. (m)	1,105
12	Dentsu, Inc. (m)	465
44	DMG Mori Seiki Co., Ltd. (m)	717
3	Don Quijote Co., Ltd. (m)	166
16	East Japan Railway Co. (m)	1,399
22	Electric Power Development Co., Ltd. (m)	703
6	FANUC Corp. (m)	1,018
3	Fast Retailing Co., Ltd. (m)	951
28	Fuji Electric Co., Ltd. (m)	126
30	Fuji Heavy Industries Ltd. (m)	820
21	FUJIFILM Holdings Corp. (m)	514
101	Fujitsu Ltd. (a) (m)	435
38	Fukuoka Financial Group, Inc. (m)	170
30	Furukawa Electric Co., Ltd. (m)	70
5	Gree, Inc. (m)	40
18	Gunma Bank Ltd. (The) (m)	102
21	Hachijuni Bank Ltd. (The) (m)	130
3	Hamamatsu Photonics KK (m)	123
47	Hankyu Hanshin Holdings, Inc. (m)	264
21	Hisamitsu Pharmaceutical Co., Inc. (m)	1,109
6	Hitachi Chemical Co., Ltd. (m)	84
3	Hitachi High-Technologies Corp. (m)	71
271	Hitachi Ltd. (m)	1,896
9	Hokkaido Electric Power Co., Inc. (a) (m)	110
9	Hokuriku Electric Power Co. (m)	124
76	Honda Motor Co., Ltd. (m)	3,027
20	Hoya Corp. (m)	472
11	Hulic Co., Ltd. (m)	181
5	Ibiden Co., Ltd. (m)	94
2	Idemitsu Kosan Co., Ltd. (m)	142
85	IHI Corp. (m)	360
64	Inpex Corp. (m)	744
21	Isetan Mitsukoshi Holdings Ltd. (m)	311
18	ITOCHU Corp. (m)	217
1	Itochu Techno-Solutions Corp. (m)	45

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
13		Iyo Bank Ltd. (The) (m)	136
23		J. Front Retailing Co., Ltd. (m)	180
3		Japan Airlines Co., Ltd. (m)	175
1		Japan Petroleum Exploration Co. (m)	49
—	(h)	Japan Retail Fund Investment Corp. (m)	194
16		Japan Steel Works Ltd. (The) (m)	89
48		Japan Tobacco, Inc. (m)	1,740
30		JFE Holdings, Inc. (m)	672
9		JSR Corp. (m)	164
10		JTEKT Corp. (m)	134
117		JX Holdings, Inc. (m)	580
41		Kajima Corp. (m)	173
10		Kamigumi Co., Ltd. (m)	91
30		Kansai Electric Power Co., Inc. (The) (a) (m)	375
11		Kansai Paint Co., Ltd. (m)	148
9		Kao Corp. (m)	303
95		Kawasaki Heavy Industries Ltd. (m)	372
25		KDDI Corp. (m)	1,365
23		Keikyu Corp. (m)	218
27		Keio Corp. (m)	187
14		Keisei Electric Railway Co., Ltd. (m)	145
8		Kikkoman Corp. (m)	143
6		Kinden Corp. (m)	68
69		Kintetsu Corp. (m)	252
44		Kirin Holdings Co., Ltd. (m)	639
5		Koito Manufacturing Co., Ltd. (m)	91
44		Komatsu Ltd. (m)	958
23		Konica Minolta, Inc. (m)	190
2		Kubota Corp. (m)	33
5		Kurita Water Industries Ltd. (m)	118
7		Kyocera Corp. (m)	339
53		Kyowa Hakko Kirin Co., Ltd. (m)	581
27		Kyushu Electric Power Co., Inc. (a) (m)	386
18		LIXIL Group Corp. (m)	411
—	(h)	M3, Inc. (m)	90
1		Mabuchi Motor Co., Ltd. (m)	58
7		Makita Corp. (m)	367
88		Marubeni Corp. (m)	688
59		Marui Group Co., Ltd. (m)	567
3		Maruichi Steel Tube Ltd. (m)	61
126		Mazda Motor Corp. (a) (m)	567
3		McDonald’s Holdings Co., Japan Ltd. (m)	86
7		Medipal Holdings Corp. (m)	90
3		Miraca Holdings, Inc. (m)	117
57		Mitsubishi Chemical Holdings Corp. (m)	267
66		Mitsubishi Corp. (m)	1,332

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
90		Mitsubishi Electric Corp. (m)	985
61		Mitsubishi Estate Co., Ltd. (m)	1,753
20		Mitsubishi Gas Chemical Co., Inc. (m)	162
144		Mitsubishi Heavy Industries Ltd. (m)	917
6		Mitsubishi Logistics Corp. (m)	79
51		Mitsubishi Materials Corp. (m)	201
592		Mitsubishi UFJ Financial Group, Inc. (m)	3,770
29		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	162
81		Mitsui & Co., Ltd. (m)	1,158
58		Mitsui Fudosan Co., Ltd. (m)	1,912
51		Mitsui OSK Lines Ltd. (m)	216
771		Mizuho Financial Group, Inc. (m)	1,618
26		MS&AD Insurance Group Holdings (m)	683
10		Murata Manufacturing Co., Ltd. (m)	787
5		Nabtesco Corp. (m)	129
9		Namco Bandai Holdings, Inc. (m)	166
86		NEC Corp. (m)	193
6		Nexon Co., Ltd. (m)	64
8		NGK Spark Plug Co., Ltd. (m)	193
8		NHK Spring Co., Ltd. (m)	79
5		Nidec Corp. (m)	473
11		Nikon Corp. (m)	209
—	(h)	Nippon Building Fund, Inc. (m)	297
39		Nippon Express Co., Ltd. (m)	195
8		Nippon Meat Packers, Inc. (m)	121
495		Nippon Steel & Sumitomo Metal Corp. (m)	1,634
21		Nippon Telegraph & Telephone Corp. (m)	1,076
108		Nippon Yusen KK (m)	330
32		Nishi-Nippon City Bank Ltd. (The) (m)	86
116		Nissan Motor Co., Ltd. (m)	1,166
2		Nitori Holdings Co., Ltd. (m)	159
14		Nitto Denko Corp. (m)	742
17		NKSJ Holdings, Inc. (m)	448
5		NOK Corp. (m)	83
169		Nomura Holdings, Inc. (m)	1,248
5		Nomura Real Estate Holdings, Inc. (m)	124
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	69
5		Nomura Research Institute Ltd. (m)	171
8		NTT Data Corp. (m)	256
71		NTT DOCOMO, Inc. (m)	1,131
6		NTT Urban Development Corp. (m)	70
32		Obayashi Corp. (m)	208
37		OJI Paper Co., Ltd. (m)	170
14		Olympus Corp. (a) (m)	450
14		Omron Corp. (m)	527
2		Oracle Corp. Japan (m)	77

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
51	ORIX Corp. (m)	882
88	Osaka Gas Co., Ltd. (m)	371
1	Otsuka Corp. (m)	104
34	Otsuka Holdings Co., Ltd. (m)	974
83	Panasonic Corp. (m)	850
97	Resona Holdings, Inc. (m)	504
24	Ricoh Co., Ltd. (m)	255
2	Rinnai Corp. (m)	116
8	Sanrio Co., Ltd. (m)	429
4	Santen Pharmaceutical Co., Ltd. (m)	188
12	SBI Holdings, Inc. (m)	141
11	Secom Co., Ltd. (m)	661
36	Sega Sammy Holdings, Inc. (m)	928
35	Seven & I Holdings Co., Ltd. (m)	1,306
26	Seven Bank Ltd. (m)	93
8	Shikoku Electric Power Co., Inc. (a) (m)	146
12	Shimadzu Corp. (m)	118
1	Shimamura Co., Ltd. (m)	124
6	Shimano, Inc. (m)	499
27	Shimizu Corp. (m)	136
11	Shin-Etsu Chemical Co., Ltd. (m)	634
74	Shinsei Bank Ltd. (m)	173
10	Shionogi & Co., Ltd. (m)	214
23	Shiseido Co., Ltd. (m)	396
69	Showa Denko KK (m)	94
9	Showa Shell Sekiyu KK (m)	94
3	SMC Corp. (m)	675
42	SoftBank Corp. (m)	3,143
55	Sojitz Corp. (m)	108
25	Sony Corp. (m)	439
9	Sony Financial Holdings, Inc. (m)	159
7	Stanley Electric Co., Ltd. (m)	158
6	Sumco Corp. (m)	56
88	Sumitomo Corp. (m)	1,151
38	Sumitomo Electric Industries Ltd. (m)	577
27	Sumitomo Heavy Industries Ltd. (m)	118
24	Sumitomo Metal Mining Co., Ltd. (m)	334
63	Sumitomo Mitsui Financial Group, Inc. (m)	3,026
153	Sumitomo Mitsui Trust Holdings, Inc. (m)	756
19	Sumitomo Realty & Development Co., Ltd. (m)	912
8	Sumitomo Rubber Industries Ltd. (m)	111
22	Suzuken Co., Ltd. (m)	798
26	Suzuki Motor Corp. (m)	649
4	Sysmex Corp. (m)	232
26	T&D Holdings, Inc. (m)	315
54	Taiheiyo Cement Corp. (m)	229

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
2	Taisho Pharmaceutical Holdings Co., Ltd. (m)	124
11	Taiyo Nippon Sanso Corp. (m)	75
12	Takashimaya Co., Ltd. (m)	115
37	Takeda Pharmaceutical Co., Ltd. (m)	1,758
7	Terumo Corp. (m)	347
6	THK Co., Ltd. (m)	127
67	Tobu Railway Co., Ltd. (m)	349
5	Toho Co., Ltd. (m)	108
20	Toho Gas Co., Ltd. (m)	104
30	Tohoku Electric Power Co., Inc. (a) (m)	358
19	Tokio Marine Holdings, Inc. (m)	610
8	Tokyo Electron Ltd. (m)	424
184	Tokyo Gas Co., Ltd. (m)	998
14	TonenGeneral Sekiyu KK (m)	130
27	Toppan Printing Co., Ltd. (m)	215
191	Toshiba Corp. (m)	811
7	Toyo Suisan Kaisha Ltd. (m)	223
3	Toyoda Gosei Co., Ltd. (m)	76
3	Toyota Boshoku Corp. (m)	40
11	Toyota Industries Corp. (m)	468
113	Toyota Motor Corp. (m)	7,295
14	Toyota Tsusho Corp. (m)	400
3	Tsumura & Co. (m)	91
4	Unicharm Corp. (m)	270
6	Ushio, Inc. (m)	69
11	USS Co., Ltd. (m)	158
7	West Japan Railway Co. (m)	305
44	Yamada Denki Co., Ltd. (m)	122
9	Yamaguchi Financial Group, Inc. (m)	85
8	Yamaha Corp. (m)	115
13	Yamaha Motor Co., Ltd. (m)	204
17	Yamato Holdings Co., Ltd. (m)	371
2	Yamato Kogyo Co., Ltd. (m)	70
11	Yaskawa Electric Corp. (m)	142
10	Yokogawa Electric Corp. (m)	128

		119,075

	Luxembourg — 0.4%
45	ArcelorMittal (m)	717
1	Millicom International Cellular S.A., SDR, (m)	122
2	SES S.A. (m)	59
77	Tenaris S.A. (m)	1,808

		2,706

	Mexico — 0.6%
80	Alfa S.A.B. de C.V., Class A (m)	221
926	America Movil S.A.B. de C.V., Series L, (m)	994

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Mexico — Continued
241	Cemex S.A.B. de C.V. (a) (m)	256
57	Fomento Economico Mexicano S.A.B. de C.V. (m)	536
65	Grupo Bimbo S.A.B. de C.V., Series A, (m)	218
12	Grupo Carso S.A.B. de C.V., Series A1, (m)	67
116	Grupo Mexico S.A.B. de C.V., Series B, (m)	367
72	Grupo Televisa S.A.B. (m)	440
62	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	190
12	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	32
140	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	363

		3,684

	Netherlands — 3.4%
96	Aegon N.V. (m)	765
12	Akzo Nobel N.V. (m)	850
16	ASML Holding N.V. (m)	1,559
7	Delta Lloyd N.V. (m)	158
3	Fugro N.V., CVA (m)	206
3	Heineken N.V. (m)	203
213	ING Groep N.V., CVA (a) (m)	2,706
48	Koninklijke Ahold N.V. (m)	906
3	Koninklijke Boskalis Westminster N.V. (m)	152
2	Koninklijke DSM N.V. (m)	162
174	Koninklijke KPN N.V. (a) (m)	557
58	Koninklijke Philips N.V. (m)	2,053
1	Koninklijke Vopak N.V. (m)	56
18	QIAGEN N.V. (a) (m)	411
2	Randstad Holding N.V. (m)	105
9	Reed Elsevier N.V. (m)	175
100	Royal Dutch Shell plc, Class A (m)	3,342
52	Royal Dutch Shell plc, Class B (m)	1,816
16	TNT Express N.V. (m)	152
85	Unilever N.V., CVA (m)	3,390
18	Wolters Kluwer N.V. (m)	490
7	Ziggo N.V. (m)	311

		20,525

	New Zealand — 0.5%
206	Auckland International Airport Ltd. (m)	584
81	Contact Energy Ltd. (m)	350
135	Fletcher Building Ltd. (m)	1,113
382	Telecom Corp. of New Zealand Ltd. (m)	742

		2,789

	Norway — 1.4%
12	Aker Solutions ASA (m)	162
81	DNB ASA (m)	1,432

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — Continued
18	Gjensidige Forsikring ASA (m)	337
33	Norsk Hydro ASA (m)	148
63	Orkla ASA (m)	509
68	Statoil ASA (m)	1,609
138	Telenor ASA (m)	3,312
14	Yara International ASA (m)	618

		8,127

	Philippines — 0.7%
28	Ayala Corp. (m)	391
754	Ayala Land, Inc. (m)	513
144	Bank of the Philippine Islands (m)	333
123	BDO Unibank, Inc. (m)	231
6	Globe Telecom, Inc. (m)	240
126	Jollibee Foods Corp. (m)	518
56	Manila Electric Co. (m)	391
7	Philippine Long Distance Telephone Co. (m)	458
34	SM Investments Corp. (m)	670
1,109	SM Prime Holdings, Inc. (m)	491

		4,236

	Portugal — 1.1%
419	Banco Espirito Santo S.A. (a) (m)	550
808	EDP - Energias de Portugal S.A. (m)	2,974
86	Galp Energia SGPS S.A., Class B (m)	1,462
50	Jeronimo Martins SGPS S.A. (m)	915
142	Portugal Telecom SGPS S.A. (m)	641

		6,542

	Singapore — 0.7%
138	CapitaMalls Asia Ltd. (m)	224
12	City Developments Ltd. (m)	100
46	ComfortDelgro Corp., Ltd. (m)	71
44	DBS Group Holdings Ltd. (m)	592
71	Genting Singapore plc (m)	87
54	Global Logistic Properties Ltd. (m)	134
173	Golden Agri-Resources Ltd. (m)	84
125	Hutchison Port Holdings Trust, Class U (m)	91
3	Jardine Cycle & Carriage Ltd. (m)	92
28	Keppel Corp., Ltd. (m)	247
18	Keppel Land Ltd. (m)	54
43	Olam International Ltd. (m)	53
61	Oversea-Chinese Banking Corp., Ltd. (m)	513
23	Sembcorp Industries Ltd. (m)	98
22	Sembcorp Marine Ltd. (m)	80
18	Singapore Airlines Ltd. (m)	152
24	Singapore Exchange Ltd. (m)	142

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Singapore — Continued
43		Singapore Press Holdings Ltd. (m)	148
40		Singapore Technologies Engineering Ltd. (m)	136
188		Singapore Telecommunications Ltd. (m)	569
15		StarHub Ltd. (m)	54
32		United Overseas Bank Ltd. (m)	532
11		UOL Group Ltd. (m)	57
54		Wilmar International Ltd. (m)	150

			4,460

		South Africa — 0.7%
1		Anglo American Platinum Ltd. (a) (m)	28
4		AngloGold Ashanti Ltd. (m)	65
7		Barclays Africa Group Ltd. (m)	107
7		Bidvest Group Ltd. (m)	183
72		FirstRand Ltd. (m)	259
16		Gold Fields Ltd. (m)	72
13		Impala Platinum Holdings Ltd. (m)	160
34		MTN Group Ltd. (m)	682
9		Naspers Ltd., Class N (m)	824
32		PPC Ltd. (m)	102
44		Sanlam Ltd. (m)	236
12		Sasol Ltd. (m)	624
10		Shoprite Holdings Ltd. (m)	179
13		Sibanye Gold Ltd. (m)	19
20		Standard Bank Group Ltd. (m)	257
32		Steinhoff International Holdings Ltd. (a) (m)	125
5		Tiger Brands Ltd. (m)	146

			4,068

		South Korea — 0.7%
2		Daelim Industrial Co., Ltd. (m)	194
7		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	212
1		E-Mart Co., Ltd. (m)	137
1		Hyundai Mobis (m)	275
1		Hyundai Motor Co. (m)	273
4		KB Financial Group, Inc. (m)	154
1		LG Chem Ltd. (m)	392
3		LG Electronics, Inc. (m)	212
1		POSCO (m)	243
1		Samsung Electronics Co., Ltd. (m)	1,211
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	395
5		Shinhan Financial Group Co., Ltd. (m)	232
—	(h)	Shinsegae Co., Ltd. (m)	39
7		SK Hynix, Inc. (a) (m)	222
1		SK Innovation Co., Ltd. (m)	99
1		SK Telecom Co., Ltd. (m)	170

			4,460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — 5.9%
19	Abertis Infraestructuras S.A. (m)	412
1	Acciona S.A. (m)	69
14	ACS Actividades de Construccion y Servicios S.A. (m)	449
24	Amadeus IT Holding S.A., Class A (m)	906
451	Banco Bilbao Vizcaya Argentaria S.A. (m)	5,271
178	Banco de Sabadell S.A. (m)	456
54	Banco Popular Espanol S.A. (a) (m)	307
934	Banco Santander S.A. (a) (m)	8,284
229	Distribuidora Internacional de Alimentacion S.A. (m)	2,088
8	Enagas S.A. (m)	207
35	Ferrovial S.A. (m)	669
30	Gas Natural SDG S.A. (m)	717
7	Grifols S.A. (m)	302
522	Iberdrola S.A. (m)	3,277
19	Inditex S.A. (m)	3,096
9	Red Electrica Corp. S.A. (m)	577
73	Repsol S.A. (m)	1,959
334	Telefonica S.A. (m)	5,882
12	Zardoya Otis S.A. (m)	202

		35,130

	Sweden — 1.6%
8	Atlas Copco AB, Class B (m)	209
7	Boliden AB (m)	95
6	Electrolux AB, Series B, (m)	142
6	Hexagon AB, Class B (m)	172
10	Husqvarna AB, Class B (m)	57
3	Industrivarden AB, Class C (m)	60
5	Investment AB Kinnevik, Class B (m)	191
14	Investor AB, Class B (m)	435
6	Lundin Petroleum AB (a) (m)	114
271	Nordea Bank AB (m)	3,464
5	Ratos AB, Class B (m)	42
29	Sandvik AB (m)	394
7	Scania AB, Class B (m)	133
9	Securitas AB, Class B (m)	97
42	Skandinaviska Enskilda Banken AB, Class A (m)	507
7	Skanska AB, Class B (m)	137
11	SKF AB, Class B (m)	292
16	Svenska Cellulosa AB SCA, Class B (m)	455
14	Svenska Handelsbanken AB, Class A (m)	634
79	Telefonaktiebolaget LM Ericsson, Class B (m)	947
54	TeliaSonera AB (m)	447
39	Volvo AB, Class B (m)	495

		9,519

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — 2.8%
24		ABB Ltd. (a) (m)	603
1		Actelion Ltd. (a) (m)	86
—	(h)	Aryzta AG (a) (m)	11
—	(h)	Banque Cantonale Vaudoise (m)	24
—	(h)	Barry Callebaut AG (a) (m)	24
6		Cie Financiere Richemont S.A., Class A (m)	582
16		Credit Suisse Group AG (a) (m)	509
—	(h)	EMS-Chemie Holding AG (m)	41
—	(h)	Geberit AG (m)	87
—	(h)	Givaudan S.A. (a) (m)	132
148		Glencore Xstrata plc (a) (m)	803
22		Holcim Ltd. (a) (m)	1,608
2		Julius Baer Group Ltd. (a) (m)	114
—	(h)	Kuehne & Nagel International AG (m)	54
—	(h)	Lindt & Spruengli AG (m)	50
38		Nestle S.A. (m)	2,714
35		Novartis AG (m)	2,725
—	(h)	Pargesa Holding S.A. (m)	24
—	(h)	Partners Group Holding AG (m)	46
8		Roche Holding AG (m)	2,240
—	(h)	SGS S.A. (m)	133
1		Sonova Holding AG (a) (m)	77
—	(h)	Sulzer AG (m)	31
1		Swatch Group AG (The) (m)	260
—	(h)	Swiss Life Holding AG (a) (m)	69
29		Swiss Re AG (a) (m)	2,531
—	(h)	Swisscom AG (m)	105
4		Transocean Ltd. (m)	181
46		UBS AG (a) (m)	890
4		Wolseley plc (m)	207

			16,961

		Taiwan — 0.6%
19		Asustek Computer, Inc. (m)	141
135		Cathay Financial Holding Co., Ltd. (m)	203
215		China Steel Corp. (m)	187
22		Chunghwa Telecom Co., Ltd. (m)	71
196		CTBC Financial Holding Co., Ltd. (m)	133
143		Far Eastern New Century Corp. (m)	165
69		Formosa Plastics Corp. (m)	187
109		Hon Hai Precision Industry Co., Ltd. (m)	276
6		HTC Corp. (m)	30
21		MediaTek, Inc. (m)	288
66		Nan Ya Plastics Corp. (m)	150
89		Pegatron Corp. (m)	124
87		Quanta Computer, Inc. (m)	206
470		Taishin Financial Holding Co., Ltd. (m)	237

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — Continued
91	Taiwan Cement Corp. (m)	132
49	Taiwan Mobile Co., Ltd. (m)	168
153	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	565
195	United Microelectronics Corp. (m)	83

		3,346

	Thailand — 0.6%
32	Advanced Info Service PCL (m)	263
37	Bangkok Bank PCL (m)	244
141	Banpu PCL (m)	131
186	Charoen Pokphand Foods PCL (m)	145
85	Kasikornbank PCL (m)	532
275	Krung Thai Bank PCL (m)	180
84	PTT Exploration & Production PCL (m)	455
93	PTT Global Chemical PCL (m)	233
41	PTT PCL (m)	412
27	Siam Cement PCL (The) (m)	375
96	Siam Commercial Bank PCL (The) (m)	509
32	Thai Oil PCL (m)	64

		3,543

	Turkey — 0.5%
107	Akbank TAS (m)	418
15	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	194
10	BIM Birlesik Magazalar A.S. (m)	214
114	Eregli Demir ve Celik Fabrikalari TAS (m)	157
42	Haci Omer Sabanci Holding A.S. (m)	197
31	KOC Holding A.S. (m)	152
9	Tupras Turkiye Petrol Rafinerileri A.S. (m)	206
66	Turkcell Iletisim Hizmetleri A.S. (a) (m)	408
141	Turkiye Garanti Bankasi A.S. (m)	565
27	Turkiye Halk Bankasi A.S. (m)	219
91	Turkiye Is Bankasi, Class C (m)	249
66	Yapi ve Kredi Bankasi A.S. (m)	152

		3,131

	United Kingdom — 8.1%
14	3i Group plc (m)	84
12	Aberdeen Asset Management plc (m)	83
22	Anglo American plc (m)	530
6	Antofagasta plc (m)	76
15	ARM Holdings plc (m)	236
57	Associated British Foods plc (m)	2,059
20	AstraZeneca plc (m)	1,051
208	Barclays plc (m)	874
54	BG Group plc (m)	1,103
34	BHP Billiton plc (m)	1,038

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
303	BP plc (m)	2,352
51	British American Tobacco plc (m)	2,810
126	BT Group plc (m)	765
6	Burberry Group plc (m)	154
83	Centrica plc (m)	471
139	CNH Industrial N.V. (a) (m)	1,648
14	Cobham plc (m)	66
2	Croda International plc (m)	76
81	Diageo plc (m)	2,591
113	Domino’s Pizza Group plc (m)	1,062
4	Eurasian Natural Resources Corp. plc (a) (m)	14
5	Evraz plc (a) (m)	9
79	GlaxoSmithKline plc (m)	2,087
3	Hargreaves Lansdown plc (m)	64
274	HSBC Holdings plc (m)	2,998
8	ICAP plc (m)	46
6	Inmarsat plc (m)	74
43	InterContinental Hotels Group plc (m)	1,240
8	Investec plc (m)	54
919	ITV plc (m)	2,811
17	J Sainsbury plc (m)	111
3	Johnson Matthey plc (m)	139
3	Kazakhmys plc (m)	12
33	Kingfisher plc (m)	197
755	Lloyds Banking Group plc (a) (m)	933
2	London Stock Exchange Group plc (m)	64
22	Marks & Spencer Group plc (m)	178
11	Meggitt plc (m)	102
14	Pearson plc (m)	294
4	Petrofac Ltd. (m)	83
86	Prudential plc (m)	1,760
1	Randgold Resources Ltd. (m)	88
11	Rexam plc (m)	89
21	Rio Tinto plc (m)	1,080
30	Rolls-Royce Holdings plc (a) (m)	554
29	Royal Bank of Scotland Group plc (a) (m)	171
47	SABMiller plc (m)	2,443
175	Salamander Energy plc (a) (m)	301
2	Schroders plc (m)	65
12	Smith & Nephew plc (m)	158
16	SSE plc (m)	370
34	Standard Chartered plc (m)	821
10	Subsea 7 S.A. (m)	212
99	Tate & Lyle plc (m)	1,252
120	Tesco plc (m)	699
13	Tullow Oil plc (m)	191
783	Vodafone Group plc (m)	2,866

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
98	WH Smith plc (m)	1,410
39	Whitbread plc (m)	2,134
144	WM Morrison Supermarkets plc (m)	648
22	WPP plc (m)	465

		48,416

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (a) (m)	51

	Total Common Stocks (Cost $338,941)	560,470

Preferred Stocks — 1.9%
	Brazil — 0.5%
29	Banco Bradesco S.A. (Preference Shares) (m)	414
6	Cia de Bebidas das Americas (m)	238
6	Cia Energetica de Minas Gerais (m)	55
69	Itau Unibanco Holding S.A. (m)	1,068
52	Petroleo Brasileiro S.A. (m)	478
36	Vale S.A. (m)	530

		2,783

	Chile — 0.0% (g)
6	Sociedad Quimica y Minera de Chile S.A., Class B (m)	161

	Germany — 1.3%
3	Bayerische Motoren Werke AG (m)	230
35	Henkel AG & Co. KGaA (m)	3,825
10	Porsche Automobil Holding SE (m)	948
2	RWE AG (m)	56
10	Volkswagen AG (m)	2,503

		7,562

	Italy — 0.1%
970	Telecom Italia S.p.A. (m)	759

	United Kingdom — 0.0% (g)
2,588	Rolls-Royce Holdings plc (a) (m)	4

	Total Preferred Stocks (Cost $5,904)	11,269

Short-Term Investment — 3.2%
	Investment Company — 3.2%
19,452	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $19,452)	19,452

	Total Investments — 98.7% (Cost $364,297)	591,191
	Other Assets in Excess of Liabilities — 1.3%	7,785

	NET ASSETS — 100.0%	$598,976

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	7.1
Pharmaceuticals	6.4
Insurance	5.1
Automobiles	4.7
Diversified Telecommunication Services	4.1
Chemicals	3.7
Electric Utilities	3.1
Metals & Mining	2.8
Beverages	2.5
Machinery	2.5
Food Products	2.3
Wireless Telecommunication Services	2.1
Food & Staples Retailing	2.1
Industrial Conglomerates	2.0
Hotels, Restaurants & Leisure	1.7
Real Estate Management & Development	1.6

INDUSTRY	PERCENTAGE
Auto Components	1.6%
Diversified Financial Services	1.5
Capital Markets	1.4
Construction Materials	1.2
Media	1.2
Software	1.2
Specialty Retail	1.2
Electrical Equipment	1.1
Textiles, Apparel & Luxury Goods	1.1
Trading Companies & Distributors	1.0
Multi-Utilities	1.0
Road & Rail	1.0
Aerospace & Defense	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	12.6
Short-Term Investments	3.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
52	TOPIX Index	12/12/13	$6,343	$96
52	SPI 200 Index	12/19/13	6,655	215
147	Dow Jones Euro STOXX 50 Index	12/20/13	6,105	356
38	FTSE 100 Index	12/20/13	4,088	55

				$722

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Australia — 2.1%
655	Australia & New Zealand Banking Group Ltd. (m)	20,970
2,014	Goodman Group (m)	9,625

		30,595

	Belgium — 1.3%
121	Solvay S.A. (m)	18,961

	Canada — 1.2%
920	First Quantum Minerals Ltd. (m)	17,455

	China — 1.1%
3,052	China Shenhua Energy Co., Ltd., Class H (m)	9,282
1,006	ENN Energy Holdings Ltd. (m)	5,965

		15,247

	Denmark — 1.7%
465	Danske Bank A/S (a) (m)	10,858
78	Novo Nordisk A/S, Class B (m)	12,999

		23,857

	Finland — 1.1%
244	Afarak Group OYJ (a) (i)	116
819	Stora Enso OYJ, Class R (m)	7,601
526	UPM-Kymmene OYJ (m)	8,354

		16,071

	France — 11.2%
718	AXA S.A. (m)	17,897
287	BNP Paribas S.A. (m)	21,138
392	Cie de St-Gobain (m)	20,588
293	Electricite de France S.A. (m)	10,257
389	GDF Suez (m)	9,637
227	Schneider Electric S.A. (m)	19,091
230	Sodexo (m)	22,318
513	Suez Environnement Co. (m)	8,941
65	Unibail-Rodamco SE (m)	17,024
140	Valeo S.A. (m)	13,897

		160,788

	Germany — 9.7%
126	Allianz SE (m)	21,149
205	BASF SE (m)	21,305
265	Bayer AG (m)	32,867
108	Continental AG (m)	19,810
284	Deutsche Bank AG (m)	13,714
128	Deutsche Boerse AG (m)	9,623
267	SAP AG (m)	20,926

		139,394

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 4.3%
7,237	Belle International Holdings Ltd. (m)	10,204
2,922	China Overseas Land & Investment Ltd. (m)	9,055
1,386	Hutchison Whampoa Ltd. (m)	17,270
2,143	Sands China Ltd. (m)	15,236
1,129	Wharf Holdings Ltd. (m)	9,501

		61,266

	Ireland — 0.8%
259	Shire plc (m)	11,471

	Italy — 0.9%
568	Assicurazioni Generali S.p.A. (m)	13,290

	Japan — 19.1%
314	Daikin Industries Ltd. (m)	18,071
118	East Japan Railway Co. (m)	10,207
2,073	Hitachi Ltd. (m)	14,501
609	Honda Motor Co., Ltd. (m)	24,311
158	Japan Airlines Co., Ltd. (m)	9,253
674	Japan Tobacco, Inc. (m)	24,373
2,614	Kawasaki Heavy Industries Ltd. (m)	10,214
318	Mitsubishi Estate Co., Ltd. (m)	9,088
3,686	Mitsubishi UFJ Financial Group, Inc. (m)	23,471
153	Nitto Denko Corp. (m)	7,997
1,327	Nomura Holdings, Inc. (m)	9,800
267	Nomura Research Institute Ltd. (m)	8,965
1,207	Sekisui Chemical Co., Ltd. (m)	14,024
525	Seven & I Holdings Co., Ltd. (m)	19,441
929	Sumitomo Electric Industries Ltd. (m)	13,913
483	Sumitomo Mitsui Financial Group, Inc. (m)	23,361
391	Toyota Motor Corp. (m)	25,339
364	Yamato Holdings Co., Ltd. (m)	7,830

		274,159

	Netherlands — 4.7%
235	ASML Holding N.V. (m)	22,295
639	Royal Dutch Shell plc, Class A (m)	21,279
603	Unilever N.V., CVA (m)	23,904

		67,478

	South Korea — 1.6%
31	LG Chem Ltd. (m)	8,635
11	Samsung Electronics Co., Ltd. (m)	14,672

		23,307

	Spain — 1.0%
566	Repsol S.A. (m)	15,163

	Sweden — 3.3%
506	Electrolux AB, Series B, (m)	12,480

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Sweden — Continued
684	Swedbank AB, Class A (m)	17,805
1,476	Telefonaktiebolaget LM Ericsson, Class B (m)	17,659

		47,944

	Switzerland — 9.3%
215	Cie Financiere Richemont S.A., Class A (m)	21,935
477	Novartis AG (m)	37,006
136	Roche Holding AG (m)	37,588
161	Swiss Re AG (a) (m)	14,141
1,170	UBS AG (a) (m)	22,636

		133,306

	Taiwan — 0.5%
1,397	Hon Hai Precision Industry Co., Ltd., Reg.S, GDR (m)	6,931

	United Kingdom — 20.9%
1,336	BG Group plc (m)	27,256
485	British American Tobacco plc (m)	26,783
2,691	BT Group plc (m)	16,282
1,641	Centrica plc (m)	9,284
498	Diageo plc (m)	15,868
3,488	HSBC Holdings plc (m)	38,236
762	InterContinental Hotels Group plc (m)	22,214
2,505	Kingfisher plc (m)	15,152
626	Pearson plc (m)	13,096
253	Persimmon plc (a) (m)	5,125
427	Petrofac Ltd. (m)	10,005
1,183	Prudential plc (m)	24,184

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
326	Rio Tinto plc (m)	16,491
346	SABMiller plc (m)	18,044
701	Tullow Oil plc (m)	10,597
8,848	Vodafone Group plc (m)	32,409

		301,026

	Total Common Stocks (Cost $1,146,177)	1,377,709

Preferred Stocks — 2.1%
	Germany — 2.1%
124	Henkel AG & Co. KGaA (m)	13,419
66	Volkswagen AG (m)	16,648

	Total Preferred Stocks (Cost $18,365)	30,067

Short-Term Investment — 1.4%
	Investment Company — 1.4%
19,578	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $19,578)	19,578

	Total Investments — 99.3% (Cost $1,184,120)	1,427,354
	Other Assets in Excess of Liabilities — 0.7%	10,413

	NET ASSETS — 100.0%	$1,437,767

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.9%
Pharmaceuticals	9.2
Insurance	6.4
Oil, Gas & Consumable Fuels	5.9
Automobiles	4.6
Hotels, Restaurants & Leisure	4.2
Chemicals	4.0
Tobacco	3.6
Capital Markets	3.2
Building Products	2.7
Semiconductors & Semiconductor Equipment	2.6
Metals & Mining	2.4
Beverages	2.4
Auto Components	2.4
Electrical Equipment	2.3
Wireless Telecommunication Services	2.3

INDUSTRY	PERCENTAGE
Household Durables	2.2%
Multi-Utilities	2.0
Real Estate Management & Development	1.9
Real Estate Investment Trusts (REITs)	1.9
Specialty Retail	1.8
Food Products	1.7
Textiles, Apparel & Luxury Goods	1.5
Electronic Equipment, Instruments & Components	1.5
Software	1.5
Food & Staples Retailing	1.4
Communications Equipment	1.2
Industrial Conglomerates	1.2
Diversified Telecommunication Services	1.1
Paper & Forest Products	1.1
Others (each less than 1.0%)	7.5
Short-Term Investment	1.4

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
3,253,492	CHF
2,233,084	for GBP	Merrill Lynch International	11/06/13	$3,581	#	$3,586	#	$5
2,261,024	EUR
1,968,755	for GBP	Citibank, N.A.	11/06/13	3,157	#	3,070	#	(87)
2,180,063	EUR
283,539,251	for JPY	BNP Paribas	11/06/13	2,883	#	2,960	#	77
2,778,290	GBP
33,687,700	for HKD	Credit Suisse International	11/06/13	4,346	#	4,455	#	109
340,077,695	JPY
3,591,940	for CAD	Credit Suisse International	11/06/13	3,444	#	3,458	#	14
75,091,974	AUD	Australia and New Zealand Banking Group Limited	11/06/13	67,617		70,963		3,346
7,226,027	AUD	BNP Paribas	11/06/13	6,770		6,829		59
4,849,544	AUD	Credit Suisse International	11/06/13	4,414		4,583		169
1,374,674	CHF	Credit Suisse International	11/06/13	1,487		1,515		28
16,994,614	CHF	Westpac Banking Corp.	11/06/13	18,531		18,730		199
12,977,808	EUR	BNP Paribas	11/06/13	17,559		17,621		62
16,860,747	EUR	Credit Suisse International	11/06/13	22,493		22,893		400
7,832,476	EUR	Royal Bank of Scotland	11/06/13	10,528		10,635		107
2,366,675	EUR	TD Bank Financial Group	11/06/13	3,134		3,213		79
2,062,667	EUR	Union Bank of Switzerland AG	11/06/13	2,783		2,800		17
2,004,012	GBP	Barclays Bank plc	11/06/13	3,077		3,213		136
10,848,098	GBP	BNP Paribas	11/06/13	17,573		17,393		(180)
7,143,149	GBP	Citibank, N.A.	11/06/13	11,410		11,453		43
1,916,365	GBP	Commonwealth Bank of Australia	11/06/13	3,061		3,073		12
1,724,477	GBP	Credit Suisse International	11/06/13	2,774		2,765		(9)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,995,200	GBP	HSBC Bank, N.A.	11/06/13	$3,130	$3,199	$69
2,260,472	GBP	Royal Bank of Scotland	11/06/13	3,607	3,624	17
6,507,999	GBP	State Street Corp.	11/06/13	10,165	10,435	270
1,749,876	GBP	Westpac Banking Corp.	11/06/13	2,787	2,806	19
3,236,512	GBP	Citibank, N.A.	02/04/14	5,195	5,186	(9)
27,394,096	HKD	State Street Corp.	11/06/13	3,533	3,533	— (h)
538,488,595	JPY	Australia and New Zealand Banking Group Limited	11/06/13	5,493	5,476	(17)
1,506,944,399	JPY	BNP Paribas	11/06/13	15,299	15,326	27
1,793,232,345	JPY	Citibank, N.A.	11/06/13	18,256	18,237	(19)
268,577,243	JPY	Credit Suisse International	11/06/13	2,772	2,732	(40)
327,944,525	JPY	Goldman Sachs International	11/06/13	3,344	3,335	(9)
399,402,284	JPY	State Street Corp.	11/06/13	4,113	4,062	(51)
517,329,707	JPY	Union Bank of Switzerland AG	11/06/13	5,288	5,261	(27)
563,633,542	JPY	Westpac Banking Corp.	11/06/13	5,682	5,732	50
2,706,260,109	JPY	State Street Corp.	02/04/14	27,560	27,539	(21)
50,268,235	NOK	Barclays Bank plc	11/06/13	8,432	8,444	12
11,021,062	NOK	Credit Suisse International	11/06/13	1,859	1,851	(8)
25,146,406	SGD	Goldman Sachs International	11/06/13	19,802	20,244	442
				$356,939	$362,230	$5,291

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,276,731	CAD	State Street Corp.	11/06/13	$4,142	$4,101	$41
6,096,405	CAD	Union Bank of Switzerland AG	11/06/13	5,920	5,847	73
6,044,868	CHF	Australia and New Zealand Banking Group Limited	11/06/13	6,685	6,663	22
2,839,156	CHF	Goldman Sachs International	11/06/13	3,039	3,129	(90)
10,955,871	CHF	State Street Corp.	11/06/13	12,071	12,075	(4)
6,601,728	CHF	Union Bank of Switzerland AG	11/06/13	7,254	7,276	(22)
3,425,502	CHF	Westpac Banking Corp.	11/06/13	3,682	3,775	(93)
24,162,319	DKK	BNP Paribas	02/04/14	4,481	4,402	79
25,872,481	DKK	State Street Corp.	02/04/14	4,787	4,713	74
18,371,072	DKK	Union Bank of Switzerland AG	02/04/14	3,403	3,347	56
14,933,737	EUR	Australia and New Zealand Banking Group Limited	11/06/13	20,196	20,276	(80)
29,064,212	EUR	Citibank, N.A.	11/06/13	38,777	39,462	(685)
11,758,297	EUR	Goldman Sachs International	11/06/13	15,738	15,965	(227)
2,401,963	EUR	Royal Bank of Canada	11/06/13	3,245	3,261	(16)
7,017,002	EUR	State Street Corp.	11/06/13	9,634	9,528	106
2,751,823	EUR	Union Bank of Switzerland AG	11/06/13	3,735	3,737	(2)
2,626,208	EUR	Citibank, N.A.	02/04/14	3,615	3,566	49
9,030,557	GBP	Australia and New Zealand Banking Group Limited	11/06/13	14,639	14,479	160
17,753,965	GBP	Citibank, N.A.	11/06/13	27,173	28,467	(1,294)
4,371,509	GBP	Goldman Sachs International	11/06/13	6,864	7,009	(145)
9,631,219	GBP	State Street Corp.	11/06/13	15,561	15,442	119
30,329,229	HKD	Australia and New Zealand Banking Group Limited	11/06/13	3,911	3,911	— (h)
233,716,300	HKD	TD Bank Financial Group	11/06/13	30,145	30,146	(1)
642,111,587	JPY	Australia and New Zealand Banking Group Limited	11/06/13	6,408	6,530	(122)
1,489,322,192	JPY	Goldman Sachs International	11/06/13	15,229	15,146	83
2,904,248,709	JPY	State Street Corp.	11/06/13	29,573	29,536	37

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
936,408,596	JPY	Westpac Banking Corp.	11/06/13	$9,595	$9,523	$72
425,003,520	JPY	Credit Suisse International	02/04/14	4,344	4,325	19
316,153,434	JPY	State Street Corp.	02/04/14	3,232	3,218	14
28,165,515	SEK	Barclays Bank plc	11/06/13	4,294	4,346	(52)
				$321,372	$323,201	$(1,829)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/13 of the currency being sold, and the value at 10/31/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
		Belgium — 1.5%
1		Anheuser-Busch InBev N.V. (m)	64

		Canada — 4.7%
1		Canadian National Railway Co. (m)	96
3		Suncor Energy, Inc. (m)	105

			201

		France — 11.7%
2		Accor S.A. (m)	93
2		European Aeronautic Defence and Space Co. N.V. (m)	110
1		Kering (m)	120
1		Sanofi (m)	98
1		Schneider Electric S.A. (m)	82

			503

		Germany — 10.2%
1		Allianz SE (m)	90
3		Deutsche Post AG (m)	98
1		Fresenius SE & Co. KGaA (m)	86
1		Henkel AG & Co. KGaA (m)	85
1		SAP AG (m)	81

			440

		Hong Kong — 4.6%
8		Cheung Kong Holdings Ltd. (m)	125
10		Sands China Ltd. (m)	74

			199

		India — 2.2%
3		HDFC Bank Ltd., ADR (m)	95

		Japan — 11.2%
1		East Japan Railway Co. (m)	87
2		Japan Tobacco, Inc. (m)	87
3		Komatsu Ltd. (m)	68
1		Nitto Denko Corp. (m)	68
2		Toyota Motor Corp. (m)	117
11		Yahoo! Japan Corp. (m)	53

			480

		Russia — 1.9%
7		Sberbank of Russia, ADR (m)	84

		South Africa — 1.0%
1		Tiger Brands Ltd. (m)	42

		South Korea — 4.4%
—	(h)	Hyundai Mobis (m)	88
—	(h)	Samsung Electronics Co., Ltd., Reg. S., GDR (m)	100

			188

SHARES		SECURITY DESCRIPTION	VALUE($)

		Spain — 3.8%
6		Atresmedia Corp de Medios de Comunicaion S.A. (m)	93
6		Banco Bilbao Vizcaya Argentaria S.A. (m)	72

			165

		Sweden — 2.2%
3		Svenska Cellulosa AB SCA, Class B (m)	93

		Switzerland — 10.7%
1		Cie Financiere Richemont S.A. (m)	141
1		Novartis AG (m)	81
—	(h)	Roche Holding AG (m)	128
6		UBS AG (a) (m)	110

			460

		United Kingdom — 26.3%
4		BG Group plc (m)	89
32		Home Retail Group plc (m)	102
12		HSBC Holdings plc (m)	127
8		International Consolidated Airlines Group S.A. (a) (m)	45
2		Intertek Group plc (m)	84
9		Meggitt plc (m)	87
7		Partnership Assurance Group plc (a) (m)	47
4		Persimmon plc (a) (m)	72
7		Prudential plc (m)	136
3		Rio Tinto plc (m)	129
6		Standard Chartered plc (m)	135
4		WPP plc (m)	77

			1,130

		United States — 2.4%
37		Samsonite International S.A. (m)	102

		Total Investments — 98.8% (Cost $3,417)	4,246
		Other Assets in Excess of Liabilities — 1.2%	50

		NET ASSETS — 100.0%	$4,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.1%
Textiles, Apparel & Luxury Goods	8.5
Pharmaceuticals	7.2
Insurance	6.4
Aerospace & Defense	4.6
Oil, Gas & Consumable Fuels	4.6
Road & Rail	4.3
Household Products	4.2
Media	4.0
Hotels, Restaurants & Leisure	3.9
Metals & Mining	3.0
Real Estate Management & Development	3.0
Automobiles	2.7
Capital Markets	2.6
Internet & Catalog Retail	2.4

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	2.4%
Air Freight & Logistics	2.3
Auto Components	2.1
Tobacco	2.1
Health Care Providers & Services	2.0
Professional Services	2.0
Electrical Equipment	1.9
Software	1.9
Household Durables	1.7
Chemicals	1.6
Machinery	1.6
Beverages	1.5
Internet Software & Services	1.3
Airlines	1.1
Food Products	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.4%
	Australia — 2.4%
1,719	Australia & New Zealand Banking Group Ltd. (m)	55,009
3,757	Goodman Group (m)	17,954

		72,963

	Belgium — 1.3%
263	Solvay S.A. (m)	41,157

	Brazil — 0.6%
2,099	Cia Energetica de Minas Gerais, ADR (m)	18,830

	Canada — 0.5%
759	First Quantum Minerals Ltd. (m)	14,398

	China — 1.3%
19,084	China Construction Bank Corp., Class H (m)	14,848
8,289	China Shenhua Energy Co., Ltd., Class H (m)	25,212

		40,060

	Denmark — 1.1%
1,423	Danske Bank A/S (a) (m)	33,246

	Finland — 1.1%
871	Afarak Group OYJ (a) (i)	414
2,084	UPM-Kymmene OYJ (m)	33,081

		33,495

	France — 15.4%
2,201	AXA S.A. (m)	54,848
977	BNP Paribas S.A. (m)	72,077
949	Cie de St-Gobain (m)	49,831
1,098	Electricite de France S.A. (m)	38,439
565	European Aeronautic Defence and Space Co. N.V. (m)	38,692
1,031	GDF Suez (m)	25,550
332	Lafarge S.A. (m)	22,918
410	Sanofi (m)	43,762
415	Schneider Electric S.A. (m)	34,934
794	Societe Generale S.A. (m)	44,853
341	Sodexo (m)	33,127
844	Suez Environnement Co. (m)	14,724

		473,755

	Germany — 10.3%
264	Allianz SE (m)	44,361
481	BASF SE (m)	49,942
487	Bayer AG (m)	60,457
632	Daimler AG (m)	51,755
602	Deutsche Bank AG (m)	29,092
3,167	Deutsche Telekom AG (m)	49,772
663	Metro AG (m)	31,108

		316,487

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 2.9%
7,912	China Overseas Land & Investment Ltd. (m)	24,519
3,264	Hutchison Whampoa Ltd. (m)	40,672
2,837	Wharf Holdings Ltd. (m)	23,874

		89,065

	India — 0.6%
459	ICICI Bank Ltd., ADR (m)	17,138

	Italy — 3.9%
1,292	Assicurazioni Generali S.p.A. (m)	30,213
2,726	Eni S.p.A. (m)	69,212
2,758	UniCredit SpA (m)	20,706

		120,131

	Japan — 21.0%
714	Bridgestone Corp. (m)	24,485
1,278	Daiwa House Industry Co., Ltd. (m)	25,603
341	East Japan Railway Co. (m)	29,614
6,557	Hitachi Ltd. (m)	45,867
785	Honda Motor Co., Ltd. (m)	31,335
1,115	Japan Tobacco, Inc. (m)	40,352
6,252	Kawasaki Heavy Industries Ltd. (m)	24,430
11,043	Mitsubishi UFJ Financial Group, Inc. (m)	70,324
539	Mitsui Fudosan Co., Ltd. (m)	17,855
451	Nitto Denko Corp. (m)	23,635
2,628	Nomura Holdings, Inc. (m)	19,413
3,069	ORIX Corp. (m)	53,153
1,855	Ricoh Co., Ltd. (m)	19,590
1,010	Seven & I Holdings Co., Ltd. (m)	37,368
1,640	Sumitomo Corp. (m)	21,343
1,827	Sumitomo Electric Industries Ltd. (m)	27,371
1,065	Sumitomo Mitsui Financial Group, Inc. (m)	51,483
886	Toyota Motor Corp. (m)	57,440
1,186	Yamato Holdings Co., Ltd. (m)	25,502

		646,163

	Netherlands — 4.5%
249	ASML Holding N.V. (m)	23,542
2,262	ING Groep N.V., CVA (a) (m)	28,745
2,631	Royal Dutch Shell plc, Class A (m)	87,639

		139,926

	Norway — 0.9%
1,217	Telenor ASA (m)	29,233

	South Korea — 1.0%
22	Samsung Electronics Co., Ltd. (m)	30,182

	Spain — 1.5%
1,715	Repsol S.A. (m)	45,980

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Sweden — 2.6%
838	Electrolux AB, Series B, (m)	20,676
1,906	Nordea Bank AB (m)	24,376
2,862	Telefonaktiebolaget LM Ericsson, Class B (m)	34,230

		79,282

	Switzerland — 6.0%
719	Credit Suisse Group AG (a) (m)	22,374
726	Novartis AG (m)	56,365
107	Roche Holding AG (m)	29,691
634	Swiss Re AG (a) (m)	55,682
1,101	UBS AG (a) (m)	21,293

		185,405

	United Kingdom — 16.5%
8,214	Barclays plc (m)	34,560
1,716	BG Group plc (m)	35,010
4,852	Centrica plc (m)	27,442
9,508	HSBC Holdings plc (m)	104,220
1,189	InterContinental Hotels Group plc (m)	34,654
3,875	Kingfisher plc (m)	23,443
1,163	Pearson plc (m)	24,322
2,285	Prudential plc (m)	46,729
854	Rio Tinto plc (m)	43,216
359	SABMiller plc (m)	18,696
1,145	Tullow Oil plc (m)	17,314
27,091	Vodafone Group plc (m)	99,227

		508,833

	Total Common Stocks (Cost $2,320,146)	2,935,729

Preferred Stock — 1.0%
	Germany — 1.0%
120	Volkswagen AG (m) (Cost $11,037)	30,312

Short-Term Investment — 2.7%
	Investment Company — 2.7%
84,112	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $84,112)	84,112

	Total Investments — 99.1% (Cost $2,415,295)	3,050,153
	Other Assets in Excess of Liabilities — 0.9%	26,370

	NET ASSETS — 100.0%	$3,076,523

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.8%
Oil, Gas & Consumable Fuels	9.2
Insurance	7.6
Pharmaceuticals	6.2
Automobiles	5.6
Chemicals	3.8
Wireless Telecommunication Services	3.3
Capital Markets	3.0
Real Estate Management & Development	3.0
Diversified Financial Services	2.7
Diversified Telecommunication Services	2.6
Food & Staples Retailing	2.2
Hotels, Restaurants & Leisure	2.2
Multi-Utilities	2.2
Electrical Equipment	2.0
Metals & Mining	1.9
Electric Utilities	1.9
Semiconductors & Semiconductor Equipment	1.8
Building Products	1.6
Electronic Equipment, Instruments & Components	1.5
Industrial Conglomerates	1.3
Tobacco	1.3
Aerospace & Defense	1.3
Communications Equipment	1.1
Paper & Forest Products	1.1
Road & Rail	1.0
Others (each less than 1.0%)	8.0
Short-Term Investment	2.8

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
560	Dow Jones Euro STOXX 50 Index	12/20/13	$23,259	$98
131	FTSE 100 Index	12/20/13	14,091	(7)

				$91

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/13		NET UNREALIZED APPRECIATION (DEPRECIATION)
13,114,636	AUD
1,202,638,350	for JPY	Royal Bank of Scotland	11/29/13	$12,232	#	$12,375	#	$143
6,277,715	EUR
5,301,028	for GBP	TD Bank Financial Group	11/29/13	8,498	#	8,524	#	26
7,118,271	EUR
945,342,045	for JPY	State Street Corp.	11/29/13	9,615	#	9,665	#	50
5,701,639	GBP
6,691,515	for EUR	Australia and New Zealand Banking Group Limited	11/29/13	9,085	#	9,140	#	55
4,875,148	GBP
768,845,002	for JPY	Deutsche Bank AG	11/29/13	7,821	#	7,816	#	(5)
1,134,301,744	JPY
10,433,239	for CHF	Union Bank of Switzerland AG	11/29/13	11,501	#	11,537	#	36
63,112,148	NOK
1,023,938,113	for JPY	Goldman Sachs International	11/29/13	10,414	#	10,592	#	178
161,659,837	AUD	Australia and New Zealand Banking Group Limited	11/29/13	145,858		152,542		6,684
8,346,017	AUD	HSBC Bank, N.A.	11/29/13	7,991		7,875		(116)
4,935,962	EUR	Australia and New Zealand Banking Group Limited	11/29/13	6,551		6,702		151
14,218,305	EUR	Barclays Bank plc	11/29/13	19,369		19,306		(63)
15,382,354	EUR	Citibank, N.A.	11/29/13	20,836		20,887		51
4,288,776	EUR	Credit Suisse International	11/29/13	5,819		5,824		5
8,933,790	EUR	Merrill Lynch International	11/29/13	12,218		12,131		(87)
6,047,644	EUR	Morgan Stanley	11/29/13	8,076		8,212		136
6,351,459	EUR	Societe Generale	11/29/13	8,411		8,624		213
6,126,976	EUR	Union Bank of Switzerland AG	11/29/13	8,268		8,319		51
16,913,986	EUR	Westpac Banking Corp.	11/29/13	22,734		22,966		232
12,291,062	GBP	Deutsche Bank AG	11/29/13	19,517		19,704		187
4,585,396	GBP	Goldman Sachs International	11/29/13	7,199		7,351		152
4,082,475	GBP	Merrill Lynch International	11/29/13	6,455		6,545		90
7,167,117	GBP	Royal Bank of Scotland	11/29/13	11,435		11,489		54
5,442,212	GBP	State Street Corp.	11/29/13	8,432		8,724		292
38,850,813	GBP	TD Bank Financial Group	11/29/13	60,839		62,282		1,443
4,811,232	GBP	Westpac Banking Corp.	11/29/13	7,722		7,713		(9)
584,758,292	JPY	BNP Paribas	11/29/13	5,978		5,948		(30)
2,704,734,833	JPY	Citibank, N.A.	11/29/13	27,533		27,510		(23)
1,227,052,653	JPY	Credit Suisse International	11/29/13	12,642		12,480		(162)
1,316,882,765	JPY	Merrill Lynch International	11/29/13	13,377		13,394		17
1,796,656,767	JPY	State Street Corp.	11/29/13	18,379		18,274		(105)
33,630,243	NOK	Merrill Lynch International	11/29/13	5,608		5,644		36

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
154,961,790	SEK	Citibank, N.A.	11/29/13	$23,795	$23,899	$104
60,498,296	SGD	Goldman Sachs International	11/29/13	47,404	48,703	1,299
				$611,612	$622,697	$11,085

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,259,576	CAD	State Street Corp.	11/29/13	$4,102	$4,083	$19
5,722,286	CHF	Societe Generale	11/29/13	6,191	6,308	(117)
36,931,441	CHF	Union Bank of Switzerland AG	11/29/13	40,137	40,711	(574)
17,294,905	CHF	Westpac Banking Corp.	11/29/13	18,545	19,064	(519)
8,030,735	EUR	Citibank, N.A.	11/29/13	10,885	10,904	(19)
10,964,487	EUR	Goldman Sachs International	11/29/13	14,655	14,888	(233)
64,923,884	EUR	Merrill Lynch International	11/29/13	87,159	88,155	(996)
7,082,404	EUR	Royal Bank of Canada	11/29/13	9,613	9,617	(4)
26,095,072	EUR	Royal Bank of Scotland	11/29/13	34,883	35,433	(550)
27,160,177	EUR	Societe Generale	11/29/13	36,439	36,879	(440)
4,798,061	GBP	Goldman Sachs International	11/29/13	7,681	7,692	(11)
12,335,417	GBP	Royal Bank of Scotland	11/29/13	19,655	19,775	(120)
7,455,294	GBP	Societe Generale	11/29/13	11,910	11,951	(41)
60,956,547	HKD	Merrill Lynch International	11/29/13	7,863	7,862	1
87,544,282	HKD	State Street Corp.	11/29/13	11,292	11,293	(1)
205,089,155	HKD	Westpac Banking Corp.	11/29/13	26,456	26,455	1
1,433,108,147	JPY	Merrill Lynch International	11/29/13	14,512	14,576	(64)
4,176,025,461	JPY	Morgan Stanley	11/29/13	42,955	42,474	481
2,483,162,191	JPY	National Australia Bank	11/29/13	25,075	25,257	(182)
1,773,926,115	JPY	Royal Bank of Canada	11/29/13	18,041	18,043	(2)
78,430,256	SEK	Credit Suisse International	11/29/13	12,186	12,096	90
				$460,235	$463,516	$(3,281)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/13 of the currency being sold, and the value at 10/31/13 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Australia — 5.5%
279	Asciano Ltd. (m)	1,532
198	Australia & New Zealand Banking Group Ltd. (m)	6,343
218	BHP Billiton Ltd. (m)	7,725
334	Challenger Ltd. (m)	1,897
47	Commonwealth Bank of Australia (m)	3,362
38	Flight Centre Ltd. (m)	1,846
50	Macquarie Group Ltd. (m)	2,427
167	Suncorp Group Ltd. (m)	2,102
61	Wesfarmers Ltd. (m)	2,462
191	Westpac Banking Corp. (m)	6,212

		35,908

	Austria — 0.4%
5	ams AG (m)	501
47	Voestalpine AG (m)	2,199

		2,700

	Belgium — 0.9%
37	Anheuser-Busch InBev N.V. (m)	3,866
32	Delhaize Group S.A. (m)	2,013

		5,879

	Bermuda — 0.3%
26	Signet Jewelers Ltd. (m)	1,968

	China — 1.3%
4,154	China Construction Bank Corp., Class H (m)	3,232
1,090	CNOOC Ltd. (m)	2,217
4,260	Industrial & Commercial Bank of China Ltd., Class H (m)	2,986

		8,435

	Denmark — 0.7%
55	Pandora A/S (m)	2,604
216	TDC A/S (m)	1,950

		4,554

	Finland — 1.4%
95	Elisa OYJ (m)	2,383
48	Sampo, Class A (m)	2,289
248	Stora Enso OYJ, Class R (m)	2,304
154	UPM-Kymmene OYJ (m)	2,448

		9,424

	France — 10.4%
272	AXA S.A. (m)	6,768
78	BNP Paribas S.A. (m)	5,736
60	Bouygues S.A. (m)	2,332
43	Cap Gemini S.A. (m)	2,815

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
34	Cie de St-Gobain (m)	1,791
78	Electricite de France S.A. (m)	2,740
42	European Aeronautic Defence and Space Co. N.V. (m)	2,848
139	Orange S.A. (m)	1,911
66	Plastic Omnium S.A. (m)	1,900
27	Renault S.A. (m)	2,322
38	Safran S.A. (m)	2,412
41	Sanofi (m)	4,424
38	Schneider Electric S.A. (m)	3,156
70	SCOR SE (m)	2,473
53	Societe Generale S.A. (m)	3,001
42	Teleperformance (m)	2,212
42	Thales S.A. (m)	2,547
135	Total S.A. (m)	8,280
28	Valeo S.A. (m)	2,749
48	Vinci S.A. (m)	3,040
17	Zodiac Aerospace (m)	2,652

		68,109

	Germany — 8.6%
33	Allianz SE (m)	5,571
57	BASF SE (m)	5,882
73	Bayer AG (m)	8,998
25	Bayerische Motoren Werke AG (m)	2,863
20	Bilfinger Berger SE (m)	2,209
13	Continental AG (m)	2,425
64	Daimler AG (m)	5,200
78	Deutsche Bank AG (m)	3,785
96	Deutsche Post AG (m)	3,236
183	Deutsche Telekom AG (m)	2,875
80	Freenet AG (a) (m)	2,072
12	Fresenius SE & Co. KGaA (m)	1,621
62	GEA Group AG (m)	2,692
15	Merck KGaA (m)	2,492
2	Osram Licht AG (a) (m)	90
43	Stada Arzneimittel AG (m)	2,492
35	Wincor Nixdorf AG (m)	2,318

		56,821

	Hong Kong — 1.7%
145	Cheung Kong Holdings Ltd. (m)	2,264
748	China Overseas Land & Investment Ltd. (m)	2,318
217	Hutchison Whampoa Ltd. (m)	2,704
342	Sands China Ltd. (m)	2,435
140	Swire Pacific Ltd., Class A (m)	1,612

		11,333

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	India — 0.7%
81	HDFC Bank Ltd., ADR (m)	2,953
283	Yes Bank Ltd. (m)	1,697

		4,650

	Ireland — 0.8%
66	Shire plc (m)	2,923
102	Smurfit Kappa Group plc (m)	2,476

		5,399

	Italy — 0.9%
78	Azimut Holding S.p.A. (m)	1,988
165	Eni S.p.A. (m)	4,183

		6,171

	Japan — 19.5%
68	Asahi Group Holdings Ltd. (m)	1,836
35	Astellas Pharma, Inc. (m)	1,962
79	Bridgestone Corp. (m)	2,715
81	Century Tokyo Leasing Corp. (m)	2,566
251	Chiba Bank Ltd. (The) (m)	1,789
86	Coca-Cola West Co., Ltd. (m)	1,740
233	Daicel Corp. (m)	1,964
46	Daikin Industries Ltd. (m)	2,641
103	Daiwa House Industry Co., Ltd. (m)	2,064
32	East Japan Railway Co. (m)	2,754
552	Fuji Electric Co., Ltd. (m)	2,475
78	Fuji Media Holdings, Inc. (m)	1,553
86	Fuji Oil Co., Ltd. (m)	1,567
424	Fukuoka Financial Group, Inc. (m)	1,912
23	HIS Co., Ltd. (m)	1,251
420	Hitachi Ltd. (m)	2,938
102	Honda Motor Co., Ltd. (m)	4,057
173	ITOCHU Corp. (m)	2,078
87	Japan Tobacco, Inc. (m)	3,152
826	Kawasaki Kisen Kaisha Ltd. (m)	1,894
52	KDDI Corp. (m)	2,800
152	Kubota Corp. (m)	2,251
307	Marubeni Corp. (m)	2,404
126	Mitsubishi Corp. (m)	2,555
1,052	Mitsubishi UFJ Financial Group, Inc. (m)	6,698
75	Mitsui Fudosan Co., Ltd. (m)	2,484
143	Nippon Paint Co., Ltd. (m)	2,405
44	Nippon Telegraph & Telephone Corp. (m)	2,303
268	Nissan Motor Co., Ltd. (m)	2,694
461	OJI Paper Co., Ltd. (m)	2,107
66	Omron Corp. (m)	2,515
225	ORIX Corp. (m)	3,894

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
149	Ricoh Co., Ltd. (m)	1,574
21	Ryohin Keikaku Co., Ltd. (m)	2,125
106	Seiko Epson Corp. (m)	1,722
210	Sekisui Chemical Co., Ltd. (m)	2,440
52	Seven & I Holdings Co., Ltd. (m)	1,924
61	SoftBank Corp. (m)	4,585
94	Sony Corp. (m)	1,636
147	Sumitomo Corp. (m)	1,914
156	Sumitomo Electric Industries Ltd. (m)	2,330
117	Sumitomo Mitsui Financial Group, Inc. (m)	5,650
448	Sumitomo Mitsui Trust Holdings, Inc. (m)	2,213
483	Sumitomo Osaka Cement Co., Ltd. (m)	1,949
152	T&D Holdings, Inc. (m)	1,825
315	Tokyo Gas Co., Ltd. (m)	1,709
162	TOTO Ltd. (m)	2,291
74	Toyoda Gosei Co., Ltd. (m)	1,858
157	Toyota Motor Corp. (m)	10,173

		127,936

	Netherlands — 5.6%
358	Aegon N.V. (m)	2,847
31	ASML Holding N.V. (m)	2,935
334	ING Groep N.V., CVA (a) (m)	4,245
140	Koninklijke Ahold N.V. (m)	2,662
28	Koninklijke DSM N.V. (m)	2,147
78	Koninklijke Philips N.V. (m)	2,772
45	Nutreco N.V. (m)	2,201
481	PostNL N.V. (a) (m)	2,513
15	Randstad Holding N.V. (m)	926
330	Royal Dutch Shell plc, Class B (m)	11,423
104	SBM Offshore N.V. (a) (m)	2,187

		36,858

	Norway — 0.8%
145	DNB ASA (m)	2,577
112	Telenor ASA (m)	2,684

		5,261

	Portugal — 0.3%
518	EDP - Energias de Portugal S.A. (m)	1,908

	South Korea — 0.3%
9	Hyundai Motor Co. (m)	2,171

	Spain — 2.2%
67	Amadeus IT Holding S.A., Class A (m)	2,487
76	Endesa S.A. (a) (m)	2,201
114	Ferrovial S.A. (m)	2,182

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — Continued
99	Gas Natural SDG S.A. (m)	2,332
406	Iberdrola S.A. (m)	2,551
102	Repsol S.A. (m)	2,735

		14,488

	Sweden — 2.7%
78	NCC AB, Class B (m)	2,410
181	Securitas AB, Class B (m)	2,059
91	Svenska Cellulosa AB SCA, Class B (m)	2,588
59	Svenska Handelsbanken AB, Class A (m)	2,654
103	Swedbank AB, Class A (m)	2,692
249	Telefonaktiebolaget LM Ericsson, Class B (m)	2,978
127	Trelleborg AB, Class B (m)	2,402

		17,783

	Switzerland — 12.0%
194	ABB Ltd. (a) (m)	4,937
18	Actelion Ltd. (a) (m)	1,365
41	Cie Financiere Richemont S.A., Class A (m)	4,159
147	Credit Suisse Group AG (a) (m)	4,576
511	Ferrexpo plc (m)	1,484
3	Galenica AG (m)	2,390
106	GAM Holding AG (a) (m)	1,990
3	Georg Fischer AG (a) (m)	1,829
942	Glencore Xstrata plc (a) (m)	5,125
27	Lonza Group AG (a) (m)	2,428
114	Nestle S.A. (m)	8,251
136	Novartis AG (m)	10,548
155	OC Oerlikon Corp. AG (a) (m)	2,161
42	Roche Holding AG (m)	11,718
10	Straumann Holding AG (m)	2,082
4	Swatch Group AG (The) (m)	2,693
9	Swiss Life Holding AG (a) (m)	1,840
26	Swiss Re AG (a) (m)	2,282
232	UBS AG (a) (m)	4,483
10	Zurich Insurance Group AG (a) (m)	2,650

		78,991

	Taiwan — 0.3%
95	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,749

	United Kingdom — 19.3%
329	3i Group plc (m)	1,968
164	ARM Holdings plc (m)	2,565
63	Associated British Foods plc (m)	2,292
386	Aviva plc (m)	2,770
1,386	Barclays plc (m)	5,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
233	BG Group plc (m)	4,750
22	BHP Billiton plc (m)	688
504	BP plc (m)	3,911
95	British American Tobacco plc (m)	5,255
183	British Land Co. plc (m)	1,828
177	Britvic plc (m)	1,771
503	BT Group plc (m)	3,042
211	BTG plc (a) (m)	1,419
80	Burberry Group plc (m)	1,965
273	Carillion plc (m)	1,329
393	Centrica plc (m)	2,224
155	Daily Mail & General Trust plc, Class A (m)	2,017
128	Diageo plc (m)	4,080
169	Drax Group plc (m)	1,723
101	easyJet plc (m)	2,124
106	Hikma Pharmaceuticals plc (m)	2,042
525	Home Retail Group plc (m)	1,674
828	HSBC Holdings plc (m)	9,079
219	Inchcape plc (m)	2,237
866	ITV plc (m)	2,647
344	J Sainsbury plc (m)	2,178
387	Kingfisher plc (m)	2,344
790	Legal & General Group plc (m)	2,739
3,220	Lloyds Banking Group plc (a) (m)	3,983
241	Meggitt plc (m)	2,211
100	Persimmon plc (a) (m)	2,030
270	Prudential plc (m)	5,524
123	Rio Tinto plc (m)	6,230
204	St. James’s Place plc (m)	2,213
195	Standard Chartered plc (m)	4,676
1,316	Taylor Wimpey plc (m)	2,323
87	Travis Perkins plc (m)	2,588
3,322	Vodafone Group plc (m)	12,167
362	WM Morrison Supermarkets plc (m)	1,635
130	WPP plc (m)	2,770

		126,841

	Total Common Stocks (Cost $502,174)	635,337

Preferred Stocks — 0.9%
	Germany — 0.9%
22	Henkel AG & Co. KGaA (m)	2,397
14	Volkswagen AG (m)	3,677

	Total Preferred Stocks (Cost $3,672)	6,074

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
14,340	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $14,340)	14,340

	Total Investments — 99.7% (Cost $520,186)	655,751
	Other Assets in Excess of Liabilities — 0.3%	2,128

	NET ASSETS — 100.0%	$657,879

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2013

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.0%
Pharmaceuticals	7.8
Insurance	6.7
Oil, Gas & Consumable Fuels	5.7
Automobiles	5.1
Metals & Mining	3.6
Wireless Telecommunication Services	3.3
Capital Markets	3.2
Diversified Telecommunication Services	2.6
Food Products	2.2
Beverages	2.0
Electrical Equipment	2.0
Food & Staples Retailing	2.0
Aerospace & Defense	1.9
Diversified Financial Services	1.9
Chemicals	1.9
Auto Components	1.8
Trading Companies & Distributors	1.8
Textiles, Apparel & Luxury Goods	1.7
Machinery	1.7
Construction & Engineering	1.7
Real Estate Management & Development	1.6
Electric Utilities	1.4
Media	1.4
Household Durables	1.3
Tobacco	1.3
Semiconductors & Semiconductor Equipment	1.2
Paper & Forest Products	1.0
Building Products	1.0
Others (each less than 1.0%)	14.0
Short-Term Investments	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2013

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$774,489	75.2%
Emerging Markets Equity Fund	2,444,138	71.2
Global Equity Income Fund	65,919	61.0
Global Research Enhanced Index Fund	754,913	39.9
International Equity Fund	1,879,204	93.9
International Equity Index Fund	559,577	94.7
International Opportunities Fund	1,390,322	97.4
International Unconstrained Equity Fund	3,850	90.7
International Value Fund	2,915,675	95.6
Intrepid International Fund	636,708	97.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,016,075		$3,291,857	$104,202		$1,808,672
Investments in affiliates, at value	14,082		141,356	3,942		85,564

Total investment securities, at value	1,030,157		3,433,213	108,144		1,894,236
Cash	518		14,758	342		238
Foreign currency, at value	4,044		24,699	759		2,805
Deposits at broker for futures contracts	—		—	—		4,325
Receivables:
Investment securities sold	—		14,289	1,599		6,435
Fund shares sold	511		5,591	274		4,257
Dividends from non-affiliates	1,052		2,370	183		2,437
Dividends from affiliates	—	(a)	2	—	(a)	1
Tax reclaims	—		—	85		139
Variation margin on futures contracts	—		—	—		56
Unrealized appreciation on forward foreign currency exchange contracts	—		—	48		—
Deferred offering costs	—		—	—		13

Total Assets	1,036,282		3,494,922	111,434		1,914,942

LIABILITIES:
Payables:
Distributions	—		—	26		—
Investment securities purchased	5,418		69,252	3,184		6,701
Fund shares redeemed	171		3,696	129		12,346
Unrealized depreciation on forward foreign currency exchange contracts	—		—	238		—
Accrued liabilities:
Investment advisory fees	834		2,832	37		309
Administration fees	—		191	—		132
Shareholder servicing fees	57		286	17		35
Distribution fees	17		106	11		—	(a)
Custodian and accounting fees	131		554	34		136
Trustees’ and Chief Compliance Officer’s fees	1		1	—		—	(a)
Deferred India capital gains tax	—		5,585	—		—
Other	67		726	74		84

Total Liabilities	6,696		83,229	3,750		19,743

Net Assets	$1,029,586		$3,411,693	$107,684		$1,895,199

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,031,264	$2,985,578	$94,337	$1,712,015
Accumulated undistributed (distributions in excess of) net investment income	12,415	20,153	61	14,318
Accumulated net realized gains (losses)	(68,818)	(97,632)	834	7,156
Net unrealized appreciation (depreciation)	54,725	503,594	12,452	161,710

Total Net Assets	$1,029,586	$3,411,693	$107,684	$1,895,199

Net Assets:
Class A	$69,690	$327,090	$49,118	$58
Class B	—	4,245	—	—
Class C	5,089	56,119	1,957	58
Class R2	—	—	558	58
Class R5	676,985	—	566	—
Institutional Class	—	1,123,600	—	—
Select Class	277,822	1,900,639	55,485	1,895,025

Total	$1,029,586	$3,411,693	$107,684	$1,895,199

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,112	14,194	2,946	3
Class B	—	187	—	—
Class C	379	2,505	118	3
Class R2	—	—	33	3
Class R5	49,372	—	34	—
Institutional Class	—	47,341	—	—
Select Class	20,326	80,991	3,321	109,125

Net Asset Value (a):
Class A — Redemption price per share	$13.63	$23.05	$16.67	$17.33
Class B — Offering price per share (b)	—	22.57	—	—
Class C — Offering price per share (b)	13.44	22.41	16.63	17.28
Class R2 — Offering and redemption price per share	—	—	16.67	17.30
Class R5 — Offering and redemption price per share	13.71	—	16.72	—
Institutional Class — Offering and redemption price per share	—	23.73	—	—
Select Class — Offering and redemption price per share	13.67	23.47	16.71	17.37
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.39	$24.32	$17.59	$18.29

Cost of investments in non-affiliates	$961,415	$2,783,187	$91,573	$1,649,238
Cost of investments in affiliates	14,082	141,356	3,942	85,564
Cost of foreign currency	4,003	24,423	747	2,804

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except per share amounts)

	International Equity Fund		International Equity Index Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,938,925		$571,739		$1,407,776
Investments in affiliates, at value	61,450		19,452		19,578

Total investment securities, at value	2,000,375		591,191		1,427,354
Cash	108		376		57
Foreign currency, at value	19		4,368		23
Deposits at broker for futures contracts	—		1,311		—
Receivables:
Investment securities sold	—		559		3,597
Fund shares sold	1,368		226		924
Dividends from non-affiliates	3,537		951		2,452
Dividends from affiliates	1		—	(a)	1
Tax reclaims	1,630		622		1,256
Unrealized appreciation on forward foreign currency exchange contracts	—		—		6,772
Prepaid expenses	—		—		25

Total Assets	2,007,038		599,604		1,442,461

LIABILITIES:
Payables:
Fund shares redeemed	372		176		286
Variation margin on futures contracts	—		—	(a)	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—		3,310
Accrued liabilities:
Investment advisory fees	1,184		90		713
Administration fees	—		—	(a)	101
Shareholder servicing fees	142		—	(a)	41
Distribution fees	55		39		27
Custodian and accounting fees	97		141		89
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Audit fees	50		53		53
Transfer agent fees	131		80		54
Printing & mailing costs	44		37		17
Other	9		11		2

Total Liabilities	2,084		628		4,694

Net Assets	$2,004,954		$598,976		$1,437,767

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund	International Equity Index Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,621,392	$363,811	$1,244,386
Accumulated undistributed (distributions in excess of) net investment income	2,096	7,888	12,024
Accumulated net realized gains (losses)	(33,835)	(432)	(65,385)
Net unrealized appreciation (depreciation)	415,301	227,709	246,742

Total Net Assets	$2,004,954	$598,976	$1,437,767

Net Assets:
Class A	$188,590	$108,193	$123,807
Class B	1,711	2,751	484
Class C	23,655	21,802	1,109
Class R2	1,230	1,957	—
Class R5	106,963	—	—
Class R6	1,248,489	—	1,204,314
Institutional Class	—	—	60,310
Select Class	434,316	464,273	47,743

Total	$2,004,954	$598,976	$1,437,767

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,845	5,103	8,120
Class B	111	140	32
Class C	1,556	1,063	74
Class R2	78	94	—
Class R5	6,631	—	—
Class R6	77,422	—	77,372
Institutional Class	—	—	3,874
Select Class	26,934	21,734	3,081

Net Asset Value (a):
Class A — Redemption price per share	$15.92	$21.20	$15.25
Class B — Offering price per share (b)	15.39	19.57	15.29
Class C — Offering price per share (b)	15.20	20.51	14.88
Class R2 — Offering and redemption price per share	15.87	20.91	—
Class R5 — Offering and redemption price per share	16.13	—	—
Class R6 — Offering and redemption price per share	16.13	—	15.57
Institutional Class — Offering and redemption price per share	—	—	15.57
Select Class — Offering and redemption price per share	16.13	21.36	15.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.80	$22.37	$16.09

Cost of investments in non-affiliates	$1,523,680	$344,845	$1,164,542
Cost of investments in affiliates	61,450	19,452	19,578
Cost of foreign currency	19	4,304	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2013 (continued)

(Amounts in thousands, except per share amounts)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$4,246		$2,966,041	$641,411
Investments in affiliates, at value	—		84,112	14,340

Total investment securities, at value	4,246		3,050,153	655,751
Cash	90		118	189
Foreign currency, at value	3		256	9
Receivables:
Investment securities sold	—		4,861	1,230
Fund shares sold	—	(a)	16,592	3,753
Dividends from non-affiliates	6		6,728	1,212
Dividends from affiliates	—		1	—	(a)
Tax reclaims	6		2,218	545
Variation margin on futures contracts	—		91	—
Unrealized appreciation on forward foreign currency exchange contracts	—		12,277	—
Due from Adviser	16		—	—

Total Assets	4,367		3,093,295	662,689

LIABILITIES:
Payables:
Investment securities purchased	—		1	4,181
Fund shares redeemed	—		9,310	41
Unrealized depreciation on forward foreign currency exchange contracts	—		4,473	—
Accrued liabilities:
Investment advisory fees	—		1,516	399
Administration fees	—		115	—
Shareholder servicing fees	1		479	16
Distribution fees	—	(a)	61	13
Custodian and accounting fees	16		178	52
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	1
Audit fees	47		52	56
Transfer agent fees	3		443	31
Other	4		140	20

Total Liabilities	71		16,772	4,810

Net Assets	$4,296		$3,076,523	$657,879

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$3,148	$2,875,720	$1,076,021
Accumulated undistributed (distributions in excess of) net investment income	44	32,103	7,237
Accumulated net realized gains (losses)	275	(474,158)	(560,967)
Net unrealized appreciation (depreciation)	829	642,858	135,588

Total Net Assets	$4,296	$3,076,523	$657,879

Net Assets:
Class A	$83	$221,077	$60,135
Class B	—	2,476	—
Class C	76	22,682	1,131
Class R2	70	1,249	98
Class R5	71	—	—
Class R6	71	107,313	—
Institutional Class	—	1,087,334	582,599
Select Class	3,925	1,634,392	13,916

Total	$4,296	$3,076,523	$657,879

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4	14,717	3,038
Class B	—	166	—
Class C	4	1,553	57
Class R2	3	84	5
Class R5	3	—	—
Class R6	3	7,019	—
Institutional Class	—	71,134	28,799
Select Class	190	107,602	679

Net Asset Value (a):
Class A — Redemption price per share	$20.59	$15.02	$19.79
Class B — Offering price per share (b)	—	14.86	—
Class C — Offering price per share (b)	20.47	14.61	19.92
Class R2 — Offering and redemption price per share	20.53	14.78	19.61
Class R5 — Offering and redemption price per share	20.69	—	—
Class R6 — Offering and redemption price per share	20.70	15.29	—
Institutional Class — Offering and redemption price per share	—	15.29	20.23
Select Class — Offering and redemption price per share	20.64	15.19	20.51
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.73	$15.85	$20.89

Cost of investments in non-affiliates	$3,417	$2,331,183	$505,846
Cost of investments in affiliates	—	84,112	14,340
Cost of foreign currency	3	249	9

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund		Global Equity Income Fund	Global Research Enhanced Index Fund (a)
INVESTMENT INCOME:
Interest income from affiliates	$—	$—		$—	$—	(b)
Dividend income from non-affiliates	22,987	69,019		2,976	17,059
Dividend income from affiliates	8	38		1	14
Foreign taxes withheld	(1,885)	(4,646)		(194)	(876)

Total investment income	21,110	64,411		2,783	16,197

EXPENSES:
Investment advisory fees	7,067	28,679		552	1,571
Administration fees	596	2,420		58	662
Distribution fees:
Class A	126	810		70	—	(b)
Class B	—	39		—	—
Class C	27	373		8	1
Class R2	—	—		3	—	(b)
Shareholder servicing fees:
Class A	126	810		70	—	(b)
Class B	—	13		—	—
Class C	9	124		3	—	(b)
Class R2	—	—		1	—	(b)
Class R5	242	—		— (b)	—
Institutional Class	—	846		—	—
Select Class	423	4,108		98	1,963
Custodian and accounting fees	624	2,089		118	316
Interest expense to affiliates	— (b)	3		— (b)	—	(b)
Professional fees	90	121		76	79
Trustees’ and Chief Compliance Officer’s fees	8	31		1	6
Printing and mailing costs	28	377		7	17
Registration and filing fees	56	144		67	4
Transfer agent fees	144	3,099		33	40
Offering costs	—	—		—	27
Other	11	35		7	8

Total expenses	9,577	44,121		1,172	4,694

Less amounts waived	(878)	(796)		(406)	(2,080)
Less expense reimbursements	—	—		—	(15)

Net expenses	8,699	43,325		766	2,599

Net investment income (loss)	12,411	21,086		2,017	13,598

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,074)	(1,903	)(c)	1,497	2,891
Futures	—	—		71	4,179
Foreign currency transactions	541	(157)		(136)	806

Net realized gain (loss)	(8,533)	(2,060)		1,432	7,876

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	42,164	113,518		10,169	159,434
Futures	—	—		—	2,266
Foreign currency translations	37	471		(194)	10

Change in net unrealized appreciation/depreciation	42,201	113,989		9,975	161,710

Net realized/unrealized gains (losses)	33,668	111,929		11,407	169,586

Change in net assets resulting from operations	$46,079	$133,015		$13,424	$183,184

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.
(c)	Net of India Capital Gains of approximately $5,585,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund	International Equity Index Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$5	$—
Dividend income from non-affiliates	41,040	15,281	34,786
Dividend income from affiliates	22	2	16
Foreign taxes withheld	(2,811)	(1,386)	(2,073)

Total investment income	38,251	13,902	32,729

EXPENSES:
Investment advisory fees	11,628	2,870	6,491
Administration fees	1,227	440	913
Distribution fees:
Class A	342	249	231
Class B	15	22	3
Class C	152	140	6
Class R2	4	6	—
Shareholder servicing fees:
Class A	342	249	231
Class B	5	7	1
Class C	51	47	2
Class R2	2	3	—
Class R5	46	—	—
Institutional Class	—	—	53
Select Class	678	998	97
Custodian and accounting fees	354	437	309
Interest expense to affiliates	— (a)	6	—
Professional fees	133	172	145
Trustees’ and Chief Compliance Officer’s fees	15	5	11
Printing and mailing costs	102	75	43
Registration and filing fees	93	64	63
Transfer agent fees	519	325	206
Other	34	19	14

Total expenses	15,742	6,134	8,819

Less amounts waived	(2,422)	(2,985)	(74)

Net expenses	13,320	3,149	8,745

Net investment income (loss)	24,931	10,753	23,984

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,321)	90,395	20,735
Futures	—	2,236	3,902
Foreign currency transactions	369	63	(9,677)

Net realized gain (loss)	(952)	92,694	14,960

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	251,548	22,305	201,141
Futures	—	716	40
Foreign currency translations	40	77	5,503

Change in net unrealized appreciation/depreciation	251,588	23,098	206,684

Net realized/unrealized gains (losses)	250,636	115,792	221,644

Change in net assets resulting from operations	$275,567	$126,545	$245,628

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2013(continued)

(Amounts in thousands)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$93		$87,082	$14,217
Dividend income from affiliates	—		34	5
Foreign taxes withheld	(8)		(6,507)	(1,053)

Total investment income	85		80,609	13,169

EXPENSES:
Investment advisory fees	31		15,852	3,869
Administration fees	3		2,230	389
Distribution fees:
Class A	—	(a)	396	105
Class B	—		20	—
Class C	1		126	8
Class R2	—	(a)	6	—	(a)
Shareholder servicing fees:
Class A	—	(a)	396	105
Class B	—		7	—
Class C	—	(a)	42	3
Class R2	—	(a)	3	—	(a)
Class R5	—	(a)	—	—
Institutional Class	—		837	407
Select Class	9		3,927	28
Custodian and accounting fees	58		664	189
Interest expense to affiliates	—	(a)	— (a)	—
Professional fees	74		182	157
Trustees’ and Chief Compliance Officer’s fees	—	(a)	27	5
Printing and mailing costs	8		351	15
Registration and filing fees	83		170	68
Transfer agent fees	10		2,922	115
Offering costs	3		—	—
Other	8		39	7

Total expenses	288		28,197	5,470

Less amounts waived	(34)		(325)	(732)
Less expense reimbursements	(213)		— (a)	—	(a)

Net expenses	41		27,872	4,738

Net investment income (loss)	44		52,737	8,431

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	275		126,083	11,475
Futures	—		8,568	—
Foreign currency transactions	—	(a)	(12,452)	(48)

Net realized gain (loss)	275		122,199	11,427

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	465		444,689	91,020
Futures	—		(235)	—
Foreign currency translations	—	(a)	7,950	43

Change in net unrealized appreciation/depreciation	465		452,404	91,063

Net realized/unrealized gains (losses)	740		574,603	102,490

Change in net assets resulting from operations	$784		$627,340	$110,921

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,411	$7,095	$21,086	$12,842
Net realized gain (loss)	(8,533)	(41,237)	(2,060)	(85,083)
Change in net unrealized appreciation/depreciation	42,201	45,964	113,989	161,686

Change in net assets resulting from operations	46,079	11,822	133,015	89,445

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(283)	(404)	(1,014)	—
Class B
From net investment income	—	—	(2)	—
Class C
From net investment income	(13)	(7)	(15)	—
Class R5
From net investment income	(4,485)	(3,406)	—	—
Institutional Class
From net investment income	—	—	(4,645)	(1,158)
Select Class
From net investment income	(1,651)	(1,054)	(7,568)	(767)

Total distributions to shareholders	(6,432)	(4,871)	(13,244)	(1,925)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	544,006	92,749	1,039,436	1,200

NET ASSETS:
Change in net assets	583,653	99,700	1,159,207	88,720
Beginning of period	445,933	346,233	2,252,486	2,163,766

End of period	$1,029,586	$445,933	$3,411,693	$2,252,486

Accumulated undistributed (distributions in excess of) net investment income	$12,415	$5,893	$20,153	$12,468

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Period Ended 10/31/2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,017	$941	$13,598
Net realized gain (loss)	1,432	(439)	7,876
Change in net unrealized appreciation/depreciation	9,975	2,661	161,710

Change in net assets resulting from operations	13,424	3,163	183,184

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(734)	(55)	—
From net realized gains	(33)	—	—
Class C
From net investment income	(23)	(15)	—
From net realized gains	(1)	—	—
Class R2
From net investment income	(12)	(13)	—
From net realized gains	(1)	—	—
Class R5
From net investment income	(15)	(16)	—
From net realized gains	(1)	—	—
Select Class
From net investment income	(1,109)	(846)	—
From net realized gains	(46)	—	—

Total distributions to shareholders	(1,975)	(945)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,368	32,705	1,712,015

NET ASSETS:
Change in net assets	69,817	34,923	1,895,199
Beginning of period	37,867	2,944	—

End of period	$107,684	$37,867	$1,895,199

Accumulated undistributed (distributions in excess of) net investment income	$61	$72	$14,318

(a)	Commencement of operations was February 28, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,931	$18,557	$10,753	$14,237
Net realized gain (loss)	(952)	(8,818)	92,694	(7,270)
Change in net unrealized appreciation/depreciation	251,588	65,355	23,098	22,755

Change in net assets resulting from operations	275,567	75,094	126,545	29,722

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,844)	(1,450)	(2,307)	(2,361)
Class B
From net investment income	(19)	(29)	(53)	(68)
Class C
From net investment income	(216)	(225)	(289)	(261)
Class R2
From net investment income	(9)	(4)	(19)	(11)
Class R5
From net investment income	(1,634)	(1,179)	—	—
Class R6
From net investment income	(16,840)	(11,257)	—	—
Select Class
From net investment income	(4,056)	(3,509)	(11,791)	(13,654)

Total distributions to shareholders	(24,618)	(17,653)	(14,459)	(16,355)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	677,970	313,506	(98,503)	(49,829)

NET ASSETS:
Change in net assets	928,919	370,947	13,583	(36,462)
Beginning of period	1,076,035	705,088	585,393	621,855

End of period	$2,004,954	$1,076,035	$598,976	$585,393

Accumulated undistributed (distributions in excess of) net investment income	$2,096	$1,414	$7,888	$9,952

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Unconstrained Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,984	$16,165	$44	$42
Net realized gain (loss)	14,960	(14,779)	275	57
Change in net unrealized appreciation/depreciation	206,684	47,450	465	364

Change in net assets resulting from operations	245,628	48,836	784	463

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,582)	(1,463)	— (b)	—
From net realized gains	—	—	(1)	—
Class B
From net investment income	(7)	(11)	—	—
Class C
From net investment income	(9)	(11)	— (b)	—
From net realized gains	—	—	(1)	—
Class R2
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(1)	—
Class R5
From net investment income	—	—	(1)	—
From net realized gains	—	—	(1)	—
Class R6
From net investment income	(17,272)	(12,897)	(1)	—
From net realized gains	—	—	(1)	—
Institutional Class
From net investment income	(1,013)	(1,204)	—	—
Select Class
From net investment income	(770)	(791)	(27)	—
From net realized gains	—	—	(65)	—

Total distributions to shareholders	(20,653)	(16,377)	(99)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	377,607	312,142	148	3,000

NET ASSETS:
Change in net assets	602,582	344,601	833	3,463
Beginning of period	835,185	490,584	3,463	—

End of period	$1,437,767	$835,185	$4,296	$3,463

Accumulated undistributed (distributions in excess of) net investment income	$12,024	$18,370	$44	$29

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$52,737	$61,129	$8,431	$5,914
Net realized gain (loss)	122,199	(141,463)	11,427	(13,167)
Change in net unrealized appreciation/depreciation	452,404	186,329	91,063	24,766

Change in net assets resulting from operations	627,340	105,995	110,921	17,513

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,974)	(3,673)	(482)	(328)
Class B
From net investment income	(50)	(89)	—	—
Class C
From net investment income	(259)	(433)	(8)	(2)
Class R2
From net investment income	(20)	(20)	(1)	(1)
Class R6
From net investment income	(725)	(2)	—	—
Institutional Class
From net investment income	(17,591)	(19,820)	(5,812)	(3,168)
Select Class
From net investment income	(38,102)	(48,068)	(148)	(144)

Total distributions to shareholders	(59,721)	(72,105)	(6,451)	(3,643)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	241,482	139,907	207,180	108,810

NET ASSETS:
Change in net assets	809,101	173,797	311,650	122,680
Beginning of period	2,267,422	2,093,625	346,229	223,549

End of period	$3,076,523	$2,267,422	$657,879	$346,229

Accumulated undistributed (distributions in excess of) net investment income	$32,103	$50,317	$7,237	$5,150

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,902	$17,345	$200,902	$115,445
Distributions reinvested	282	404	957	—
Cost of shares redeemed	(21,023)	(31,488)	(166,780)	(110,590)

Change in net assets resulting from Class A capital transactions	$37,161	$(13,739)	$35,079	$4,855

Class B
Proceeds from shares issued	$—	$—	$145	$212
Distributions reinvested	—	—	2	—
Cost of shares redeemed	—	—	(2,229)	(1,932)

Change in net assets resulting from Class B capital transactions	$—	$—	$(2,082)	$(1,720)

Class C
Proceeds from shares issued	$3,668	$2,046	$22,299	$10,193
Distributions reinvested	13	7	13	—
Cost of shares redeemed	(831)	(483)	(12,872)	(10,395)

Change in net assets resulting from Class C capital transactions	$2,850	$1,570	$9,440	$(202)

Class R5
Proceeds from shares issued	$347,403	$175,434	$—	$—
Distributions reinvested	4,485	3,406	—	—
Cost of shares redeemed	(33,394)	(80,783)	—	—

Change in net assets resulting from Class R5 capital transactions	$318,494	$98,057	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$615,869	$208,354
Distributions reinvested	—	—	3,816	934
Cost of shares redeemed	—	—	(174,724)	(200,452)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$444,961	$8,836

Select Class
Proceeds from shares issued	$195,678	$32,183	$1,137,145	$507,533
Distributions reinvested	149	64	5,164	569
Cost of shares redeemed	(10,326)	(25,386)	(590,271)	(518,671)

Change in net assets resulting from Select Class capital transactions	$185,501	$6,861	$552,038	$(10,569)

Total change in net assets resulting from capital transactions	$544,006	$92,749	$1,039,436	$1,200

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	4,298	1,350	8,879	5,368
Reinvested	20	35	41	—
Redeemed	(1,564)	(2,467)	(7,504)	(5,178)

Change in Class A Shares	2,754	(1,082)	1,416	190

Class B
Issued	—	—	6	10
Reinvested	—	—	— (a)	—
Redeemed	—	—	(101)	(92)

Change in Class B Shares	—	—	(95)	(82)

Class C
Issued	277	160	1,012	479
Reinvested	1	1	1	—
Redeemed	(63)	(38)	(590)	(501)

Change in Class C Shares	215	123	423	(22)

Class R5
Issued	25,974	13,598	—	—
Reinvested	328	292	—	—
Redeemed	(2,509)	(6,289)	—	—

Change in Class R5 Shares	23,793	7,601	—	—

Institutional Class
Issued	—	—	26,863	9,474
Reinvested	—	—	160	46
Redeemed	—	—	(7,462)	(9,257)

Change in Institutional Class Shares	—	—	19,561	263

Select Class
Issued	14,733	2,538	49,291	23,388
Reinvested	11	5	218	28
Redeemed	(804)	(1,977)	(26,170)	(24,162)

Change in Select Class Shares	13,940	566	23,339	(746)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Period Ended 10/31/2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,913	$9,224	$50
Distributions reinvested	294	55	—
Cost of shares redeemed	(6,671)	(450)	—

Change in net assets resulting from Class A capital transactions	$35,536	$8,829	$50

Class C
Proceeds from shares issued	$1,304	$530	$50
Distributions reinvested	24	14	—
Cost of shares redeemed	(202)	— (b)	—

Change in net assets resulting from Class C capital transactions	$1,126	$544	$50

Class R2
Proceeds from shares issued	$—	$367	$50
Distributions reinvested	13	13	—

Change in net assets resulting from Class R2 capital transactions	$13	$380	$50

Class R5
Proceeds from shares issued	$—	$367	$—
Distributions reinvested	16	16	—

Change in net assets resulting from Class R5 capital transactions	$16	$383	$—

Select Class
Proceeds from shares issued	$23,134	$21,742	$1,763,157
Distributions reinvested	935	839	—
Cost of shares redeemed	(2,392)	(12)	(51,292)

Change in net assets resulting from Select Class capital transactions	$21,677	$22,569	$1,711,865

Total change in net assets resulting from capital transactions	$58,368	$32,705	$1,712,015

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Period Ended 10/31/2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	2,719	656	3
Reinvested	19	4	—
Redeemed	(429)	(32)	—

Change in Class A Shares	2,309	628	3

Class C
Issued	83	41	3
Reinvested	2	1	—
Redeemed	(13)	— (b)	—

Change in Class C Shares	72	42	3

Class R2
Issued	—	29	3
Reinvested	— (b)	1	—

Change in Class R2 Shares	— (b)	30	3

Class R5
Issued	—	29	—
Reinvested	1	1	—

Change in Class R5 Shares	1	30	—

Select Class
Issued	1,481	1,669	112,224
Reinvested	61	62	—
Redeemed	(150)	(1)	(3,099)

Change in Select Class Shares	1,392	1,730	109,125

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$105,812	$45,000	$26,970	$26,703
Distributions reinvested	1,255	1,404	2,228	2,272
Cost of shares redeemed	(40,285)	(57,239)	(37,925)	(33,906)

Change in net assets resulting from Class A capital transactions	$66,782	$(10,835)	$(8,727)	$(4,931)

Class B
Proceeds from shares issued	$21	$50	$11	$42
Distributions reinvested	15	23	51	67
Cost of shares redeemed	(833)	(853)	(959)	(1,257)

Change in net assets resulting from Class B capital transactions	$(797)	$(780)	$(897)	$(1,148)

Class C
Proceeds from shares issued	$6,897	$2,504	$6,413	$4,855
Distributions reinvested	149	149	280	245
Cost of shares redeemed	(4,742)	(5,942)	(5,069)	(4,620)

Change in net assets resulting from Class C capital transactions	$2,304	$(3,289)	$1,624	$480

Class R2
Proceeds from shares issued	$1,194	$662	$1,192	$539
Distributions reinvested	5	2	4	3
Cost of shares redeemed	(834)	(57)	(310)	(243)

Change in net assets resulting from Class R2 capital transactions	$365	$607	$886	$299

Class R5
Proceeds from shares issued	$37,375	$22,598	$—	$—
Distributions reinvested	1,634	1,179	—	—
Cost of shares redeemed	(11,484)	(9,719)	—	—

Change in net assets resulting from Class R5 capital transactions	$27,525	$14,058	$—	$—

Class R6
Proceeds from shares issued	$408,248	$329,320	$—	$—
Subscriptions in-kind (See Note 8)	47,211	—	—	—
Distributions reinvested	16,840	11,257	—	—
Cost of shares redeemed	(64,207)	(37,992)	—	—

Change in net assets resulting from Class R6 capital transactions	$408,092	$302,585	$—	$—

Select Class
Proceeds from shares issued	$235,602	$63,016	$178,267	$45,653
Distributions reinvested	2,411	2,202	1,263	1,712
Cost of shares redeemed	(64,314)	(54,058)	(270,919)	(91,894)

Change in net assets resulting from Select Class capital transactions	$173,699	$11,160	$(91,389)	$(44,529)

Total change in net assets resulting from capital transactions	$677,970	$313,506	$(98,503)	$(49,829)

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	7,127	3,527	1,430	1,627
Reinvested	88	111	125	148
Redeemed	(2,725)	(4,441)	(2,032)	(2,081)

Change in Class A Shares	4,490	(803)	(477)	(306)

Class B
Issued	1	3	1	2
Reinvested	1	2	3	5
Redeemed	(58)	(69)	(56)	(83)

Change in Class B Shares	(56)	(64)	(52)	(76)

Class C
Issued	487	207	347	304
Reinvested	11	12	16	16
Redeemed	(341)	(492)	(277)	(291)

Change in Class C Shares	157	(273)	86	29

Class R2
Issued	80	53	65	33
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(56)	(4)	(17)	(15)

Change in Class R2 Shares	24	49	48	18

Class R5
Issued	2,576	1,799	—	—
Reinvested	113	92	—	—
Redeemed	(774)	(757)	—	—

Change in Class R5 Shares	1,915	1,134	—	—

Class R6
Issued	27,104	25,388	—	—
Subscriptions in-kind (See Note 8)	3,203	—	—	—
Reinvested	1,159	881	—	—
Redeemed	(4,564)	(2,974)	—	—

Change in Class R6 Shares	26,902	23,295	—	—

Select Class
Issued	15,550	4,933	9,085	2,866
Reinvested	166	172	71	111
Redeemed	(4,340)	(4,163)	(14,437)	(5,614)

Change in Select Class Shares	11,376	942	(5,281)	(2,637)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Unconstrained Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Period Ended 10/31/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,075	$37,212	$15	$50
Distributions reinvested	1,575	1,455	1	—
Cost of shares redeemed	(23,430)	(21,984)	—	—

Change in net assets resulting from Class A capital transactions	$37,220	$16,683	$16	$50

Class B
Proceeds from shares issued	$135	$19	$—	$—
Distributions reinvested	6	10	—	—
Cost of shares redeemed	(216)	(289)	—	—

Change in net assets resulting from Class B capital transactions	$(75)	$(260)	$—	$—

Class C
Proceeds from shares issued	$530	$87	$5	$50
Distributions reinvested	7	9	1	—
Cost of shares redeemed	(109)	(166)	—	—

Change in net assets resulting from Class C capital transactions	$428	$(70)	$6	$50

Class R2
Proceeds from shares issued	$—	$—	$—	$50
Distributions reinvested	—	—	1	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1	$50

Class R5
Proceeds from shares issued	$—	$—	$—	$50
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$2	$50

Class R6
Proceeds from shares issued	$376,122	$312,227	$—	$50
Distributions reinvested	17,272	12,897	2	—
Cost of shares redeemed	(67,810)	(33,425)	—	—

Change in net assets resulting from Class R6 capital transactions	$325,584	$291,699	$2	$50

Institutional Class
Proceeds from shares issued	$20,744	$9,873	$—	$—
Distributions reinvested	699	788	—	—
Cost of shares redeemed	(13,670)	(10,083)	—	—

Change in net assets resulting from Institutional Class capital transactions	$7,773	$578	$—	$—

Select Class
Proceeds from shares issued	$12,030	$13,694	$29	$2,750
Distributions reinvested	549	516	92	—
Cost of shares redeemed	(5,902)	(10,698)	—	—

Change in net assets resulting from Select Class capital transactions	$6,677	$3,512	$121	$2,750

Total change in net assets resulting from capital transactions	$377,607	$312,142	$148	$3,000

(a)	Commencement of operations was November 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Opportunities Fund		International Unconstrained Equity Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013		Period Ended 10/31/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	4,282	3,125	1		3
Reinvested	122	132	—	(b)	—
Redeemed	(1,702)	(1,828)	—		—

Change in Class A Shares	2,702	1,429	1		3

Class B
Issued	10	1	—		—
Reinvested	— (b)	1	—		—
Redeemed	(15)	(24)	—		—

Change in Class B Shares	(5)	(22)	—		—

Class C
Issued	37	8	1		3
Reinvested	1	1	—	(b)	—
Redeemed	(8)	(14)	—		—

Change in Class C Shares	30	(5)	1		3

Class R2
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—

Change in Class R5 Shares	—	—	—	(b)	3

Class R6
Issued	26,629	25,578	—		3
Reinvested	1,310	1,153	—	(b)	—
Redeemed	(5,104)	(2,807)	—		—

Change in Class R6 Shares	22,835	23,924	—	(b)	3

Institutional Class
Issued	1,473	808	—		—
Reinvested	53	70	—		—
Redeemed	(927)	(828)	—		—

Change in Institutional Class Shares	599	50	—		—

Select Class
Issued	859	1,131	2		183
Reinvested	42	46	5		—
Redeemed	(433)	(908)	—		—

Change in Select Class Shares	468	269	7		183

(a)	Commencement of operations was November 30, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013	Year Ended 10/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$112,329	$49,899	$32,402	$8,357
Distributions reinvested	2,655	3,261	466	317
Cost of shares redeemed	(52,869)	(44,716)	(14,316)	(9,553)

Change in net assets resulting from Class A capital transactions	$62,115	$8,444	$18,552	$(879)

Class B
Proceeds from shares issued	$45	$43	$—	$—
Distributions reinvested	44	75	—	—
Cost of shares redeemed	(1,120)	(770)	—	—

Change in net assets resulting from Class B capital transactions	$(1,031)	$(652)	$—	$—

Class C
Proceeds from shares issued	$9,020	$2,699	$238	$154
Distributions reinvested	184	274	7	2
Cost of shares redeemed	(4,410)	(5,245)	(208)	(332)

Change in net assets resulting from Class C capital transactions	$4,794	$(2,272)	$37	$(176)

Class R2
Proceeds from shares issued	$612	$385	$— (a)	$2
Distributions reinvested	8	10	1	1
Cost of shares redeemed	(490)	(222)	(4)	(32)

Change in net assets resulting from Class R2 capital transactions	$130	$173	$(3)	$(29)

Class R6
Proceeds from shares issued	$68,474	$33,126	$—	$—
Distributions reinvested	2	2	—	—
Cost of shares redeemed	(292)	(9,200)	—	—

Change in net assets resulting from Class R6 capital transactions	$68,184	$23,928	$—	$—

Institutional Class
Proceeds from shares issued	$495,944	$256,917	$198,991	$115,082
Distributions reinvested	14,688	14,739	5,184	2,649
Cost of shares redeemed	(243,260)	(190,594)	(17,590)	(4,834)

Change in net assets resulting from Institutional Class capital transactions	$267,372	$81,062	$186,585	$112,897

Select Class
Proceeds from shares issued	$778,419	$551,695	$4,584	$1,207
Distributions reinvested	22,937	29,315	41	20
Cost of shares redeemed	(961,438)	(551,786)	(2,616)	(4,230)

Change in net assets resulting from Select Class capital transactions	$(160,082)	$29,224	$2,009	$(3,003)

Total change in net assets resulting from capital transactions	$241,482	$139,907	$207,180	$108,810

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2013	Year Ended 10/31/2012	Year Ended 10/31/2013		Year Ended 10/31/2012
SHARE TRANSACTIONS:
Class A
Issued	8,194	4,264	1,795		551
Reinvested	210	297	28		22
Redeemed	(3,928)	(3,776)	(812)		(631)

Change in Class A Shares	4,476	785	1,011		(58)

Class B
Issued	4	4	—		—
Reinvested	3	7	—		—
Redeemed	(85)	(66)	—		—

Change in Class B Shares	(78)	(55)	—		—

Class C
Issued	666	236	12		12
Reinvested	15	26	1		— (a)
Redeemed	(337)	(462)	(11)		(23)

Change in Class C Shares	344	(200)	2		(11)

Class R2
Issued	46	33	—	(a)	— (a)
Reinvested	1	1	—	(a)	— (a)
Redeemed	(36)	(19)	—	(a)	(2)

Change in Class R2 Shares	11	15	—	(a)	(2)

Class R6
Issued	4,945	2,821	—		—
Reinvested	— (a)	— (a)	—		—
Redeemed	(21)	(730)	—		—

Change in Class R6 Shares	4,924	2,091	—		—

Institutional Class
Issued	35,943	21,768	10,861		7,445
Reinvested	1,146	1,323	306		184
Redeemed	(17,638)	(15,861)	(1,063)		(315)

Change in Institutional Class Shares	19,451	7,230	10,104		7,314

Select Class
Issued	57,568	46,604	248		77
Reinvested	1,797	2,644	2		1
Redeemed	(70,321)	(46,673)	(146)		(274)

Change in Select Class Shares	(10,956)	2,575	104		(196)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2013	$12.88	$0.19	(d)	$0.67	$0.86	$(0.11)	$—
Year Ended October 31, 2012	12.65	0.17	(d)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(d)	(1.44)	(1.24)	(0.02)	—	(e)
Year Ended October 31, 2010	10.47	0.11	(d)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—

Class C
Year Ended October 31, 2013	12.72	0.13	(d)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(d)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(d)	(1.37)	(1.29)	—	—	(e)
Year Ended October 31, 2010	10.46	0.05	(d)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—

Class R5
Year Ended October 31, 2013	12.94	0.25	(d)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(d)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(d)	(1.47)	(1.17)	(0.05)	—	(e)
Year Ended October 31, 2010	10.48	0.17	(d)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—

Select Class
Year Ended October 31, 2013	12.91	0.21	(d)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(d)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(d)	(1.45)	(1.20)	(0.04)	—	(e)
Year Ended October 31, 2010	10.48	0.14	(d)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.63	6.67%	$69,690	1.60%	1.45%	1.72%	43%
12.88	3.15	30,356	1.65	1.37	1.76	72
12.65	(8.93)	43,519	1.75	1.50	1.75	84
13.91	36.12	49	1.85	0.96	3.99	156
10.47	52.59	36	1.85	2.27	5.59	141

13.44	6.25	5,089	2.10	1.02	2.22	43
12.72	2.54	2,088	2.12	1.21	2.27	72
12.58	(9.30)	516	2.28	0.57	2.32	84
13.87	35.33	49	2.35	0.46	4.49	156
10.46	51.98	36	2.35	1.77	6.08	141

13.71	7.21	676,985	1.15	1.84	1.27	43
12.94	3.53	331,032	1.19	1.99	1.31	72
12.71	(8.45)	228,411	1.31	2.14	1.32	84
13.93	36.66	50	1.40	1.41	3.54	156
10.48	53.31	37	1.40	2.72	5.13	141

13.67	7.04	277,822	1.35	1.61	1.47	43
12.91	3.34	82,457	1.39	1.70	1.51	72
12.68	(8.65)	73,787	1.52	1.76	1.55	84
13.92	36.35	7,313	1.60	1.21	3.74	156
10.48	53.07	5,360	1.60	2.52	5.33	141

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2013	$22.01	$0.10	(d)	$1.02	$1.12	$(0.08)	$—
Year Ended October 31, 2012	21.09	0.07	(d)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(d)	(2.33)	(2.27)	(0.09)	—	(e)
Year Ended October 31, 2010	18.79	(0.01	)(d)	4.71	4.70	(0.04)	—	(e)
Year Ended October 31, 2009	12.66	0.07	(d)	6.31	6.38	(0.25)	—	(e)

Class B
Year Ended October 31, 2013	21.59	(0.04	)(d)	1.03	0.99	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(d)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(d)	(2.28)	(2.35)	—	—	(e)
Year Ended October 31, 2010	18.60	(0.12	)(d)	4.67	4.55	—	—	(e)
Year Ended October 31, 2009	12.46	—	(d)(e)	6.25	6.25	(0.11)	—	(e)

Class C
Year Ended October 31, 2013	21.44	(0.01	)(d)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(d)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(d)	(2.29)	(2.34)	(0.02)	—	(e)
Year Ended October 31, 2010	18.49	(0.11	)(d)	4.63	4.52	—	—	(e)
Year Ended October 31, 2009	12.42	(0.01	)(d)	6.23	6.22	(0.15)	—	(e)

Institutional Class
Year Ended October 31, 2013	22.65	0.20	(d)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(d)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(d)	(2.40)	(2.24)	(0.14)	—	(e)
Year Ended October 31, 2010	19.23	0.08	(d)	4.82	4.90	(0.09)	—	(e)
Year Ended October 31, 2009	12.97	0.14	(d)	6.45	6.59	(0.33)	—	(e)

Select Class
Year Ended October 31, 2013	22.40	0.17	(d)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(d)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(d)	(2.38)	(2.25)	(0.13)	—	(e)
Year Ended October 31, 2010	19.04	0.05	(d)	4.77	4.82	(0.06)	—	(e)
Year Ended October 31, 2009	12.84	0.11	(d)	6.39	6.50	(0.30)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.05	5.08%	$327,090	1.76%	0.46%	1.79%	34%
22.01	4.36	281,194	1.82	0.33	1.82	20
21.09	(9.73)	265,458	1.79	0.28	1.80	9
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10

22.57	4.57	4,245	2.26	(0.18)	2.29	34
21.59	3.80	6,100	2.32	(0.23)	2.32	20
20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10

22.41	4.56	56,119	2.26	(0.06)	2.29	34
21.44	3.83	44,643	2.32	(0.17)	2.32	20
20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10

23.73	5.47	1,123,600	1.36	0.88	1.39	34
22.65	4.80	629,223	1.41	0.73	1.42	20
21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10

23.47	5.34	1,900,639	1.51	0.74	1.54	34
22.40	4.65	1,291,326	1.57	0.60	1.57	20
21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Equity Income Fund
Class A
Year Ended October 31, 2013	$14.12	$0.43	(f)	$2.55	$2.98	$(0.41)	$(0.02)	$(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011(g) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011(g) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Class R2
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011(g) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011(g) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)

Select Class
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011(g) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expense incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.67	21.40%	$49,118	1.24%		2.77%		1.82%		63%
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(h)(i)	40

16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(h)(i)	40

16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(h)(i)	40

16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(h)(i)	40

16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(h)(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Global Research Enhanced Index Fund
Class A
February 28, 2013(f) through October 31, 2013	$15.00	$0.19	(g)	$2.14	$2.33

Class C
February 28, 2013(f) through October 31, 2013	15.00	0.14	(g)	2.14	2.28

Class R2
February 28, 2013(f) through October 31, 2013	15.00	0.17	(g)	2.13	2.30

Select Class
February 28, 2013(f) through October 31, 2013	15.00	0.19	(g)	2.18	2.37

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.33	15.53%	$58	0.58	%(h)	1.79	%(h)	1.62	%(h)(i)	25%

17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2013	$13.36	$0.20	(f)	$2.56	$2.76	$(0.20)	$—	$(0.20)	$—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2010	12.33	0.18	(f)	1.07	1.25	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2009	18.28	0.20	(f)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(g)

Class B
Year Ended October 31, 2013	12.93	0.11	(f)	2.49	2.60	(0.14)	—	(0.14)	—
Year Ended October 31, 2012	12.22	0.16	(f)	0.70	0.86	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(f)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.97	0.11	(f)	1.04	1.15	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	18.01	0.14	(f)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(g)

Class C
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2010	11.85	0.11	(f)	1.01	1.12	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2009	17.92	0.14	(f)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(g)

Class R2
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(0.15)	—	(g)
November 3, 2008(h) through October 31, 2009	18.29	0.18	(f)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(g)

Class R5
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(g)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2009	18.38	0.25	(f)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(g)

Class R6
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—	(0.26)	—
November 30, 2010(h) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(0.28)	—	(g)

Select Class
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2010	12.47	0.22	(f)	1.08	1.30	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2009	18.38	0.24	(f)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.92	20.85%	$188,590	1.30%	1.33%	1.47%	8%
13.36	7.70	98,274	1.30	1.72	1.51	5
12.61	(4.49)	102,866	1.31	1.63	1.52	18
13.40	10.42	131,125	1.31	1.44	1.54	15
12.33	27.39	114,557	1.31	1.90	1.62	14

15.39	20.26	1,711	1.80	0.80	1.97	8
12.93	7.15	2,164	1.80	1.31	2.01	5
12.22	(4.99)	2,817	1.81	1.08	2.02	18
13.00	9.82	4,543	1.86	0.89	2.04	15
11.97	26.72	5,303	1.87	1.44	2.12	14

15.20	20.25	23,655	1.80	0.83	1.97	8
12.78	7.16	17,873	1.80	1.31	2.01	5
12.08	(4.93)	20,193	1.81	1.09	2.02	18
12.85	9.69	23,370	1.86	0.88	2.04	15
11.85	26.76	22,934	1.87	1.46	2.12	14

15.87	20.58	1,230	1.55	0.78	1.72	8
13.31	7.45	721	1.55	1.16	1.74	5
12.58	(4.73)	67	1.56	1.33	1.77	18
13.37	10.07	70	1.56	1.17	1.79	15
12.31	26.95	64	1.56	1.76	1.85	14

16.13	21.42	106,963	0.85	1.79	1.02	8
13.52	8.19	63,767	0.85	2.24	1.05	5
12.75	(4.07)	45,680	0.86	1.69	1.08	18
13.55	10.86	242,131	0.86	1.86	1.10	15
12.47	27.92	144,494	0.86	2.39	1.16	14

16.13	21.47	1,248,489	0.80	1.85	0.97	8
13.52	8.23	682,861	0.80	2.26	1.00	5
12.75	1.20	347,040	0.81	2.23	1.01	18

16.13	21.23	434,316	1.05	1.51	1.22	8
13.52	7.91	210,375	1.05	2.02	1.25	5
12.76	(4.26)	186,425	1.06	1.76	1.27	18
13.56	10.72	241,123	1.06	1.74	1.29	15
12.47	27.73	260,814	1.06	2.28	1.37	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2013	$17.24	$0.38	(f)	$4.00	$4.38	$(0.42)	$—	$(0.42)	$—
Year Ended October 31, 2012	16.83	0.37	(f)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(f)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2010	17.89	0.33	(f)	1.10	1.43	(0.29)	—	(0.29)	—	(g)
Year Ended October 31, 2009	16.27	0.36	(f)	3.52	3.88	(0.70)	(1.56)	(2.26)	—	(g)

Class B
Year Ended October 31, 2013	15.91	0.25	(f)	3.70	3.95	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(f)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(f)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2010	16.54	0.18	(f)	1.02	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(f)	3.25	3.49	(0.52)	(1.56)	(2.08)	—	(g)

Class C
Year Ended October 31, 2013	16.68	0.27	(f)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(f)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(f)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	17.35	0.20	(f)	1.06	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(f)	3.41	3.65	(0.52)	(1.56)	(2.08)	—	(g)

Class R2
Year Ended October 31, 2013	17.03	0.35	(f)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(f)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(f)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(g)
Year Ended October 31, 2010	17.76	0.28	(f)	1.10	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008(h) through October 31, 2009	16.32	0.27	(f)	3.48	3.75	(0.75)	(1.56)	(2.31)	—	(g)

Select Class
Year Ended October 31, 2013	17.36	0.40	(f)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(f)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(f)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(g)
Year Ended October 31, 2010	18.01	0.37	(f)	1.12	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(f)	3.51	3.93	(0.75)	(1.56)	(2.31)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$21.20	25.84%	$108,193	0.75%	2.04%	1.35%	51%
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39
17.89	27.74	109,441	1.07	2.40	1.37	37

19.57	25.13	2,751	1.34	1.42	1.85	51
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39
16.54	26.78	8,179	1.80	1.72	1.87	37

20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39
17.35	26.74	16,231	1.80	1.63	1.87	37

20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39
17.76	26.96	234	1.32	1.77	1.62	37

21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39
18.01	28.02	772,784	0.82	2.76	1.12	37

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2013	$12.45	$0.25	(f)	$2.83	$3.08	$(0.28)	$—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Year Ended October 31, 2010	12.10	0.15	(f)	1.24	1.39	(0.29)	—	(g)
Year Ended October 31, 2009	9.95	0.19	(f)	2.16	2.35	(0.20)	—	(g)

Class B
Year Ended October 31, 2013	12.46	0.18	(f)	2.83	3.01	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(f)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(f)	(1.10)	(0.95)	(0.21)	—	(g)
Year Ended October 31, 2010	12.03	0.08	(f)	1.23	1.31	(0.25)	—	(g)
Year Ended October 31, 2009	9.83	0.14	(f)	2.16	2.30	(0.10)	—	(g)

Class C
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Year Ended October 31, 2010	11.82	0.09	(f)	1.20	1.29	(0.27)	—	(g)
Year Ended October 31, 2009	9.77	0.13	(f)	2.11	2.24	(0.19)	—	(g)

Class R6
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Year Ended October 31, 2010	12.29	0.22	(f)	1.24	1.46	(0.33)	—	(g)
Year Ended October 31, 2009	10.13	0.25	(f)	2.18	2.43	(0.27)	—	(g)

Select Class
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)
Year Ended October 31, 2010	12.24	0.19	(f)	1.25	1.44	(0.31)	—	(g)
Year Ended October 31, 2009	10.07	0.22	(f)	2.18	2.40	(0.23)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.25	25.09%	$123,807	1.25%	1.78%	1.26%	36%
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57
12.10	24.17	13,773	1.41	1.84	1.42	85

15.29	24.45	484	1.73	1.28	1.76	36
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57
12.03	23.62	1,716	1.91	1.34	1.92	85

14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57
11.82	23.50	636	1.91	1.20	1.92	85

15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57
12.29	24.70	161,023	0.92	2.41	1.02	85

15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57
12.24	24.41	28,588	1.16	2.12	1.17	85

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2013	$17.28	$0.15	$3.62	$3.77	$(0.11)	$(0.35)	$(0.46)
November 30, 2011(f) through October 31, 2012	15.00	0.17	2.11	2.28	—	—	—

Class C
Year Ended October 31, 2013	17.20	0.07	3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011(f) through October 31, 2012	15.00	0.10	2.10	2.20	—	—	—

Class R2
Year Ended October 31, 2013	17.24	0.12	3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011(f) through October 31, 2012	15.00	0.14	2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2013	17.35	0.25	3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011(f) through October 31, 2012	15.00	0.24	2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2013	17.36	0.26	3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011(f) through October 31, 2012	15.00	0.25	2.11	2.36	—	—	—

Select Class
Year Ended October 31, 2013	17.32	0.21	3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011(f) through October 31, 2012	15.00	0.21	2.11	2.32	—	—	—

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$20.59	22.23%	$83	1.32	%(g)	0.89	%(g)	7.99	%(g)	65%
17.28	15.20	58	1.32	(g)	1.17	(g)	6.99	(g)	40

20.47	21.61	76	1.82	(g)	0.40	(g)	8.35	(g)	65
17.20	14.67	57	1.82	(g)	0.67	(g)	7.47	(g)	40

20.53	21.92	70	1.57	(g)	0.67	(g)	8.01	(g)	65
17.24	14.93	57	1.57	(g)	0.92	(g)	7.23	(g)	40

20.69	22.76	71	0.87	(g)	1.37	(g)	7.31	(g)	65
17.35	15.67	58	0.87	(g)	1.62	(g)	6.54	(g)	40

20.70	22.80	71	0.82	(g)	1.42	(g)	7.26	(g)	65
17.36	15.73	58	0.82	(g)	1.67	(g)	6.49	(g)	40

20.64	22.49	3,925	1.07	(g)	1.17	(g)	7.52	(g)	65
17.32	15.47	3,175	1.07	(g)	1.42	(g)	6.74	(g)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2013	$12.18	$0.22	(f)	$2.91	$3.13	$(0.29)	$—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(g)
Year Ended October 31, 2010	12.27	0.17	(f)	1.20	1.37	(0.28)	—	(g)
Year Ended October 31, 2009	10.32	0.23	(f)	2.06	2.29	(0.34)	—	(g)

Class B
Year Ended October 31, 2013	12.03	0.17	(f)	2.87	3.04	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(f)	0.20	0.45	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(f)	(1.16)	(0.95)	(0.34)	—	(g)
Year Ended October 31, 2010	12.10	0.11	(f)	1.18	1.29	(0.21)	—	(g)
Year Ended October 31, 2009	10.12	0.18	(f)	2.03	2.21	(0.23)	—	(g)

Class C
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(g)
Year Ended October 31, 2010	11.96	0.11	(f)	1.17	1.28	(0.23)	—	(g)
Year Ended October 31, 2009	10.04	0.18	(f)	2.02	2.20	(0.28)	—	(g)

Class R2
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(g)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(g)
November 3, 2008(h) through October 31, 2009	10.33	0.09	(f)	2.15	2.24	(0.38)	—	(g)

Class R6
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010(h) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(g)

Institutional Class
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(g)
Year Ended October 31, 2010	12.47	0.25	(f)	1.19	1.44	(0.32)	—	(g)
Year Ended October 31, 2009	10.47	0.28	(f)	2.10	2.38	(0.38)	—	(g)

Select Class
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(g)
Year Ended October 31, 2010	12.40	0.23	(f)	1.18	1.41	(0.31)	—	(g)
Year Ended October 31, 2009	10.42	0.25	(f)	2.10	2.35	(0.37)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.02	26.13%	$221,077	1.33%	1.66%	1.35%	66%
12.18	4.64	124,691	1.35	2.66	1.37	62
12.05	(6.91)	113,976	1.34	2.15	1.36	60
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98

14.86	25.64	2,476	1.82	1.29	1.85	66
12.03	4.04	2,932	1.85	2.20	1.87	62
11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98

14.61	25.58	22,682	1.83	1.19	1.85	66
11.84	4.04	14,311	1.85	2.23	1.87	62
11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98

14.78	25.91	1,249	1.59	1.39	1.60	66
11.99	4.27	881	1.60	2.43	1.62	62
11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

15.29	26.84	107,313	0.84	2.12	0.85	66
12.38	5.11	25,945	0.84	3.06	0.87	62
12.26	(0.10)	50	0.84	2.57	0.86	60

15.29	26.72	1,087,334	0.94	2.08	0.95	66
12.38	5.00	639,798	0.94	3.03	0.97	62
12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98

15.19	26.46	1,634,392	1.09	1.99	1.10	66
12.31	4.87	1,458,864	1.10	2.92	1.12	62
12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2013	$15.90	$0.25	(f)	$3.88	$4.13	$(0.24)	$—
Year Ended October 31, 2012	15.32	0.25	(f)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(f)	(1.27)	(1.03)	(0.24)	—	(g)
Year Ended October 31, 2010	14.99	0.12	(f)	1.73	1.85	(0.25)	—	(g)
Year Ended October 31, 2009	13.51	0.19	(f)	2.40	2.59	(1.11)	—	(g)

Class C
Year Ended October 31, 2013	16.00	0.17	(f)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(f)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(f)	(1.26)	(1.11)	(0.14)	—	(g)
Year Ended October 31, 2010	14.99	0.05	(f)	1.73	1.78	(0.16)	—	(g)
Year Ended October 31, 2009	13.37	0.13	(f)	2.41	2.54	(0.92)	—	(g)

Class R2
Year Ended October 31, 2013	15.74	0.20	(f)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(f)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(f)	(1.22)	(1.05)	(0.20)	—	(g)
Year Ended October 31, 2010	14.86	0.08	(f)	1.72	1.80	(0.20)	—	(g)
November 3, 2008 (i) through October 31, 2009	13.56	0.16	(f)	2.32	2.48	(1.18)	—	(g)

Institutional Class
Year Ended October 31, 2013	16.24	0.34	(f)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(f)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(f)	(1.29)	(0.97)	(0.31)	—	(g)
Year Ended October 31, 2010	15.27	0.19	(f)	1.78	1.97	(0.30)	—	(g)
Year Ended October 31, 2009	13.76	0.25	(f)	2.46	2.71	(1.20)	—	(g)

Select Class
Year Ended October 31, 2013	16.46	0.31	(f)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(f)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(f)	(1.28)	(1.02)	(0.12)	—	(g)
Year Ended October 31, 2010	15.31	0.15	(f)	1.79	1.94	(0.26)	—	(g)
Year Ended October 31, 2009	13.72	0.23	(f)	2.45	2.68	(1.09)	—	(g)

(a)	Annualized for periods less than one year
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.79	26.25%	$60,135	1.47%		1.42%	1.54%	49%
15.90	4.97	32,231	1.50		1.65	1.62	46
15.32	(6.30)	31,942	1.50		1.42	1.61	79
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(h)	1.51	1.63	95

19.92	25.60	1,131	1.98		0.94	2.04	49
16.00	4.45	875	2.00		1.18	2.12	46
15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(h)	1.03	2.13	95

19.61	26.02	98	1.72		1.16	1.79	49
15.74	4.64	81	1.75		1.29	1.87	46
15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(h)	1.29	1.87	95

20.23	26.90	582,599	0.97		1.88	1.14	49
16.24	5.50	303,575	1.00		2.16	1.21	46
15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(h)	1.90	1.22	95

20.51	26.56	13,916	1.23		1.68	1.29	49
16.46	5.24	9,467	1.25		1.94	1.37	46
15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(h)	1.81	1.38	95

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Class R6*, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on December 23, 2013 for Emerging Markets Equity Fund.

Global Research Enhanced Index Fund commenced operations on February 28, 2013.

International Unconstrained Equity Fund commenced operations on November 30, 2011. Prior to May 31, 2013, the Fund was not publicly offered for investment.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Effective November 1, 2009, Class B Shares of Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$130,275	$—	$—		$130,275
China	20,506	158,925	—		179,431
Hong Kong	—	55,707	—	(a)	55,707
Hungary	—	9,829	—		9,829
India	32,180	35,227	—		67,407
Indonesia	—	18,251	—		18,251
Mexico	6,558	—	—		6,558
Netherlands	3,778	—	—		3,778
Poland	—	43,825	—		43,825
Qatar	5,185	—	—		5,185
Russia	14,839	84,897	—		99,736
South Africa	5,129	39,100	—		44,229
South Korea	16,932	140,040	—		156,972
Taiwan	36,960	83,309	—		120,269
Thailand	—	4,723	—		4,723
Turkey	—	50,956	—		50,956
United Arab Emirates	—	15,881	—		15,881

Total Common Stocks	272,342	740,670	—	(a)	1,013,012

Preferred Stocks
Brazil	3,063	—	—		3,063
Short-Term Investment
Investment Company	14,082	—	—		14,082

Total Investments in Securities	$289,487	$740,670	$—	(a)	$1,030,157

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$338,857	$—	$—	$338,857
China	—	223,541	—	223,541
Colombia	50,043	—	—	50,043
Cyprus	16,387	16,581	—	32,968
Hong Kong	—	248,536	—	248,536
India	121,316	426,103	—	547,419
Indonesia	—	112,914	—	112,914
Luxembourg	64,931	—	—	64,931
Malaysia	—	34,446	—	34,446
Mexico	93,023	—	—	93,023
Panama	16,853	—	—	16,853
Peru	49,763	—	—	49,763
Poland	—	9,892	—	9,892
Russia	—	142,625	—	142,625
South Africa	29,044	478,002	—	507,046
South Korea	—	259,454	—	259,454
Taiwan	83,998	108,528	—	192,526
Thailand	—	121,135	—	121,135
Turkey	—	102,166	—	102,166
United Kingdom	—	114,785	—	114,785

Total Common Stocks	864,215	2,398,708	—	3,262,923

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$28,934	$—	$—	$28,934
Short-Term Investment
Investment Company	141,356	—	—	141,356

Total Investments in Securities	$1,034,505	$2,398,708	$—	$3,433,213

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$5,562	$—	$5,562
Belgium	—	856	—	856
Brazil	1,783	—	—	1,783
Canada	2,041	—	—	2,041
China	—	2,079	—	2,079
Denmark	1,585	—	—	1,585
Finland	—	254	—	254
France	—	10,995	—	10,995
Germany	—	5,943	—	5,943
Hong Kong	—	897	—	897
Italy	—	2,369	—	2,369
Japan	—	7,392	—	7,392
Netherlands	—	2,738	—	2,738
Norway	—	930	—	930
Singapore	—	2,801	—	2,801
Sweden	—	3,607	—	3,607
Switzerland	—	5,979	—	5,979
Taiwan	—	360	—	360
United Kingdom	839	10,733	—	11,572
United States	34,459	—	—	34,459

Total Common Stocks	40,707	63,495	—	104,202

Short-Term Investment
Investment Company	3,942	—	—	3,942

Total Investments in Securities	$44,649	$63,495	$—	$108,144

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$48	$—	$48

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(238)	$—	$(238)

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$60,626	$—	$60,626
Austria	—	2,176	—	2,176
Belgium	—	8,779	—	8,779
Bermuda	6,157	—	—	6,157
Canada	57,961	—	—	57,961
China	—	328	—	328
Colombia	1	—	—	1
Denmark	1,507	11,479	—	12,986
Finland	—	4,653	—	4,653
France	2,234	69,741	—	71,975
Germany	—	63,556	—	63,556
Hong Kong	616	21,399	—	22,015
Ireland	5,126	4,567	—	9,693
Italy	—	16,367	—	16,367
Japan	1,228	156,720	—	157,948
Luxembourg	—	1,911	—	1,911
Netherlands	539	34,564	—	35,103
New Zealand	—	453	—	453
Norway	—	2,874	—	2,874
Portugal	—	3,103	—	3,103
Singapore	3,828	11,310	—	15,138
Spain	925	31,384	—	32,309
Sweden	—	14,970	—	14,970
Switzerland	10,928	74,457	—	85,385
United Kingdom	4,062	147,595	—	151,657
United States	964,932	—	—	964,932

Total Common Stocks	1,060,044	743,012	—	1,803,056

Preferred Stocks
Germany	—	5,582	—	5,582
United Kingdom	34	—	—	34

Total Preferred Stocks	34	5,582	—	5,616

Short-Term Investment
Investment Company	85,564	—	—	85,564

Total Investments in Securities	$1,145,642	$748,594	$—	$1,894,236

Appreciation in Other Financial Instruments
Futures Contracts	$2,316	$—	$—	$2,316

Depreciation in Other Financial Instruments
Futures Contracts	$(50)	$—	$—	$(50)

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

JPMorgan International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$41,351	$—	$41,351
Belgium	—	28,445	—	28,445
China	—	63,225	—	63,225
France	258	239,964	—	240,222
Germany	805	141,408	—	142,213
Hong Kong	—	74,510	—	74,510
India	10,958	—	—	10,958
Indonesia	—	8,642	—	8,642
Israel	14,364	—	—	14,364
Japan	—	338,105	—	338,105
Netherlands	—	109,725	—	109,725
South Korea	—	32,438	—	32,438
Spain	—	17,288	—	17,288
Sweden	—	12,721	—	12,721
Switzerland	—	280,103	—	280,103
Taiwan	13,752	—	—	13,752
United Kingdom	—	461,391	—	461,391

Total Common Stocks	40,137	1,849,316	—	1,889,453

Preferred Stocks
Germany	—	49,472	—	49,472
Short-Term Investment
Investment Company	61,450	—	—	61,450

Total Investments in Securities	$101,587	$1,898,788	$—	$2,000,375

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$105	$28,289	$—	(a)	$28,394
Austria	—	8,709	—		8,709
Belgium	—	12,844	—		12,844
Bermuda	—	661	—		661
Brazil	946	—	—		946
Chile	2,841	—	—		2,841
China	—	3,927	—		3,927
Denmark	473	5,490	—		5,963
Finland	—	8,251	—		8,251
France	797	51,227	—		52,024
Germany	199	68,660	—		68,859
Greece	—	2,551	—		2,551
Hong Kong	25	6,547	—		6,572
Hungary	200	3,906	—		4,106
India	256	2,930	—		3,186
Ireland	1,052	3,129	—		4,181
Israel	696	2,851	—		3,547
Italy	—	42,139	—		42,139
Japan	126	118,949	—		119,075
Luxembourg	—	2,706	—		2,706
Mexico	3,684	—	—		3,684
Netherlands	557	19,968	—		20,525
New Zealand	—	2,789	—		2,789
Norway	—	8,127	—		8,127
Philippines	—	4,236	—		4,236
Portugal	—	6,542	—		6,542
Singapore	—	4,460	—		4,460
South Africa	102	3,966	—		4,068
South Korea	—	4,460	—		4,460
Spain	197	34,933	—		35,130
Sweden	—	9,519	—		9,519
Switzerland	74	16,887	—		16,961
Taiwan	—	3,346	—		3,346
Thailand	—	3,543	—		3,543
Turkey	—	3,131	—		3,131
United Kingdom	1,860	46,556	—		48,416
United States	—	51	—		51

Total Common Stocks	14,190	546,280	—	(a)	560,470

Preferred Stocks
Brazil	2,783	—	—		2,783
Chile	161	—	—		161
Germany	—	7,562	—		7,562
Italy	—	759	—		759
United Kingdom	4	—	—		4

Total Preferred Stocks	2,948	8,321	—		11,269

Short-Term Investment
Investment Company	19,452	—	—		19,452

Total Investments in Securities	$36,590	$554,601	$—	(a)	$591,191

Appreciation in Other Financial Instruments
Futures Contracts	$722	$—	$—		$722

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$30,595	$—	$30,595
Belgium	—	18,961	—	18,961
Canada	17,455	—	—	17,455
China	—	15,247	—	15,247
Denmark	—	23,857	—	23,857
Finland	—	15,955	116	16,071
France	22,318	138,470	—	160,788
Germany	—	139,394	—	139,394
Hong Kong	—	61,266	—	61,266
Ireland	—	11,471	—	11,471
Italy	—	13,290	—	13,290
Japan	—	274,159	—	274,159
Netherlands	—	67,478	—	67,478
South Korea	—	23,307	—	23,307
Spain	—	15,163	—	15,163
Sweden	—	47,944	—	47,944
Switzerland	—	133,306	—	133,306
Taiwan	6,931	—	—	6,931
United Kingdom	—	301,026	—	301,026

Total Common Stocks	46,704	1,330,889	116	1,377,709

Preferred Stocks
Germany	—	30,067	—	30,067
Short-Term Investment
Investment Company	19,578	—	—	19,578

Total Investments in Securities	$66,282	$1,360,956	$116	$1,427,354

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,772	$—	$6,772

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,310)	$—	$(3,310)

International Unconstrained Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$64	$—	$64
Canada	201	—	—	201
France	—	503	—	503
Germany	—	440	—	440
Hong Kong	—	199	—	199
India	95	—	—	95
Japan	—	480	—	480
Russia	—	84	—	84
South Africa	—	42	—	42
South Korea	—	188	—	188
Spain	—	165	—	165
Sweden	—	93	—	93
Switzerland	—	460	—	460
United Kingdom	47	1,083	—	1,130
United States	—	102	—	102

Total Common Stocks	343	3,903	—	4,246

Total Investments in Securities	$343	$3,903	$—	$4,246

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$72,963	$—	$72,963
Belgium	—	41,157	—	41,157
Brazil	18,830	—	—	18,830
Canada	14,398	—	—	14,398
China	—	40,060	—	40,060
Denmark	—	33,246	—	33,246
Finland	—	33,081	414	33,495
France	33,127	440,628	—	473,755
Germany	—	316,487	—	316,487
Hong Kong	—	89,065	—	89,065
India	17,138	—	—	17,138
Italy	—	120,131	—	120,131
Japan	—	646,163	—	646,163
Netherlands	—	139,926	—	139,926
Norway	—	29,233	—	29,233
South Korea	—	30,182	—	30,182
Spain	—	45,980	—	45,980
Sweden	—	79,282	—	79,282
Switzerland	—	185,405	—	185,405
United Kingdom	—	508,833	—	508,833

Total Common Stocks	83,493	2,851,822	414	2,935,729

Preferred Stock
Germany	—	30,312	—	30,312
Short-Term Investment
Investment Company	84,112	—	—	84,112

Total Investments in Securities	$167,605	$2,882,134	$414	$3,050,153

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,277	$—	$12,277
Futures Contracts	98	—	—	98

Total Appreciation in Other Financial Instruments	$98	$12,277	$—	$12,375

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,473)	$—	$(4,473)
Futures Contracts	(7)	—	—	(7)

Total Depreciation in Other Financial Instruments	$(7)	$(4,473)	$—	$(4,480)

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$35,908	$—	$35,908
Austria	501	2,199	—	2,700
Belgium	—	5,879	—	5,879
Bermuda	—	1,968	—	1,968
China	—	8,435	—	8,435
Denmark	4,554	—	—	4,554
Finland	—	9,424	—	9,424
France	—	68,109	—	68,109
Germany	90	56,731	—	56,821
Hong Kong	—	11,333	—	11,333
India	2,953	1,697	—	4,650
Ireland	—	5,399	—	5,399
Italy	—	6,171	—	6,171
Japan	—	127,936	—	127,936
Netherlands	—	36,858	—	36,858
Norway	—	5,261	—	5,261
Portugal	—	1,908	—	1,908
South Korea	—	2,171	—	2,171
Spain	—	14,488	—	14,488
Sweden	—	17,783	—	17,783
Switzerland	—	78,991	—	78,991
Taiwan	1,749	—	—	1,749
United Kingdom	1,771	125,070	—	126,841

Total Common Stocks	11,618	623,719	—	635,337

Preferred Stocks
Germany	—	6,074	—	6,074
Short-Term Investment
Investment Company	14,340	—	—	14,340

Total Investments in Securities	$25,958	$629,793	$—	$655,751

(a)	Value is zero.

There were no transfers between any levels during the year ended October 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of October 31, 2013 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
International Equity Index Fund	—	(a)	—
International Opportunities Fund	116		0.0	(b)
International Value Fund	414		0.0	(b)

(a)	Value is zero.
(b)	Amount rounds to less than 0.1%.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

C. Futures Contracts — The Global Equity Income Fund, Global Research Enhanced Index Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; theref re, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquid tion of positions.

The Funds’ futures contracts are not subject to master netting agreements.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2013 (amounts in thousands):

	Global Equity Income Fund	Global Research Enhanced Index Fund	International Equity Index Fund	International Opportunities Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$982	$37,435	$11,177	$5,953	$21,451
Ending Notional Balance Long	—	83,686	23,191	—	37,350

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange cont acts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forw rd foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2013 (amounts in thousands):

	Global Equity Income Fund	International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$6,508	$232,176	$511,544
Average Settlement Value Sold	17,679	193,869	401,180
Ending Settlement Value Purchased	8,245	356,939	611,612
Ending Settlement Value Sold	24,863	321,372	460,235

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$48

Gross Liabilities:
Foreign exchange contracts	Payables	$(238)

Global Research Enhanced Index Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,316

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(50)

International Equity Index Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$722

International Opportunities Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$6,772

Gross Liabilities:
Foreign Currency Contracts	Payables	$(3,310)

International Value Fund

Derivative Contract	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$12,277
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	98	—

Total		$98	$12,277

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(4,473)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(7)	—

Total		$(7)	$(4,473)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2013, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(172)	$(172)
Equity contracts	71	—	71

Total	$71	$(172)	$(101)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(208)

Total	$(208)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$4,179

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$2,266

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$2,236

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Equity contracts	$716

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(10,145)	$(10,145)
Equity contracts	3,902	—	3,902

Total	$3,902	$(10,145)	$(6,243)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$5,423	$5,423
Equity contracts	40	—	40

Total	$40	$5,423	$5,463

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(11,467)	$(11,467)
Equity contracts	8,568	—	8,568

Total	$8,568	$(11,467)	$(2,899)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$7,749	$7,749
Equity contracts	(235)	—	(235)

Total	$(235)	$7,749	$7,514

The Funds’ derivatives contracts held at October 31, 2013 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Offering and Organizational Costs — Total offering costs of approximately $40,000 and $39,000 incurred in connection with the offering of shares of Global Research Enhanced Index Fund and International Unconstrained Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees in the Statements of Operations. For the year ended October 31, 2013, total offering costs paid were (amounts in thousands):

Offering Costs
Global Research Enhanced Index Fund	$27
International Unconstrained Equity Fund	3

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—		$543	$(543)
Emerging Markets Equity Fund	—		(157)	157
Global Equity Income Fund	—	(a)	(135)	135
Global Research Enhanced Index Fund	—	(a)	720	(720)
International Equity Fund	—		369	(369)
International Equity Index Fund	—		1,642	(1,642)
International Opportunities Fund	—	(a)	(9,677)	9,677
International Unconstrained Equity Fund	—		— (a)	— (a)
International Value Fund	—		(11,230)	11,230
Intrepid International Fund	—		107	(107)

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Research Enhanced Index Fund	0.20
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Unconstrained Equity Fund	0.80
International Value Fund	0.60
Intrepid International Fund	0.80	(a)

(a)	Prior to September 1, 2013, the investment advisory fee was 0.85%.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2013, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$27	$—	(a)
Emerging Markets Equity Fund	100	9
Global Equity Income Fund	11	—	(a)
International Equity Fund	38	1
International Equity Index Fund	40	1
International Opportunities Fund	4	—	(a)
International Value Fund	174	—	(a)
Intrepid International Fund	1	—

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25	n/a	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5	Class R6	Institutional Class		Select Class
Emerging Economies Fund	1.60%		n/a		2.10%		n/a		1.15%	n/a	n/a		1.35%
Emerging Markets Equity Fund	1.70	*	2.20	*%	2.20	*	n/a		n/a	n/a	1.30	*%	1.45	*
Global Equity Income Fund	1.25		n/a		1.75		1.50%		0.80	n/a	n/a		1.00
Global Research Enhanced Index Fund	0.59		n/a		1.09		0.84		n/a	n/a	n/a		0.34
International Equity Fund	1.31		1.81		1.81		1.56		0.86	0.81	n/a		1.06
International Equity Index Fund	0.60	**	1.10	**	1.10	**	0.85	**	n/a	n/a	n/a		0.35	**
International Opportunities Fund	1.31		1.92		1.92		n/a		n/a	0.81	0.91		1.06
International Unconstrained Equity Fund	1.32		n/a		1.82		1.57		0.87	0.82	n/a		1.07
International Value Fund	1.35		1.85		1.85		1.60		n/a	0.85	0.95		1.10
Intrepid International Fund	1.40	***	n/a		1.90	***	1.65	***	n/a	n/a	0.90	***	1.15	***

*	Prior to September 1, 2013, the contractual expense limitations for Emerging Markets Equity Fund were 2.00%, 2.50%, 2.50%, 1.45% and 1.75% for Class A, Class B, Class C, Institutional Class and Select Class, respectively.

**	Prior to February 28, 2013, the contractual expense limitations for International Equity Index Fund were 1.07%, 1.80%, 1.80%, 1.32% and 0.82% for Class A, Class B, Class C, Class R2 and Select Class, respectively.

***	Prior to September 1, 2013, the contractual expense limitations for Intrepid International Fund were 1.50%, 2.00%, 1.75%, 1.00% and 1.25% for Class A, Class C, Class R2, Institutional Class and Select Class, respectively.

The expense limitation agreements were in effect for the year ended October 31, 2013. The contractual expense limitation percentages in the table above are in place until at least February 28, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended October 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$5	$491	$354	$850	$—
Emerging Markets Equity Fund	—	49	511	560	—
Global Equity Income Fund	310	58	34	402	—
Global Research Enhanced Index Fund	54	130	1,848	2,032	15
International Equity Fund	1,106	1,227	—	2,333	—
International Equity Index Fund	1,441	278	1,248	2,967	—
International Unconstrained Equity Fund	31	3	—	34	213
International Value Fund	—	136	—	136	—	(a)
Intrepid International Fund	37	268	407	712	—	(a)

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing		Total
Emerging Economies Fund	$—	(a)	$—	(a)	$—	(a)
Emerging Markets Equity Fund	21		80		101

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
International Equity Index Fund	$1		$—	$1
International Opportunities Fund	6		6	12
International Value Fund	—	(a)	58	58
Intrepid International Fund	—		1	1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2013 were as follows (amounts in thousands):

Emerging Economies Fund	$28
Emerging Markets Equity Fund	135
Global Equity Income Fund	4
Global Research Enhanced Index Fund	48
International Equity Fund	89
International Equity Index Fund	17
International Opportunities Fund	62
International Value Fund	131
Intrepid International Fund	19

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2013, the following Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economies Fund	$—	(a)
Emerging Markets Equity Fund	16
Global Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	—	(a)
International Equity Fund	—	(a)
International Opportunities Fund	3
International Value Fund	1
Intrepid International Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

4. Investment Transactions

During the year ended October 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$849,162	$296,166
Emerging Markets Equity Fund	1,928,950	942,824
Global Equity Income Fund	97,916	41,832
Global Research Enhanced Index Fund	1,917,151	270,804
International Equity Fund	712,263	106,416
International Equity Index Fund	258,919	378,477
International Opportunities Fund	757,099	379,256
International Unconstrained Equity Fund	2,488	2,439
International Value Fund	1,858,913	1,682,216
Intrepid International Fund	419,419	218,298

During the year ended October 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$984,170	$77,260	$31,273	$45,987
Emerging Markets Equity Fund	2,926,232	570,865	63,884	506,981
Global Equity Income Fund	95,632	13,130	618	12,512
Global Research Enhanced Index Fund	1,738,346	169,177	13,287	155,890
International Equity Fund	1,589,525	423,809	12,959	410,850
International Equity Index Fund	376,946	220,709	6,464	214,245
International Opportunities Fund	1,187,694	253,438	13,778	239,660
International Unconstrained Equity Fund	3,417	872	43	829
International Value Fund	2,462,503	619,254	31,604	587,650
Intrepid International Fund	536,754	120,798	1,801	118,997

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$6,432	$—	$6,432
Emerging Markets Equity Fund	13,244	—	13,244
Global Equity Income Fund	1,893	82	1,975
International Equity Fund	24,618	—	24,618
International Equity Index Fund	14,459	—	14,459
International Opportunities Fund	20,653	—	20,653
International Unconstrained Equity Fund	99	—	99
International Value Fund	59,721	—	59,721
Intrepid International Fund	6,451	—	6,451

The tax character of distributions paid during the year ended October 31, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$4,871	$4,871
Emerging Markets Equity Fund	1,925	1,925
Global Equity Income Fund	945	945
International Equity Fund	17,653	17,653

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Ordinary Income	Total Distributions Paid
International Equity Index Fund	$16,355	$16,355
International Opportunities Fund	16,377	16,377
International Value Fund	72,105	72,105
Intrepid International Fund	3,643	3,643

At October 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$12,420	$(60,147)	$46,052
Emerging Markets Equity Fund	20,089	(95,944)	501,999
Global Equity Income Fund	—	877	12,497
Global Research Enhanced Index Fund	23,867	2,595	156,723
International Equity Fund	2,166	(29,440)	410,905
International Equity Index Fund	10,968	9,577	214,649
International Opportunities Fund	15,665	(62,738)	240,465
International Unconstrained Equity Fund	115	204	829
International Value Fund	60,196	(448,422)	589,055
Intrepid International Fund	9,268	(546,420)	119,021

For the Funds the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of PFICs and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$21,522	$20,005
Emerging Markets Equity Fund	34,939	51,160
International Equity Fund	1,775	9,226
International Value Fund	16,490	7,146
Intrepid International Fund	1,733	—

At October 31, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,845	—	—	9,845
International Equity Fund	—	7,942	7,185	3,312	18,439
International Opportunities Fund	13,180	39,131	441	9,986	62,738
International Value Fund	119,474	241,545	63,767	—	424,786
Intrepid International Fund	293,716	250,971	—	—	544,687

During the year ended October 31, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Global Equity Income Fund	$142
International Equity Index Fund	54,145
International Opportunities Fund	5,544

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2013 (continued)

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$8,437
Global Equity Income Fund	418	65
International Equity Index Fund	4,418	10,234
International Opportunities Fund	8,636	10,241
International Value Fund	58,851	70,457
Intrepid International Fund	9,765	758

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2013. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$49,591	8	$2
International Equity Index Fund	22,709	8	1
International Value Fund	24,536	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Emerging Markets Equity Fund, Global Equity Income Fund, Global Research Enhanced Index Fund, International Equity Index Fund and International Value Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	22.5%	57.6%
Emerging Markets Equity Fund	n/a	21.02
Global Research Enhanced Index Fund	16.3	n/a
International Equity Fund	10.3	47.5
International Equity Index Fund	57.7	n/a
International Opportunities Fund	n/a	66.5
Intrepid International Fund	n/a	79.4

Additionally, the Adviser owns a significant portion of the outstanding shares of Emerging Markets Equity Fund, Global Equity Income Fund and International Value Fund.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Global Equity Income Fund and International Value Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2013, a significant portion of each Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2013, the Funds had the following country allocations representing greater than 10% of total investments.

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	12.9%	17.4%	—	—	—	—
Emerging Markets Equity Fund	10.7	—	—	—	15.9%	—
Global Equity Income Fund	—	—	10.2%	—	—	—
International Equity Fund	—	—	12.0	—	—	16.9%
International Equity Index Fund	—	—	—	12.9%	—	20.1
International Opportunities Fund	—	—	11.3	11.9	—	19.2
International Unconstrained Equity Fund	—	—	11.9	10.4	—	11.3
International Value Fund	—	—	15.5	11.4	—	21.2
Intrepid International Fund	—	—	10.4	—	—	19.5

	South Africa	South Korea	Switzerland	United Kingdom	United States	Taiwan
Emerging Economies Fund	—	15.2%	—	—	—	11.7%
Emerging Markets Equity Fund	14.8%	—	—	—	—	—
Global Equity Income Fund	—	—	—	10.7%	31.9%	—
Global Research Enhanced Index Fund	—	—	—	—	50.9	—
International Equity Fund	—	—	14.0%	23.1	—	—
International Opportunities Fund	—	—	—	21.1	—	—
International Unconstrained Equity Fund	—	—	10.8	26.6	—	—
International Value Fund	—	—	—	16.7	—	—
Intrepid International Fund	—	—	12.1	19.4	—	—

8. Transfers-In-Kind

On January 11, 2013, certain shareholders of International Equity Fund purchased shares and International Equity Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Market Value	Type
$47,211	Subscription-in-kind

9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities”. In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which updated ASU 2011-11. The ASU creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives, repurchase agreements and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. This ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the Funds’ (excluding the Global Research Enhanced Index Fund, which was effective upon inception date) financial statement disclosures.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I), and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, the financial position of JPMorgan International Unconstrained Equity Fund (a separate fund of JPMorgan Trust I) at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2011 (commencement of operations) through October 31, 2012, and the financial position of JPMorgan Global Research Enhanced Index Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2013

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2013, and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$987.70	$8.02	1.60%
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class C
Actual	1,000.00	986.10	10.51	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class R5
Actual	1,000.00	989.90	5.77	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Select Class
Actual	1,000.00	989.10	6.77	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35

Emerging Markets Equity Fund
Class A
Actual	1,000.00	979.60	8.68	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class B
Actual	1,000.00	977.10	11.11	2.23
Hypothetical	1,000.00	1,013.96	11.32	2.23
Class C
Actual	1,000.00	976.90	11.16	2.24
Hypothetical	1,000.00	1,013.91	11.37	2.24
Institutional Class
Actual	1,000.00	981.00	6.69	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Select Class
Actual	1,000.00	980.40	7.44	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Global Equity Income Fund
Class A
Actual	$1,000.00	$1,064.40	$6.45	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,061.40	9.04	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,062.90	7.75	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,066.40	4.11	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,066.10	5.16	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Global Research Enhanced Index Fund
Class A
Actual	1,000.00	1,097.50	3.07	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class C
Actual	1,000.00	1,095.80	5.71	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class R2
Actual	1,000.00	1,096.30	4.39	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,100.10	1.75	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

International Equity Fund
Class A
Actual	1,000.00	1,076.20	6.80	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class B
Actual	1,000.00	1,073.80	9.41	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class C
Actual	1,000.00	1,073.50	9.41	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	1,074.90	8.11	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R5
Actual	1,000.00	1,078.90	4.45	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,079.10	4.19	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,078.00	5.50	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Index Fund
Class A
Actual	$1,000.00	$1,092.80	$3.17	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class B
Actual	1,000.00	1,090.30	5.80	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	1,090.40	5.80	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class R2
Actual	1,000.00	1,091.90	4.48	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,094.30	1.85	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

International Opportunities Fund
Class A
Actual	1,000.00	1,091.60	6.59	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,088.30	9.00	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class C
Actual	1,000.00	1,088.50	9.16	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R6
Actual	1,000.00	1,094.20	3.96	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,093.40	4.49	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,092.30	5.22	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

International Unconstrained Equity Fund
Class A
Actual	1,000.00	1,105.20	7.00	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class C
Actual	1,000.00	1,102.30	9.64	1.82
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class R2
Actual	1,000.00	1,103.80	8.33	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class R5
Actual	1,000.00	1,107.60	4.62	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	1,107.50	4.36	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,106.10	5.68	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

	Beginning Account Value, May 1, 2013	Ending October 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
International Value Fund
Class A
Actual	$1,000.00	$1,086.00	$6.99	1.33%
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class B
Actual	1,000.00	1,083.90	9.51	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	1,083.80	9.61	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class R2
Actual	1,000.00	1,085.20	8.36	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R6
Actual	1,000.00	1,089.00	4.42	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Institutional Class
Actual	1,000.00	1,089.00	4.95	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Select Class
Actual	1,000.00	1,088.10	5.68	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

Intrepid International Fund
Class A
Actual	1,000.00	1,093.40	7.65	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class C
Actual	1,000.00	1,090.90	10.33	1.96
Hypothetical	1,000.00	1,015.32	9.96	1.96
Class R2
Actual	1,000.00	1,092.50	9.02	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Institutional Class
Actual	1,000.00	1,096.50	5.07	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Select Class
Actual	1,000.00	1,095.00	6.39	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2013.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Adviser on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Board also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the adviser.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

“Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the third and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the third, third and second quintiles for Class A shares and in the third, third and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Global Equity Income Fund was in the second quintile for both Class A and Select Class shares for the one-year period ending December 31, 2012, and the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Global Research Enhanced Index Fund since its inception on February 28, 2013 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2012, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the second, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Opportunities Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the International Unconstrained Equity Fund since its inception on November 30, 2011 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the third, second and second quintiles for Class A and in the second, first and second quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2012, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the second, third and fourth quintiles for Class A shares and in the second, second, and fourth quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2012, respectively, and that the

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second and third quintiles of their Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2013	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Dividend Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2013:

Dividend Received Deduction
Global Equity Income Fund	36.9%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$6,432
Emerging Markets Equity Fund	13,244
Global Equity Income Fund	1,893
International Equity Fund	24,618
International Equity Index Fund	14,459
International Opportunities Fund	20,653
International Unconstrained Equity Fund	99
International Value Fund	59,721
Intrepid International Fund	6,451

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purposes of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Global Equity Income Fund	$82
Global Research Enhanced Index Fund	2,596

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$21,102	$1,932
Emerging Markets Equity Fund	64,344	4,655
Global Equity Income Fund	2,074	180
International Equity Fund	35,264	2,749
International Equity Index Fund	13,696	1,367
International Opportunities Fund	32,713	2,021
International Unconstrained Equity Fund	86	8
International Value Fund	80,574	5,866
Intrepid International Fund	13,163	1,054

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2013. These shareholders will receive more detailed information along with their 2013 Form 1099-DIV.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. October 2013.	AN-INTEQ-1013

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $41,583

2012 – $37,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $19,530

2012 – $18,730

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013 – $9,932

2012 – $8,650

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 – $31.6 million

2011 – $33.6 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young President and Principal Executive Officer December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young President and Principal Executive Officer December 27, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd Treasurer and Principal Financial Officer December 27, 2013